                                                       File No. 33-5648
                                                      File No. 811-4520

                       SECURITIES AND EXCHANGE COMMISSION

                           Washington, D. C.   20549

                                   Form N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933     X

               Pre-Effective Amendment No. _____
               Post-Effective Amendment No.  17

                                     and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT
OF 1940                                                     X

               Amendment No. 17


UNITED HIGH INCOME FUND II, INC.
                      (Exact Name as Specified in Charter)

6300 Lamar Avenue, Shawnee Mission, Kansas              66202-4200
            (Address of Principal Executive Office)       (Zip Code)

Registrant's Telephone Number, including Area Code  (913) 236-2000

Sharon K. Pappas, P. O. Box 29217, Shawnee Mission, Kansas  66201-9217
                    (Name and Address of Agent for Service)

It is proposed that this filing will become effective

          _____  immediately upon filing pursuant to paragraph (b)
          _____  on (date) pursuant to paragraph (b)
          __X__  60 days after filing pursuant to paragraph (a)(1)
          _____  on (date) pursuant to paragraph (a)(1)
          _____  75 days after filing pursuant to paragraph (a)(2)
          _____  on (date) pursuant to paragraph (a)(2) of Rule 485

          _____ this post-effective amendment designates a new effective date for a previously filed post-effective amendment

==============================================================================

                   DECLARATION REQUIRED BY RULE 24f-2 (a) (1)

     The issuer has registered an indefinite amount of its securities under the Securities Act of 1933 pursuant to Rule 24f(a)(1). Notice for the Registrant's fiscal year ended September 30, 1995 will be filed on or about November 23, 1995.

                        UNITED HIGH INCOME FUND II, INC.
                        ================================

                             Cross Reference Sheet
                             =====================

Part A of
Form N-1A
Item No.                      Prospectus Caption
---------                     ------------------

 1 ........................   Cover Page
 2(a) .....................   Expenses
  (b) .....................   An Overview of the Fund
  (c) .....................   An Overview of the Fund
 3(a) .....................   Financial Highlights
  (b) .....................   *
  (c) .....................   Performance
  (d) .....................   Performance; About Your Account
 4(a) .....................   About the Investment Principles of the Fund;
About
                              the Management and Expenses of the Fund
  (b) .....................   About the Investment Principles of the Fund
  (c) .....................   An Overview of the Fund; About the Investment
                              Principles of the Fund
 5(a) .....................   About the Management and Expenses of the Fund
  (b)......................   Inside Back Cover; About the Management and
                              Expenses of the Fund
  (c) .....................   About the Management and Expenses of the Fund
  (d) .....................   Inside Back Cover; About the Management and
                              Expenses of the Fund
  (e) .....................   Inside Back Cover; About the Management and
                              Expenses of the Fund
  (f) .....................   About the Management and Expenses of the Fund
  (g)(i)...................   *
  (g()ii)..................   About the Management and Expenses of the Fund
 5A........................   **
 6(a) .....................   About the Management and Expenses of the Fund
  (b) .....................   *
  (c) .....................   *
  (d) .....................   *
  (e) .....................   About Your Account
  (f)......................   About Your Account
  (g) .....................   About Your Account
  (h) .....................   About the Management and Expenses of the Fund
 7(a) .....................   Inside Back Cover; About Your Account
  (b) .....................   About Your Account
  (c) .....................   About Your Account
  (d) .....................   About Your Account
  (e) .....................   *
  (f) .....................   About the Management and Expenses of the Fund
 8(a) .....................   About Your Account
  (b) .....................   *
  (c) .....................   About Your Account
  (d) .....................   About Your Account
 9 ........................   *

Part B of
Form N-1A
Item No.                      SAI Caption
---------                     -----------

10(a) .....................   Cover Page
  (b) .....................   *
11 ........................   Cover Page
12 ........................   *
13(a) .....................   Goals and Investment Policies
  (b) .....................   Goals and Investment Policies
  (c) .....................   Goals and Investment Policies
  (d) .....................   Goals and Investment Policies
14(a) .....................   Directors and Officers
  (b) .....................   Directors and Officers
  (c) .....................   Directors and Officers
15(a) .....................   *
  (b) .....................   *
  (c) .....................   Directors and Officers
16(a)(i) ..................   Investment Management and Other Services
  (a)(ii) .................   Directors and Officers
  (a)(iii) ................   Investment Management and Other Services
  (b) .....................   Investment Management and Other Services
  (c) .....................   *
  (d) .....................   Investment Management and Other Services
  (e) .....................   *
  (f) .....................   Investment Management and Other Services
  (g) .....................   *
  (h) .....................   Investment Management and Other Services
  (i) .....................   *
17(a) .....................   Portfolio Transactions and Brokerage
  (b) .....................   *
  (c) .....................   Portfolio Transactions and Brokerage
  (d) .....................   Portfolio Transactions and Brokerage
  (e) .....................   *
18(a) .....................   Other Information
  (b) .....................   *
19(a) .....................   Purchase, Redemption and Pricing of Shares
  (b) .....................   Purchase, Redemption and Pricing of Shares
  (c) .....................   Purchase, Redemption and Pricing of Shares
20 ........................   Payments to Shareholders; Taxes
21(a) .....................   Investment Management and Other Services
  (b) .....................   *
  (c) .....................   *
22(a) .....................   *
  (b)(i) ..................   Performance Information
  (b)(ii) .................   Performance Information
  (b)(iii) ................   *
  (b)(iv)..................   Performance Information
23 ........................   Financial Statements
---------------------------------------------------------------------------
  *Not Applicable or Negative Answer
**Included in Annual Report to Shareholders

   Please read this Prospectus before investing, and keep it on file for future reference. It sets forth concisely the information about the Fund that you ought to know before investing.

Additional information has been filed with the Securities and Exchange Commission and is contained in a Statement of Additional Information ("SAI") dated January 12, 1996. The SAI is available free upon request to the Fund or Waddell & Reed, Inc., the Fund's underwriter, at the address or telephone number below. The SAI is incorporated by reference into this Prospectus and you will not be aware of all facts unless you read both this Prospectus and the SAI.

THE FUND MAY INVEST UP TO ALL OF ITS ASSETS IN BONDS ISSUED BY DOMESTIC OR FOREIGN ISSUERS RATED BELOW INVESTMENT GRADE, COMMONLY KNOWN AS "JUNK BONDS," WHICH ENTAIL GREATER RISKS, INCLUDING DEFAULT RISKS, THAN THOSE FOUND IN HIGHER RATED SECURITIES. INVESTORS SHOULD CAREFULLY CONSIDER THESE RISKS BEFORE INVESTING. SEE "ABOUT THE INVESTMENT PRINCIPLES OF THE FUND" INCLUDED IN THIS PROSPECTUS FOR A DISCUSSION OF THE RISKS ASSOCIATED WITH NON-INVESTMENT GRADE DEBT SECURITIES. SEE APPENDIX A FOR A DISCUSSION OF BOND RATINGS.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

United High Income Fund II, Inc.
Class A Shares
This Fund seeks as its primary goal a high level of current income. As a secondary goal, the Fund seeks capital growth when consistent with its primary goal. The Fund invests primarily in a diversified portfolio of high-yield, high-risk fixed-income securities, the risks of which are, in the judgment of the Fund's investment manager, consistent with the Fund's goals.

This Prospectus describes one class of shares of the Fund -- Class A Shares.

Prospectus
January 12, 1996

UNITED HIGH INCOME FUND II, INC.
6300 Lamar Avenue
P. O. Box 29217
Shawnee Mission, Kansas
66201-9217
913-236-2000

Table of Contents

AN OVERVIEW OF THE FUND.........................7

EXPENSES........................................8

FINANCIAL HIGHLIGHTS............................9

PERFORMANCE....................................10
 Explanation of Terms .........................10

ABOUT WADDELL & REED...........................11

ABOUT THE INVESTMENT PRINCIPLES OF THE FUND....12
 Investment Goals and Principles ..............12

ABOUT YOUR ACCOUNT.............................19
 Ways to Set Up Your Account ..................19
 Buying Shares ................................21
 Minimum Investments ..........................22
 Adding to Your Account .......................22
 Selling Shares ...............................22
 Shareholder Services .........................23
   Personal Service ...........................23
   Reports ....................................24
   Exchanges ..................................24
   Automatic Transactions .....................24
 Dividends, Distributions
 and Taxes ....................................24
   Distributions ..............................24
   Taxes ......................................24

ABOUT THE MANAGEMENT AND EXPENSES OF THE FUND..26
 WRIMCO and Its Affiliates ....................26
 Breakdown of Expenses ........................27
   Management Fee .............................27
   Other Expenses .............................27

APPENDIX A.....................................29

 DESCRIPTION OF BOND RATINGS ..................29

 DESCRIPTION OF PREFERRED STOCK RATINGS .......31

An Overview of the Fund

The Fund: This Prospectus describes the Class A shares of United High Income Fund II, Inc., an open-end, diversified management investment company.

Goals and Strategies: United High Income Fund II, Inc. (the "Fund") seeks, as a primary goal, a high level of current income. As a secondary goal, the Fund seeks capital growth when consistent with its primary goal. There is no assurance that the Fund will achieve its goals. The Fund invests primarily in a diversified portfolio of high-yield, high-risk fixed-income securities, the risks of which are, in the judgment of the Fund's investment manager, consistent with the Fund's goals. See "About the Investment Principles of the Fund" for further information.

Management: Waddell & Reed Investment Management Company ("WRIMCO") provides investment advice to the Fund and manages the Fund's investments. WRIMCO is a wholly-owned subsidiary of Waddell & Reed, Inc. WRIMCO, Waddell & Reed, Inc. and its predecessors have provided investment management services to registered investment companies since 1940. See "About the Management and Expenses of the Fund" for further information about management fees.

Distributor: Waddell & Reed, Inc. acts as principal underwriter and distributor of the shares of the Fund.

Purchases: You may buy Class A shares of the Fund through Waddell & Reed, Inc. and its account representatives. The price to buy a Class A share of the Fund is the net asset value of a Class A share plus a sales charge. See "About Your Account" for information on how to purchase Class A shares.

Redemptions: You may redeem your shares at net asset value. When you sell your shares, they may be worth more or less than what you paid for them. See "About Your Account" for a description of redemption and reinvestment procedures.

Risk Considerations: Investments in high-yield, high-risk securities ("junk bonds") may entail risks that are different or more pronounced than that involved in higher-rated securities. The value of the Fund's investments and the income generated will vary from day to day, generally reflecting changes in interest rates, market conditions, and other company and economic news. Performance will also depend on WRIMCO's skill in selecting investments. See "About the Investment Principles of the Fund" for information about the risks associated with the Fund's investments.

Expenses

Shareholder transaction expenses are charges you pay when you buy or sell shares of a fund.

Maximum sales load
on purchases   5.75%
(as a percentage of offering price)

Maximum sales load
on reinvested
dividends      None

Deferred
sales load     None

Redemption fees     None

Exchange fee   None

Annual Fund operating expenses (as a percentage of average net assets).

Management fees     0.56%
12b-1 fees          0.11%
Other expenses 0.22%
Total Fund operating expenses1          0.89%

Example:  You would pay the following expenses on a $1,000 investment, assuming
(1) 5% annual return2 and (2) redemption at the end of each time period:

1 year    $ 66
3 years   $ 84
5 years   $104
10 years  $161

The purpose of this table is to assist you in understanding the various costs and expenses that a shareholder of the Class A shares of the Fund will bear directly or indirectly. The example should not be considered a representation of past or future expenses; actual expenses may be greater or lesser than those shown. For a more complete discussion of certain expenses and fees, see "Breakdown of Expenses."


1Retirement plan accounts may be subject to a $2 fee imposed by the plan custodian for use of the Flexible Withdrawal Service.

2Use of an assumed annual return of 5% is for illustration purposes only and is not a representation of the Fund's future performance, which may be greater or lesser.

Financial Highlights
     (Audited)

The following information has been audited by Price Waterhouse LLP, independent accountants, and should be read in conjunction with the financial statements and notes thereto, together with the report of Price Waterhouse LLP, included in the SAI.

For a Class A share outstanding throughout each period.3

                                                                                                                          For the
                                                                                                                           period
                                                                                                                     from July 1,
                                                            For the fiscal year ended September 30,                  1986 through
                              ------------------------------------------------------------------------------------- September 30,
                                1995      1994      1993      1992      1991      1990      1989      1988      1987      1986*
                                ----      ----      ----      ----      ----      ----      ----      ----      ----   --------
Net asset value,
  beginning of period .....    $3.96     $4.21     $4.06     $3.75     $3.45     $4.22     $4.66     $4.71     $4.96     $5.00
                               -----     -----     -----     -----     -----     -----     -----     -----     -----     -----
Income from investment operations:
  Net investment income ...     0.35      0.35      0.36      0.39      0.45      0.44      0.54      0.53      0.55      0.13
  Net realized and
    unrealized gain (loss)
    on investments ........     0.07     (0.25)     0.15      0.31      0.30     (0.77)    (0.44)    (0.05)    (0.25)    (0.04)
                               -----     -----     -----     -----     -----     -----     -----     -----     -----     -----
Total from investment
  operations ..............     0.42      0.10      0.51      0.70      0.75     (0.33)     0.10      0.48      0.30      0.09
Less distributions:
  Dividends declared from
    net investment
    income ................    (0.35)    (0.35)    (0.36)    (0.39)    (0.45)    (0.44)    (0.54)    (0.53)    (0.55)    (0.13)
                               -----     -----     -----     -----     -----     -----     -----     -----     -----     -----
Net asset value,
  end of period ...........    $4.03     $3.96     $4.21     $4.06     $3.75     $3.45     $4.22     $4.66     $4.71     $4.96
                               =====     =====     =====     =====     =====     =====     =====     =====     ====      =====
Total return** ............    11.25%     2.31%    13.07%    19.31%    23.66%    -8.03%     1.96%    10.98%     5.89%
7.11%***
Net assets, end of
  period (000 omitted) .... $367,782  $362,643  $380,819  $345,376  $291,436  $257,118  $313,339  $259,606  $165,392   $36,091
Ratio of expenses to
  average net assets ......     0.89%     0.88%     0.80%     0.82%     0.89%     0.89%     0.83%     0.87%     0.88%
0.19%****
Ratio of net investment
  income to average
  net assets ..............     8.93%     8.41%     8.64%     9.79%    12.94%    11.74%    11.90%    11.45%    11.11%     2.82%
Portfolio turnover
  rate ....................    26.82%    47.05%    69.24%    80.28%    53.88%    55.94%   122.30%   147.01%   178.30%     5.36%
   *The Fund's inception date is May 8, 1986; however, since the Fund did not have investment activity or incur expenses prior to the date of public offering, the per share data and ratios are for a capital share outstanding for the period from July 1,
    1986 (initial public offering) through September 30, 1986.  On an annual basis, the ratios of expenses and net investment income to average net assets would have been approximately 0.77% and 11.20%, respectively.
  **Total return calculated without taking into account the sales load deducted on an initial purchase.
 ***Annualized.
****For the period from July 1, 1986 through December 31, 1986, Waddell & Reed, Inc. agreed to a voluntary assumption of Fund expenses.  The ratio of expenses to average net assets for the period ended September 30, 1986 shown in the table would have been 0.22% without this assumption of expenses.

3On January 12, 1996, the Fund began offering Class Y shares to the public. Fund shares outstanding prior to that date were designated Class A shares.

     Information regarding the performance of the Fund is contained in the Fund's annual report to shareholders which may be obtained without charge by request to the Fund at the address or phone number shown on the cover of this Prospectus.

Performance

Mutual fund performance is commonly measured as total return. The Fund may also advertise its performance by showing yield and performance rankings. Performance information is calculated and presented separately for each class of Fund shares.

Explanation of Terms

Total Return is the overall change in value of an investment in the Fund over a given period, assuming reinvestment of any dividends and distributions. A cumulative total return reflects actual performance over a stated period of time. An average annual total return is a hypothetical rate of return that, if achieved annually, would have produced the same cumulative total return if performance had been constant over the entire period. Average annual total returns smooth out variations in performance; they are not the same as actual year-by-year results. Non-standardized total return may not reflect deduction of the applicable sales charge or may be for periods other than those required to be presented or may otherwise differ from standardized total return. Total return quotations that do not reflect the applicable sales charge will reflect a higher rate of return.

Yield refers to the income generated by an investment in the Fund over a given period of time, expressed as an annual percentage rate. The Fund's yield is based on a 30-day period ending on a specific date and is computed by dividing the Fund's net investment income per share earned during the period by the Fund's maximum offering price per share on the last day of the period.

Performance Rankings are comparisons of the Fund's performance to the performance of other selected mutual funds, selected recognized market indicators such as the Standard & Poor's 500 Stock Index and the Dow Jones Industrial Average, or non-market indices or averages of mutual fund industry groups. The Fund may quote its performance rankings and/or other information as published by recognized independent mutual fund statistical services or by publications of general interest. In connection with a ranking, the Fund may provide additional information, such as the particular category to which it relates, the number of funds in the category, the criteria upon which the ranking is based, and the effect of sales charges, fee waivers and/or expense reimbursements.

All performance information that the Fund advertises or includes in information provided to present or prospective shareholders is historical in nature and is not intended to represent or guarantee future results. The value of the Fund's shares when redeemed may be more or less than their original cost.

The Fund's recent performance and holdings will be detailed twice a year in the Fund's annual and semiannual reports, which are sent to all Fund shareholders.

About Waddell & Reed

Since 1937, Waddell & Reed has been helping people make the most of their financial future by helping them take advantage of various financial services. Today, Waddell & Reed has over 2500 account representatives located throughout the United States. Your primary contact in your dealings with Waddell & Reed will be your local account representative. However, the Waddell & Reed shareholder services department, which is part of the Waddell & Reed headquarters operations in Overland Park, Kansas, is available to assist you and your Waddell & Reed account representative. You may speak with a customer service representative by calling 913-236-2000.

About the Investment Principles of the Fund

Investment Goals and Principles

The primary goal of the Fund is to earn a high level of current income. As a secondary goal, the Fund seeks capital growth when consistent with its primary goal. The Fund seeks to achieve these goals by investing primarily in a diversified portfolio of high-yield, high-risk fixed income securities, the risks of which are, in the judgment of WRIMCO, consistent with the Fund's goals. There is no assurance that the Fund will achieve its goals.

There are three main types of securities that the Fund owns: debt securities, preferred stock and common stock. The Fund may also own convertible securities. In general, the high income that the Fund seeks is paid by debt securities in the lower rating categories of the established rating services or unrated securities that are, in the opinion of WRIMCO, of similar quality to rated securities in these categories; these are securities rated BBB or lower by Standard & Poor's Ratings Services ("S&P") or Baa or lower by Moody's Investors Service, Inc. ("MIS") and unrated securities. S&P and MIS ratings are described in Appendix A.

WRIMCO may look at a number of factors in selecting securities for the Fund's portfolio. These include an issuer's past, current and estimated future: (i) financial strength; (ii) cash flow; (iii) management; (iv) borrowing requirements; and (v) responsiveness to changes in interest rates and business conditions. When WRIMCO believes that a full or partial temporary defensive position is desirable, due to present or anticipated market or economic conditions, WRIMCO may take any one or more of the following steps with respect to up to all of the assets in the Fund's portfolio: (i) shortening the average maturity of the Fund's debt portfolio; (ii) holding cash or cash equivalents (short-term investments, such as commercial paper and certificates of deposit) in varying amounts designed for defensive purposes; and (iii) emphasizing high-grade debt securities. Going defensive in any one or more of these manners might involve a reduction in the yield on the Fund's portfolio. As an alternative to taking a temporary defensive position or in order to more quickly participate in anticipated market changes or market conditions, the Fund may invest in options and futures.

Risk Considerations

There are risks inherent in any investment. The Fund is subject to varying degrees of market risk, financial risk and, in some cases, prepayment risk. Market risk is the potential for fluctuations in the price of the security because of market factors. Because of market risks, you should anticipate that the share price of the Fund will fluctuate. Financial risk is based on the financial situation of the issuer. The financial risk of the Fund depends on the credit quality of the underlying securities. Prepayment risk is the possibility that, during periods of falling interest rates, a debt security with a high stated interest rate will be prepaid prior to its expected maturity date.

Certain types of instruments in which the Fund may invest, and certain strategies WRIMCO may employ in pursuit of the Fund's goals, involve special risks. Lower-quality debt securities (commonly called "junk bonds") are considered to be speculative and involve greater risk of default or price changes due to changes in the issuer's creditworthiness. The market prices of these securities may fluctuate more than higher-quality securities and may decline significantly in periods of general economic difficulty. Foreign securities and foreign currencies may involve risks relating to currency fluctuations, political or economic conditions in the foreign country, and the potentially less stringent investor protection and disclosure standards of foreign markets. These factors could make foreign investments, especially those in developing countries, more volatile.

The Fund can use various techniques to increase or decrease its exposure to changing security prices, interest rates, or other factors that affect security values. These techniques may involve derivative instruments, including options, futures contracts, options on futures contracts, indexed securities, stripped securities and mortgage-backed securities. If WRIMCO judges market conditions incorrectly or employs a strategy that does not correlate well with the Fund's investments, these techniques could result in a loss, regardless of whether the intent was to reduce risk or increase return. These techniques may increase the volatility of the Fund and may involve a small investment of cash relative to the magnitude of the risk assumed. In addition, these techniques could result in a loss if the counterparty to the transaction does not perform as promised or if there is not a liquid secondary market to close out a position that the Fund has entered into. See "Risks of Derivative Instruments" for further information on the risks of investing in these instruments.

Securities and Investment Practices

The following pages contain more detailed information about types of instruments in which the Fund may invest and strategies WRIMCO may employ in pursuit of the Fund's goals. A summary of risks associated with these instrument types and investment practices is included as well.

WRIMCO might not buy all of these instruments or use all of these techniques to the full extent permitted by the Fund's investment policies and restrictions unless it believes that doing so will help the Fund achieve its goals. As a shareholder, you will receive annual and semiannual reports detailing the Fund's holdings.

Certain of the investment policies and restrictions of the Fund are also stated below. A fundamental policy of the Fund may not be changed without the approval of the shareholders of the Fund. Operating policies may be changed by the Board of Directors without the approval of the affected shareholders. The goals of the Fund are fundamental policies. Unless otherwise indicated, the types of securities and other assets in which the Fund may invest and other policies are operating policies.

Policies and limitations are typically considered at the time of purchase; the sale of instruments is usually not required in the event of a subsequent change in circumstances.

Please see the SAI for further information concerning the following instruments and associated risks and the Fund's investment policies and restrictions.

Equity Securities. Equity securities represent an ownership interest in an issuer. This ownership interest often gives an investor the right to vote on measures affecting the issuer's organization and operations. Although common stocks and other equity securities have a history of long-term growth in value, their prices tend to fluctuate in the short term, particularly those of smaller companies. The equity securities in which the Fund invests may include preferred stock that converts to common stock either automatically or after a specified period of time or at the option of the issuer.

Policies and Restrictions: As a fundamental policy, the Fund may not purchase, or otherwise voluntarily acquire, any common stocks if, as a result, more than 20% of its total assets would consist of common stocks.

The Fund does not intend to invest more than 4% of its total assets in non-dividend-paying common stocks.

Debt Securities. Bonds and other debt instruments are used by issuers to borrow money from investors. The issuer pays the investor a fixed or variable rate of interest, and must repay the amount borrowed at maturity. Some debt securities, such as zero coupon bonds, do not pay current interest, but are purchased at a discount from their face values. The debt securities in which the Fund invests may include debt securities whose performance is linked to a specified equity security or securities index.

Debt securities have varying levels of sensitivity to changes in interest rates and varying degrees of quality. As a general matter, however, when interest rates rise, the values of fixed-rate debt securities fall and, conversely, when interest rates fall, the values of fixed-rate debt securities rise. The values of floating and adjustable-rate debt securities are not as sensitive to changes in interest rates as the values of fixed-rate debt securities. Longer-term bonds are generally more sensitive to interest rate changes than shorter-term bonds.

U.S. Government Securities are high-quality instruments issued or guaranteed as to principal or interest by the U.S. Treasury or by an agency or instrumentality of the U.S. Government. Not all U.S. Government Securities are backed by the full faith and credit of the United States. Some are backed by the right of the issuer to borrow from the U.S. Treasury; others are backed by discretionary authority of the U.S. Government to purchase the agencies' obligations; while others are supported only by the credit of the instrumentality. In the case of securities not backed by the full faith and credit of the United States, the investor must look principally to the agency issuing or guaranteeing the obligation for ultimate repayment.

Zero coupon bonds do not make interest payments; instead, they are sold at a deep discount from their face value and are redeemed at face value when they mature. Because zero coupon bonds do not pay current income, their prices can be very volatile when interest rates change. In calculating its dividends, the Fund takes into account as income a portion of the difference between a zero coupon bond's purchase price and its face value.

Lower-quality debt securities (commonly called "junk bonds") are considered to be speculative and involve greater risk of default or price changes due to changes in the issuer's creditworthiness. The market prices of these securities may fluctuate more than high-quality securities and may decline significantly in periods of general economic difficulty. While the market for high-yield, high-risk corporate debt securities has been in existence for many years and has weathered previous economic downturns, the 1980s brought a dramatic increase in the use of such securities to fund highly leveraged corporate acquisitions and restructurings. Past experience may not provide an accurate indication of the future performance of the high-yield, high-risk bond market, especially during periods of economic recession. The market for lower-rated debt securities may be thinner and less active than that for higher-rated debt securities, which can adversely affect the prices at which the former are sold. Adverse publicity and changing investor perceptions may decrease the values and liquidity of lower-rated debt securities, especially in a thinly-traded market. Valuation becomes more difficult and judgment plays a greater role in valuing lower-rated debt securities than with respect to securities for which more external sources of quotations and last sale information are available. Since the risk of default is higher for lower-rated debt securities, WRIMCO's research and credit analysis are an especially important part of managing securities of this type held by the Fund. WRIMCO continuously monitors the issuers of lower-rated debt securities in the Fund's portfolio in an attempt to determine if the issuers will have sufficient cash flow and profits to meet required principal and interest payments. The Fund may choose, at its expense or in conjunction with others, to pursue litigation or otherwise to exercise its rights as a security holder to seek to protect the interests of security holders if it determines this to be in the best interest of the Fund's shareholders.

Subject to its investment restrictions, the Fund may invest in debt securities rated in any rating category of the established rating services, including securities rated in the lowest rating category (such as those rated D by S&P and C by MIS). In addition, the Fund will treat unrated securities judged by WRIMCO to be of equivalent quality to a rated security to be equivalent to securities having that rating. The Fund may invest in securities in default.

While credit ratings are only one factor WRIMCO relies on in evaluating high-yield debt securities, certain risks are associated with credit ratings. Credit ratings evaluate the safety of principal and interest payments, not market value risk. Credit ratings for individual securities may change from time to time, and the Fund may retain a portfolio security whose rating has been changed.

Policies and Restrictions: At least 80% of the Fund's total assets normally will be invested to seek a high level of current income.

Debt Holdings, by Rating. During the fiscal year ended September 30, 1995, the percentage of the assets of the Fund invested in debt securities in each of the rating categories of S&P and the corporate debt securities not rated by an established rating service, determined on a dollar-weighted average, were as follows:

        Percentage of
Rated     Assets of
by S&P     the Fund
------  -------------
AAA           0.1%
AA            0.1
A             0.6
BBB           0.0
BB            9.9
B            68.1
CCC           3.4
CC            0.0
C             0.2
D             0.2

Unrated (Equivalent to)

AAA           0.0
AA            0.0
A             0.0
BBB           0.0
BB            0.0
B             4.1
CCC           0.5
CC            0.0
C             0.0
D             1.7

The percentage of assets in each category was calculated on the basis of a monthly dollar-weighted average. The monthly dollar-weighted average was calculated using the market value of the securities in the Fund's portfolio at the end of each month in the thirteen-month period ended with its last fiscal year, averaged over its last fiscal year. The rating used for each security is that security's rating as of the end of each month and, as ratings may change over time, does not necessarily indicate past or future ratings of any particular security or the ratings of securities in the portfolio in general. Asset composition of the Fund by rating categories at any particular time does not necessarily indicate future asset composition by rating categories.

Preferred Stock is also rated by S&P and MIS, as described in Appendix A. The Fund may invest in preferred stock rated in any rating category by an established rating service and unrated preferred stock judged by WRIMCO to be of equivalent quality.

Convertible Securities. A convertible security is a bond, debenture, note, preferred stock or other security that may be converted into or exchanged for a prescribed amount of common stock of the same or a different issuer within a particular period of time at a specified price or formula. A convertible security entitles the holder to receive interest paid or accrued on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Convertible securities have unique investment characteristics in that they generally have higher yields than those of common stocks of the same or similar issuers, but lower yields than comparable nonconvertible securities, are less subject to fluctuation in value than the underlying stock because they have fixed income characteristics, and provide the potential for capital appreciation if the market price of the underlying common stock increases.

The value of a convertible security is influenced by changes in interest rates, with investment value declining as interest rates increase and increasing as interest rates decline. The credit standing of the issuer and other factors also may have an effect on the convertible security's investment value.

Foreign Securities and foreign currencies can involve significant risks in addition to the risks inherent in U.S. investments. The value of securities denominated in or indexed to foreign currencies, and of dividends and interest from such securities, can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets, and prices on some foreign markets can be highly volatile. Many foreign countries lack uniform accounting and disclosure standards comparable to those applicable to U.S. companies, and it may be more difficult to obtain reliable information regarding an issuer's financial condition and operations. In addition, the costs of foreign investing, including withholding taxes, brokerage commissions, and custodial costs, are generally higher than for U.S. investments.

Foreign markets may offer less protection to investors than U.S. markets. Foreign issuers, brokers, and securities markets may be subject to less government supervision. Foreign security trading practices, including those involving the release of assets in advance of payment, may involve increased risks in the event of a failed trade or the insolvency of a broker-dealer, and may involve substantial delays. It may also be difficult to enforce legal rights in foreign countries.

Investing abroad also involves different political and economic risks. Foreign investments may be affected by actions of foreign governments adverse to the interests of U.S. investors, including the possibility of expropriation or nationalization of assets, confiscatory taxation, restrictions on U.S. investment or on the ability to repatriate assets or convert currency into U.S. dollars, or other government intervention. There may be a greater possibility of default by foreign governments or foreign government-sponsored enterprises. Investments in foreign countries also involve a risk of local political, economic, or social instability, military action or unrest, or adverse diplomatic developments. There is no assurance that WRIMCO will be able to anticipate these potential events or counter their effects.

The considerations noted above generally are intensified for investments in developing countries. A developing country is a nation that, in WRIMCO's opinion, is likely to experience long-term gross domestic product growth above that expected to occur in the United States, the United Kingdom, France, Germany, Italy, Japan and Canada. Developing countries may have relatively unstable governments, economies based on only a few industries, and securities markets that trade a small number of securities.

Certain foreign securities impose restrictions on transfer within the United States or to U.S. persons. Although securities subject to transfer restrictions may be marketable abroad, they may be less liquid than foreign securities of the same class that are not subject to such restrictions.

Policies and Restrictions: The Fund may purchase an unlimited amount of foreign securities. The Fund may not hold foreign currency except in connection with the purchase or sale of such foreign securities. The Fund will not invest more than 25% of its total assets in securities issued by the government of any one foreign country.

Options, Futures and Other Strategies. The Fund may use certain options and indexed securities to attempt to enhance income or yield or may attempt to reduce the overall risk of its investments by using certain options, futures contracts, and certain other strategies described herein. The strategies described below may be used in an attempt to manage certain risks of the Fund's investments that can affect fluctuation in its net asset value.

The Fund's ability to use these strategies may be limited by market conditions, regulatory limits and tax considerations. The Fund might not use any of these strategies, and there can be no assurance that any strategy that is used will succeed. The risks associated with such strategies are described below. Also see the SAI for more information on these instruments and strategies and their risk considerations.

Options. The Fund may engage in certain strategies involving options to attempt to enhance the Fund's income or yield or to attempt to reduce the overall risk of its investments. A call option gives the purchaser the right to buy, and obligates the writer to sell, the underlying investment at the agreed upon exercise price during the option period. A put option gives the purchaser the right to sell, and obligates the writer to buy, the underlying investment at the agreed upon exercise price during the option period. Purchasers of options pay an amount, known as a premium, to the option writer in exchange for the right under the option contract.

Options offer large amounts of leverage, which will result in the Fund's net asset value being more sensitive to changes in the value of the related investment. There is no assurance that a liquid secondary market will exist for exchange-listed options. The market for options that are not listed on an exchange may be less active than the market for exchange-listed options. The Fund will be able to close a position in an option it has written only if there is a market for the put or call. If the Fund is not able to enter into a closing transaction on an option it has written, it will be required to maintain the securities, or cash in the case of an option on an index, subject to the call or the collateral underlying the put until a closing purchase transaction can be entered into or the option expires. Because index options are settled in cash, the Fund cannot provide in advance for its potential settlement obligations on a call it has written on an index by holding the underlying securities. The Fund bears the risk that the value of the securities it holds will vary from the value of the index.

Policies and Restrictions: As a fundamental policy, the Fund may purchase and write (sell) put and call options only on debt securities, common stocks, broadly-based stock indices (i.e., include stocks that are not limited to issuers in any particular industry or similar industries), and the options on futures contracts described below, subject to certain restrictions that are set forth in the SAI.

As a fundamental policy, the Fund may write calls on securities only if the calls are covered calls (i.e., the Fund must own the related investments or other investments suitable for escrow arrangements).

Futures Contracts and Options on Futures Contracts. When the Fund purchases a futures contract, it incurs an obligation to take delivery of a specified amount of the obligation underlying the contract at a specified time in the future for a specified price. When the Fund sells a futures contract, it incurs an obligation to deliver the specified amount of the underlying obligation at a specified time in return for an agreed upon price.

When the Fund writes an option on a futures contract, it becomes obligated, in return for the premium paid, to assume a position in a futures contract at a specified exercise price at any time during the term of the option. If the Fund has written a call, it assumes a short futures position. If it has written a put, it assumes a long futures position. When the Fund purchases an option on a futures contract, it acquires a right in return for the premium it pays to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put).

Policies and Restrictions: As a fundamental policy, the Fund may only buy and sell futures contracts relating to debt securities and futures contracts on broadly-based stock indices, and options thereon.

The Fund intends to use futures contracts and options thereon only to attempt to hedge against market risks that could adversely affect the value of its portfolio.

Indexed Securities. The Fund may purchase and sell indexed securities, which are securities whose prices are indexed to the prices of other securities, securities indices, currencies, precious metals or other commodities, or other financial indicators. Indexed securities typically, but not always, are debt securities or deposits whose value at maturity or coupon rate is determined by reference to a specific instrument or statistic. The performance of indexed securities depends to a great extent on the performance of the security, currency, or other instrument to which they are indexed, and may also be influenced by interest rate changes in the U.S. and abroad. At the same time, indexed securities are subject to the credit risks associated with the issuer of the security, and their values may decline substantially if the issuer's creditworthiness deteriorates. Indexed securities may be more volatile than the underlying instruments.

Mortgage-Backed Securities may include pools of mortgages, such as collateralized mortgage obligations, and stripped mortgage-backed securities. The value of these securities may be significantly affected by changes in interest rates, the market's perception of the issuers, and the creditworthiness of the parties involved.

The yield characteristics of mortgage-backed securities differ from those of traditional debt securities. Among the major differences are that interest and principal payments are made more frequently on mortgage-backed securities and that principal may be prepaid at any time because the underlying mortgage loans generally may be prepaid at any time. As a result, if the Fund purchases these securities at a premium, a prepayment rate that is faster than expected will reduce yield to maturity while a prepayment rate that is slower than expected will have the opposite effect of increasing yield to maturity. Conversely, if the Fund purchases these securities at a discount, faster than expected prepayments will increase, while slower than expected prepayments will reduce, yield to maturity. Accelerated prepayments on securities purchased by the Fund at a premium also impose a risk of loss of principal because the premium may not have been fully amortized at the time the principal is repaid in full.

Timely payment of principal and interest on pass-through securities of the Government National Mortgage Association (but not the Federal Home Loan Mortgage Corporation or the Federal National Mortgage Association) is guaranteed by the full faith and credit of the United States. This is not a guarantee against market decline of the value of these securities or shares of the Fund. It is possible that the availability and marketability (i.e., liquidity) of these securities could be adversely affected by actions of the U.S. Government to tighten the availability of its credit.

Policies and Restrictions: The Fund intends to invest less than five percent of its total assets in mortgage-backed securities.

Stripped Securities are the separate income or principal components of a debt instrument. These involve risks that are similar to those of other debt securities, although they may be more volatile. The prices of stripped mortgage-backed securities may be particularly affected by changes in interest rates.

Policies and Restrictions: The Fund intends to invest less than five percent of its total assets in stripped securities.

Risks of Derivative Instruments. The use of options, futures contracts and options on futures contracts, and the investment in indexed securities, stripped securities and mortgage-backed securities involve special risks, including (i) possible imperfect or no correlation between price movements of the portfolio investments (held or intended to be purchased) involved in the transaction and price movements of the instruments involved in the transaction,
(ii) possible lack of a liquid secondary market for any particular instrument at a particular time, (iii) the need for additional portfolio management skills and techniques, (iv) losses due to unanticipated market price movements, (v) the fact that, while such strategies can reduce the risk of loss, they can also reduce the opportunity for gain, or even result in losses, by offsetting favorable price movements in investments involved in the transaction, (vi) incorrect forecasts by WRIMCO concerning interest rates or direction of price fluctuations of the investment involved in the transaction, which may result in the strategy being ineffective, (vii) loss of premiums paid by the Fund on options it purchases, and (viii) the possible inability of the Fund to purchase or sell a portfolio security at a time when it would otherwise be favorable for it to do so, or the possible need for the Fund to sell a portfolio security at a disadvantageous time, due to the need for the Fund to maintain "cover" or to segregate securities in connection with such transactions and the possible inability of the Fund to close out or liquidate its position.

For a hedging strategy to be completely effective, the price change of the hedging instrument must equal the price change of the investment being hedged. The risk of imperfect correlation of these price changes increases as the composition of the Fund's portfolio diverges from instruments underlying a hedging instrument. Such equal price changes are not always possible because the investment underlying the hedging instruments may not be the same investment that is being hedged. WRIMCO will attempt to create a closely correlated hedge but hedging activity may not be completely successful in eliminating market value fluctuation.

WRIMCO may use derivative instruments, including securities with embedded derivatives, for hedging purposes to adjust the risk characteristics of the Fund's portfolio of investments and may use some of these instruments to adjust the return characteristics of the Fund's portfolio of investments. An embedded derivative is a derivative that is part of another financial instrument. Embedded derivatives typically, but not always, are debt securities whose return of principal or interest, in part, is determined by reference to something that is not intrinsic to the security itself. The use of derivative techniques for speculative purposes can increase investment risk. If WRIMCO judges market conditions incorrectly or employs a strategy that does not correlate well with the Fund's investments, these techniques could result in a loss, regardless of whether the intent was to reduce risk or increase return. These techniques may increase the volatility of the Fund and may involve a small investment of cash relative to the magnitude of the risk assumed. In addition, these techniques could result in a loss if the counterparty to the transaction does not perform as promised or if there is not a liquid secondary market to close out a position that the Fund has entered into.

The ordinary spreads between prices in the cash and futures markets, due to the differences in the natures of those markets, are subject to distortion. Due to the possibility of distortion, a correct forecast of general interest rate or stock market trends by WRIMCO may still not result in a successful transaction. WRIMCO may be incorrect in its expectations as to the extent of various interest rate movements or stock market movements or the time span within which the movements take place.

Options and futures transactions may increase portfolio turnover rates, which results in correspondingly greater commission expenses and transaction costs and may result in certain tax consequences.

New financial products and risk management techniques continue to be developed. The Fund may use these instruments and techniques to the extent consistent with its goals, investment policies and regulatory requirements applicable to investment companies.

When-Issued and Delayed-Delivery Transactions are trading practices in which payment and delivery for the securities take place at a future date. The market value of a security could change during this period, which could affect the Fund's yield.

When purchasing securities on a delayed-delivery basis, the Fund assumes the rights and risks of ownership, including the risk of price and yield fluctuations. When the Fund has sold a security on a delayed-delivery basis, the Fund does not participate in further gains or losses with respect to the security. If the other party to a delayed-delivery transaction fails to deliver or pay for the securities, the Fund could miss a favorable price or yield opportunity, or could suffer a loss.

Repurchase Agreements. In a repurchase agreement, the Fund buys a security at one price and simultaneously agrees to sell it back at a higher price. Delays or losses could result if the other party to the agreement defaults or becomes insolvent.

Restricted and Illiquid Securities. Restricted securities are securities that are subject to legal or contractual restrictions on resale. Restricted securities may be illiquid due to restrictions on their resale. Certain restricted securities may be determined to be liquid in accordance with guidelines adopted by the Fund's Board of Directors.

Illiquid investments may be difficult to sell promptly at an acceptable price. Difficulty in selling securities may result in a loss or may be costly to the Fund.

Policies and Restrictions: As a fundamental policy, the Fund may not purchase a security if, as a result, more than 10% of its net assets would consist of restricted securities.

The Fund may not purchase a security if, as a result, more than 10% of its net assets would consist of illiquid investments.

Diversification. Diversifying the Fund's investment portfolio can reduce the risks of investing. This may include limiting the amount of money invested in any one issuer or, on a broader scale, in any one industry.

Policies and Restrictions: As a fundamental policy, the Fund may not buy a security if, as a result, it would own more than 10% of the voting securities or any class of securities of an issuer, or if more than 5% of the Fund's total assets would be invested in securities of that issuer.

As a fundamental policy, the Fund may not buy a security if, as a result, more than 25% of the Fund's total assets would then be invested in securities of companies in any one industry.

Borrowing. If the Fund borrows money, its share price may be subject to greater fluctuation until the borrowing is paid off.

If the Fund makes additional investments while borrowings are outstanding, this may be considered a form of leverage.

Policies and Restrictions: As a fundamental policy, the Fund may borrow money only from banks, as a temporary measure or for extraordinary or emergency purposes but only up to 5% of its total assets. The Fund does not intend to borrow for temporary measures; however, it may borrow to cover redemptions or settlements of securities transactions. See the SAI for further information on the Fund's ability to borrow.

Lending. Securities loans may be made on a short-term or long-term basis for the purpose of increasing the Fund's income. This practice could result in a loss or a delay in recovering the Fund's securities. Loans will be made only to parties deemed by WRIMCO to be creditworthy.

Policies and Restrictions: As a fundamental policy, the Fund may not lend more than 10% of its assets at any one time, and such loans must be on a collateralized basis in accordance with applicable regulatory requirements.

Other Instruments may include warrants, and securities of closed-end investment companies. As a shareholder in an investment company, the Fund would bear its pro rata share of that investment company's expenses, which could result in duplication of certain fees, including management and administrative fees.

Policies and Restrictions: As a fundamental policy, the Fund may invest up to 5% of its net assets in warrants. The Fund does not intend to invest more than 2% of its net assets in warrants that are not listed on the New York Stock Exchange (the "NYSE") or American Stock Exchange. Warrants acquired in units or attached to other securities are not considered for purposes of computing these limitations.

As a fundamental policy, the Fund may buy shares of other investment companies that do not redeem their shares only if it does so in a regular transaction in the open market and only if not more than 10% of the Fund's total assets would be invested in these shares. The Fund does not intend to invest more than 5% of its assets in such securities.

The Fund will not purchase securities of unseasoned issuers (including predecessor companies), which have been in operation for less than three years, if the value of its investment in such securities would exceed 5% of its total assets.

About Your Account

The different ways to set up (register) your account are listed below.

     Ways to Set Up Your Account

-------------------------------------------------

Individual or Joint Tenants
For your general investment needs

Individual accounts are owned by one person. Joint accounts have two or more owners (tenants).

-------------------------------------------------

Business or Organization
For investment needs of corporations, associations, partnerships, institutions, or other groups

-------------------------------------------------

Retirement
To shelter your retirement savings from taxes

Retirement plans allow individuals to shelter investment income and capital gains from current taxes. In addition, contributions to these accounts may be tax deductible.

  Individual Retirement Accounts (IRAs) allow anyone of legal age and under 70 1/2 with earned income to invest up to $2,000 per tax year. The maximum is $2,250 if the investor's spouse has less than $250 of earned income in the taxable year.

  Rollover IRAs retain special tax advantages for certain distributions from employer-sponsored retirement plans.

  Simplified Employee Pension Plans (SEP - IRAs) provide small business owners or those with self-employed income (and their eligible employees) with many of the same advantages as a Keogh, but with fewer administrative requirements.

  Keogh Plans allow self-employed individuals to make tax-deductible contributions for themselves up to 25% of their annual earned income, with a maximum of $30,000 per year.

  Programs allow employees of corporations of all sizes to contribute a percentage of their wages on a tax-deferred basis. These accounts need to be established by the administrator or trustee of the plan.

  Custodial Accounts are available to employees of public school systems or certain types of charitable organizations.

  Accounts allow employees of state and local governments and certain charitable organizations to contribute a portion of their compensation on a tax-deferred basis.

-------------------------------------------------

Gifts or Transfers to a Minor
To invest for a child's education or other future needs

These custodial accounts provide a way to give money to a child and obtain tax benefits. An individual can give up to $10,000 a year per child without paying Federal gift tax. Depending on state laws, you can set up a custodial account under the Uniform Gifts to Minors Act ("UGMA") or the Uniform Transfers to Minors Act ("UTMA").

-------------------------------------------------

Trust
For money being invested by a trust

The trust must be established before an account can be opened, or you may use a trust form made available by Waddell & Reed. Contact your Waddell & Reed account representative for the form.

-------------------------------------------------

Buying Shares

You may buy shares of the Fund through Waddell & Reed, Inc. and its account representatives. To open your account you must complete and sign an application. Your Waddell & Reed account representative can help you with any questions you might have.

The price to buy a share of the Fund, called the offering price, is calculated every business day.

The offering price of a Class A share (price to buy one Class A share) is the Fund's Class A net asset value ("NAV") plus the sales charge shown in the table below.

                 Sales
          Sales  Charge
         Charge    as
           as   Approx.
         PercentPercent
           of      of
Size of Offering Amount
Purchase  Price Invested
-----------------------
Under
$100,000  5.75%  6.10%

$100,000
to less
than
$200,000  4.75    4.99

$200,000
to less
than
$300,000  3.50    3.63

$300,000
to less
than
$500,000  2.50    2.56

$500,000
to less
than
$1,000,0001.50    1.52

$1,000,000
to less
than
$2,000,0001.00    1.01

$2,000,000
and over  0.00    0.00

The Fund's Class A NAV is the value of a single share. The Class A NAV is computed by adding, with respect to that Class, the value of the Fund's investments, cash, and other assets, subtracting its liabilities, and then dividing the result by the number of Class A shares outstanding.

The securities in the Fund's portfolio that are listed or traded on an exchange are valued primarily using market quotations or, if market quotations are not available, at their fair value in a manner determined in good faith by or at the direction of the Board of Directors. Bonds are generally valued according to prices quoted by a dealer in bonds that offers a pricing service. Short-term debt securities are valued at amortized cost, which approximates market value. Other assets are valued at their fair value by or at the direction of the Board of Directors.

The Fund is open for business each day the NYSE is open. The Fund normally calculates the net asset values of its shares as of the later of the close of business of the NYSE, normally 4 p.m. Eastern time, or the close of the regular session of any other securities or commodities exchange on which an option held by the Fund is traded.

The Fund may invest in securities listed on foreign exchanges which may trade on Saturdays or on customary U.S. national business holidays when the NYSE is closed. Consequently, the NAV of Fund shares may be significantly affected on days when the Fund does not price its shares and when you have no access to the Fund.

When you place an order to buy shares, your order will be processed at the next offering price calculated after your order is received and accepted. Note the following:

  Orders are accepted only at the home office of Waddell & Reed, Inc.
  All of your purchases must be made in U.S. dollars.
  If you buy shares by check, and then sell those shares by any method other than by exchange to another fund in the United Group, the payment may be delayed for up to ten days to ensure that your previous investment has cleared.

When you sign your account application, you will be asked to certify that your Social Security or taxpayer identification number is correct and whether you are subject to backup withholding for failing to report income to the IRS.

Waddell & Reed, Inc. reserves the right to reject any purchase orders, including purchases by exchange, and it and the Fund reserve the right to discontinue offering Fund shares for purchase.

Lower sales charges are available by combining additional purchases of shares of a corresponding class of any of the funds in the United Group, to the extent otherwise permitted, except United Municipal Bond Fund, Inc., United Cash Management, Inc., United Government Securities Fund, Inc. and United Municipal High Income Fund, Inc., with the net asset value of Class A shares already held ("rights of accumulation") and by grouping all purchases of Class A shares made during a thirteen-month period ("Statement of Intention"). Shares of a corresponding class of another fund purchased through a contractual plan may not be included unless the plan has been completed. Purchases by certain related persons may be grouped. Additional information and applicable forms are available from Waddell & Reed account representatives.

Class A shares may be purchased at net asset value by the Directors and officers of the Fund, employees of Waddell & Reed, Inc., employees of their affiliates, account representatives of Waddell & Reed, Inc. and the spouse, children, parents, children's spouses and spouse's parents of each such Director, officer, employee and account representative. Purchases of Class A shares in certain retirement plans and certain trusts for these persons may also be made at net asset value. Purchases of Class A shares in a 401(k) plan having 100 or more eligible employees and purchases of Class A shares in a 457 plan having 100 or more eligible employees may be made at net asset value. Shares may also be issued at net asset value in a merger, acquisition or exchange offer made pursuant to a plan of reorganization to which the Fund is a party.

Minimum Investments

To Open an Account  $500

For certain exchanges    $100

For certain retirement accounts and accounts opened with Automatic Investment
Service   $50

For certain retirement accounts and accounts opened through payroll deductions
for or by employees of WRIMCO, Waddell & Reed, Inc. and their affiliates   $25

To Add to an Account

For certain exchanges    $100

For Automatic Investment Service   $25

Adding to Your Account

Subject to the minimums described under "Minimum Investments," you can make additional investments of any amount at any time.

To add to your account, make your check payable to Waddell & Reed, Inc. Mail the check along with:

  the detachable form that accompanies the confirmation of a prior purchase by you or your year-to-date statement; or

  a letter showing your account number, the account registration and stating the fund whose shares you wish to purchase.

Mail to Waddell & Reed, Inc. at the address printed on your confirmation or year-to-date statement.

Selling Shares

You can arrange to take money out of your Fund account at any time by selling (redeeming) some or all of your shares.

The redemption price (price to sell one Class A share) is the Fund's Class A
NAV.

To sell shares, your request must be made in writing.

Complete an Account Service Request form, available from your Waddell & Reed account representative, or write a letter of instruction with:

  the name on the account registration;
  the Fund's name;
  the Fund account number;
  the dollar amount or number of shares to be redeemed; and any other applicable requirements listed in the table below.

Deliver the form or your letter to your Waddell & Reed account representative, or mail it to:

Waddell & Reed, Inc.
P. O. Box 29217
Shawnee Mission, Kansas
66201-9217

Unless otherwise instructed, Waddell & Reed will send a check to the address on the account.

                    Special Requirements for Selling Shares

Account Type     Special Requirements
Individual or    The written instructions must
Joint Tenant     be signed by all persons
                 required to sign for
                 transactions, exactly as their
                 names appear on the account.
Sole             The written instructions must
Proprietorship   be signed by the individual
                 owner of the business.
UGMA, UTMA       The custodian must sign the
                 written instructions
                 indicating capacity as
                 custodian.
Retirement       The written instructions must
Account          be signed by a properly
                 authorized person.
Trust            The trustee must sign the
                 written instructions
                 indicating capacity as
                 trustee.  If the trustee's
                 name is not in the account
                 registration, provide a
                 currently certified copy of
                 the trust document.
Business or      At least one person authorized
Organization     by corporate resolution to act
                 on the account must sign the
                 written instructions.
Conservator,     The written instructions must
Guardian or      be signed by the person
Other Fiduciary  properly authorized by court
                 order to act in the particular
                 fiduciary capacity.

When you place an order to sell shares, your shares will be sold at the next NAV calculated after receipt of a written request in good order by Waddell & Reed, Inc. at its home office. Note the following:

  If more than one person owns the shares, each owner must sign the written request.
  If you hold a certificate, it must be properly endorsed and sent to the Fund. If you recently purchased the shares by check, the Fund may delay payment of redemption proceeds. You may arrange for the bank upon which the purchase check was drawn to provide to the Fund telephone or written assurance, satisfactory to the Fund, that the check has cleared and been honored. If no such assurance is given, payment of the redemption proceeds on these shares will be delayed until the earlier of 10 days or the date the Fund is able to verify that your purchase check has cleared and been honored.
  Redemptions may be suspended or payment dates postponed on days when the NYSE is closed (other than weekends or holidays), when trading on the NYSE is restricted, or as permitted by the Securities and Exchange Commission. Payment is normally made in cash, although under extraordinary conditions redemptions may be made in portfolio securities.

The Fund reserves the right to require a signature guarantee on certain redemption requests. This requirement is designed to protect you and Waddell & Reed from fraud. The Fund may require a signature guarantee in certain situations such as:

  the request for redemption is made by a corporation, partnership or fiduciary;
  the request for redemption is made by someone other than the owner of record; or the check is being made payable to someone other than the owner of record.

The Fund will accept a signature guarantee from a national bank, a federally chartered savings and loan or a member firm of a national stock exchange or other eligible guarantor in accordance with procedures of the Fund's transfer agent. A notary public cannot provide a signature guarantee.

The Fund reserves the right to redeem at NAV all shares of the Fund owned or held by you having an aggregate NAV of less than $500. The Fund will give you notice of its intention to redeem your shares and a 60-day opportunity to purchase a sufficient number of additional shares to bring the aggregate NAV of your shares to $500.

You may reinvest without charge all or part of the amount you redeemed by sending to the Fund the amount you want to reinvest. The reinvested amounts must be received by the Fund within thirty days after the date of your redemption. You may do this only once as to Class A shares of the Fund.

Under the terms of the 401(k) prototype plan which Waddell & Reed, Inc. has available, the plan may have the right to make a loan to a plan participant by redeeming Fund shares held by the plan. Principal and interest payments on the loan made in accordance with the terms of the plan may be reinvested by the plan, without payment of a sales charge, in shares of a corresponding class of any of the funds in the United Group in which the plan may invest.

Shareholder Services

Waddell & Reed provides a variety of services to help you manage your account.

Personal Service

Your local Waddell & Reed account representative is available to provide personal service. Additionally, the Waddell & Reed Customer Services staff is available to respond promptly to your inquiries and requests.

Reports

Statements and reports sent to you include the following:

  confirmation statements (after every purchase, exchange, transfer or redemption) year-to-date statements (quarterly) annual and semiannual reports (every six months)

To reduce expenses, only one copy of annual and semiannual reports will be mailed to your household, even if you have more than one account with the Fund. Call 913-236-2000 if you need copies of annual or semiannual reports or historical account information.

Exchanges

You may sell your Class A shares and buy corresponding shares of other funds in the United Group. You may exchange only into funds that are legally registered for sale in your state of residence. Note that exchanges out of the Fund may have tax consequences for you. Before exchanging into a fund, read its prospectus.

The Fund reserves the right to terminate or modify these exchange privileges at any time, upon notice in certain instances.

Automatic Transactions

Flexible withdrawal service lets you set up monthly, quarterly, semiannual or annual redemptions from your account.

Regular Investment Plans allow you to transfer money into your Fund account automatically. While regular investment plans do not guarantee a profit and will not protect you against loss in a declining market, they can be an excellent way to invest for retirement, a home, educational expenses, and other long-term financial goals.

Certain restrictions and fees imposed by the plan custodian may also apply for retirement accounts. Speak with your Waddell & Reed account representative for more information.

               Regular Investment Plans

Automatic Investment Service
To move money from your bank account to an existing Fund account

          Minimum        Frequency
          $25            Monthly

Funds Plus Service To move money from United Cash Management, Inc. to the Fund whether in the same or a different account

          Minimum        Frequency
          $100           Monthly

Dividends, Distributions and Taxes

Distributions

The Fund distributes substantially all of its net income and capital gains to shareholders each year. Ordinarily, dividends are distributed monthly from the Fund's net investment income, which includes accrued interest, earned discount, dividends and other income earned on portfolio assets less expenses. Net capital gains (and any net realized gains from foreign currency transactions) ordinarily are distributed in December. The Fund may make additional distributions if necessary to avoid Federal income or excise taxes on undistributed income and capital gains.

Distribution Options. When you open an account, specify on your application how you want to receive your distributions. The Fund offers three options:

1. Share Payment Option. Your dividend and capital gains distributions will be automatically paid in additional Class A shares of the Fund. If you do not indicate a choice on your application, you will be assigned this option.

2. Income-Earned Option. Your capital gains distributions will be automatically paid in Class A shares, but you will be sent a check for each dividend distribution.

3. Cash Option. You will be sent a check for your dividend and capital gains distributions.

For retirement accounts, all distributions are automatically paid in Class A shares.

Taxes

The Fund has qualified and intends to continue to qualify for treatment as a regulated investment company under the Internal Revenue Code of 1986, as amended (the "Code"), so that it will be relieved of Federal income tax on that part of its investment company taxable income (consisting generally of net investment income, net short-term capital gains and net gains from certain foreign currency transactions) and net capital gains (the excess of net long-term capital gains over net short-term capital losses) that are distributed to its shareholders.

There are certain tax requirements that the Fund must follow in order to avoid Federal taxation. In its effort to adhere to these requirements, the Fund may have to limit its investment activity in some types of instruments.

As with any investment, you should consider how your investment in the Fund will be taxed. If your account is not a tax-deferred retirement account, you should be aware of the following tax implications:

Taxes on distributions. Dividends from the Fund's investment company taxable income are taxable to you as ordinary income whether received in cash or paid in additional Fund shares. Distributions of the Fund's realized net capital gains, when designated as such, are taxable to you as long-term capital gains, whether received in cash or paid in additional Fund shares and regardless of the length of time you have owned your shares. The Fund notifies you after each calendar year-end as to the amounts of dividends and other distributions paid (or deemed paid) to you for that year. Under certain circumstances, the Fund may elect to permit shareholders to take a credit or deduction for foreign income taxes paid by the Fund. The Fund will notify you of any such election.

A portion of the dividends paid by the Fund, whether received in cash or paid in additional Fund shares, may be eligible for the dividends-received deduction allowed to corporations. The eligible portion may not exceed the aggregate dividends received by the Fund from U.S. corporations. However, dividends received by a corporate shareholder and deducted by it pursuant to the dividends-received deduction are subject indirectly to the alternative minimum tax.

Withholding. The Fund is required to withhold 31% of all dividends, capital gains distributions and redemption proceeds payable to individuals and certain other noncorporate shareholders who do not furnish the Fund with a correct taxpayer identification number. Withholding at that rate from dividends and capital gains distributions also is required for such shareholders who otherwise are subject to backup withholding.

Taxes on transactions. Your redemption of Fund shares will result in taxable gain or loss to you, depending on whether the redemption proceeds are more or less than your adjusted basis for the redeemed shares (which normally includes any sales charge paid). An exchange of Fund shares for shares of any other fund in the United Group generally will have similar tax consequences.
However, special rules apply when you dispose of Fund shares through a redemption or exchange within ninety days after your purchase thereof and subsequently reacquire Fund shares or acquire shares of another fund in the United Group without paying a sales charge due to the thirty-day reinvestment privilege or exchange privilege. See "About Your Account." In these cases, any gain on the disposition of the Fund shares would be increased, or loss decreased, by the amount of the sales charge you paid when those shares were acquired, and that amount will increase the adjusted basis of the shares subsequently acquired. In addition, if you purchase Class A shares of the Fund within thirty days before or after redeeming other Class A shares of the Fund at a loss, part or all of that loss will not be deductible and will increase the basis of the newly purchased shares.

The foregoing is only a summary of some of the important Federal tax considerations generally affecting the Fund and its shareholders. There may be other Federal, state or local tax considerations applicable to a particular investor. You are urged to consult your own tax adviser.

About the Management and Expenses of the Fund

United High Income Fund II, Inc. is a mutual fund: an investment that pools shareholders' money and invests it toward a specified goal. In technical terms, the Fund is an open-end management investment company organized as a corporation under Maryland law on April 22, 1986.

The Fund is governed by a Board of Directors, which has overall responsibility for the management of its affairs. The majority of directors are not affiliated with Waddell & Reed, Inc.

The Fund has two classes of shares. Prior to January 12, 1996, the Fund offered only one class of shares to the public. Shares outstanding on that date were designated as Class A shares, which are offered by this Prospectus. In addition, the Fund offers Class Y shares through a separate prospectus. Class Y shares are designed for institutional investors. Class Y shares are not subject to a sales charge on purchases and are not subject to redemption fees. Class Y shares are not subject to a Rule 12b-1 fee. Additional information about Class Y shares may be obtained by calling 913-236-2000 or by writing to Waddell & Reed, Inc. at the address on the inside back cover of this Prospectus.

The Fund does not hold annual meetings of shareholders; however, certain significant corporate matters, such as the approval of a new investment advisory agreement or a change in a fundamental investment policy, which require shareholder approval will be presented to shareholders at a meeting called by the Board of Directors for such purpose.

Special meetings of shareholders may be called for any purpose upon receipt by the Fund of a request in writing signed by shareholders holding not less than 25% of all shares entitled to vote at such meeting, provided certain conditions stated in the Bylaws of the Fund are met. There will normally be no meeting of the shareholders for the purpose of electing directors until such time as less than a majority of directors holding office have been elected by shareholders, at which time the directors then in office will call a shareholders' meeting for the election of directors. To the extent that Section 16(c) of the Investment Company Act of 1940, as amended (the "1940 Act"), applies to the Fund, the directors are required to call a meeting of shareholders for the purpose of voting upon the question of removal of any director when requested in writing to do so by the shareholders of record of not less than 10% of the Fund's outstanding shares.

Each share (regardless of Class) has one vote. All shares of the Fund vote together as a single Class, except as to any matter for which a separate vote of any Class is required by the 1940 Act, and except as to any matter which affects the interests of one or more particular Classes, in which case only the shareholders of the affected Classes are entitled to vote, each as a separate Class. Shares are fully paid and nonassessable when purchased.

WRIMCO and Its Affiliates

The Fund is managed by WRIMCO, subject to the authority of the Fund's Board of Directors. WRIMCO provides investment advice to the Fund and supervises the Fund's investments. Waddell & Reed, Inc. and its predecessors served as investment manager to each of the registered investment companies in the United Group of Mutual Funds, except United Asset Strategy Fund, Inc., since 1940 or the inception of the company, whichever was later, and to TMK/United Funds, Inc. since that fund's inception, until January 8, 1992, when it assigned its duties as investment manager and assigned its professional staff for investment management services to WRIMCO. WRIMCO has also served as investment manager for Waddell & Reed Funds, Inc. since its inception in September 1992, Torchmark Government Securities Fund, Inc. and Torchmark Insured Tax-Free Fund, Inc. since each commenced operations in February 1993, and United Asset Strategy Fund, Inc. since it commenced operations in March 1995.

Louise D. Rieke is primarily responsible for the day-to-day management of the Fund. Ms. Rieke has held her Fund responsibilities from the Fund's inception to January 1990 and from May 1992 to the present. She is Vice President of WRIMCO, Vice President of Waddell & Reed Asset Management company, an affiliate of WRIMCO, Vice President of the Fund, and Vice President of other investment companies for which WRIMCO serves as investment manager. Ms. Rieke has served as the portfolio manager for investment companies managed by Waddell & Reed, Inc. and its successor, WRIMCO, since July 1986, and has been an employee of Waddell & Reed, Inc. and its successor, WRIMCO, since May 1971. Other members of WRIMCO's investment management department provide input on market outlook, economic conditions, investment research and other considerations relating to the Fund's investments.

Waddell & Reed, Inc. serves as the Fund's underwriter and as underwriter for each of the other funds in the United Group of Mutual Funds and Waddell & Reed Funds, Inc., and serves as the distributor for TMK/United Funds, Inc.

Waddell & Reed Services Company acts as transfer agent ("Shareholder Servicing Agent") for the Fund and processes the payments of dividends. Waddell & Reed Services Company also acts as agent ("Accounting Services Agent") in providing bookkeeping and accounting services and assistance to the Fund and pricing daily the value of its shares.

WRIMCO and Waddell & Reed Services Company are subsidiaries of Waddell & Reed, Inc. Waddell & Reed, Inc. is a direct subsidiary of Waddell & Reed Financial Services, Inc., a holding company, and an indirect subsidiary of United Investors Management Company, a holding company, and Torchmark Corporation, a holding company.

WRIMCO places transactions for the portfolio of the Fund and in doing so may consider sales of shares of the Fund and other funds it manages as a factor in the selection of brokers to execute portfolio transactions.

Breakdown of Expenses

Like all mutual funds, the Fund pays fees related to its daily operations. Expenses paid out of the Fund's assets are reflected in its share price or dividends; they are neither billed directly to shareholders nor deducted from shareholder accounts.

The Fund pays a management fee to WRIMCO for providing investment advice and supervising its investments. The Fund also pays other expenses, which are explained below.

Management Fee

The management fee of the Fund is calculated by adding a group fee to a specific fee. It is accrued and paid to WRIMCO daily.

The specific fee is computed on the Fund's net asset value as of the close of business each day at the annual rate of .15 of 1% of its net assets. The group fee is a pro rata participation based on the relative net asset size of the Fund in the group fee computed each day on the combined net asset values of all the funds in the United Group at the annual rates shown in the following table:

Group Fee Rate

               Annual
Group Net      Group
Asset Level    Fee Rate
(all dollars   For Each
in millions)   Level
------------   --------

From $0
to $750       .51 of 1%

From $750
to $1,500     .49 of 1%

From $1,500
to $2,250     .47 of 1%

From $2,250
to $3,000     .45 of 1%

From $3,000
to $3,750     .43 of 1%

From $3,750
to $7,500     .40 of 1%

From $7,500
to $12,000    .38 of 1%

Over $12,000  .36 of 1%

Growth in assets of the United Group assures a lower group fee rate.

The combined net asset values of all of the funds in the United Group were approximately $13.3 billion as of September 30, 1995. Management fees for the fiscal year ended September 30, 1995 were 0.56% of the Fund's average net assets.

Other Expenses

While the management fee is a significant component of the Fund's annual operating costs, the Fund has other expenses as well.

The Fund pays the Accounting Services Agent a monthly fee based on the average net assets of the Fund for accounting services. With respect to its Class A shares, the Fund pays the Shareholder Servicing Agent a monthly fee for each Class A shareholder account that was in existence at any time during the month, and a fee for each account on which a dividend or distribution had a record date during the month.

The Fund has adopted a Service Plan pursuant to Rule 12b-1 of the 1940 Act with respect to its Class A shares. Under the Plan, the Fund may pay monthly a fee to Waddell & Reed, Inc. in an amount not to exceed .25% of the Fund's average annual net assets of its Class A shares. The fee is to be paid to reimburse Waddell & Reed, Inc. for amounts it expends in connection with the provision of personal services to Class A shareholders and/or maintenance of Class A shareholder accounts. In particular, the Service Plan and a related Service Agreement between the Fund and Waddell & Reed, Inc. contemplate that these expenditures may include costs and expenses incurred by Waddell & Reed, Inc. and its affiliates in compensating, training and supporting registered account representatives, sales managers and/or other appropriate personnel in providing personal services to Class A shareholders and/or maintaining Class A shareholder accounts; increasing services provided to Class A shareholders by office personnel located at field sales offices; engaging in other activities useful in providing personal services to Class A shareholders and/or the maintenance of Class A shareholder accounts; and in compensating broker-dealers who may regularly sell Class A shares, and other third parties, for providing Class A shareholder services and/or maintaining Class A shareholder accounts.

The total expenses for the fiscal year ended September 30, 1995 for the Fund's Class A shares were 0.89% of the average net assets of the Fund's Class A shares.

The Fund cannot precisely predict what its portfolio turnover rate will be, but the Fund may have a high portfolio turnover. A higher turnover will increase transaction and commission costs and could generate taxable income or loss.

APPENDIX A

The following are descriptions of some of the ratings of securities which the Fund may use. The Fund may also use ratings provided by other nationally recognized statistical rating organizations in determining the securities eligible for investment.

DESCRIPTION OF BOND RATINGS

Standard & Poor's Ratings Services. A S&P corporate bond rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. This assessment of creditworthiness may take into consideration obligors such as guarantors, insurers or lessees.

The debt rating is not a recommendation to purchase, sell or hold a security, inasmuch as it does not comment as to market price or suitability for a particular investor.

The ratings are based on current information furnished to S&P by the issuer or obtained by S&P from other sources it considers reliable. S&P does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances.

The ratings are based, in varying degrees, on the following considerations:

1. Likelihood of default -- capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation;

2.   Nature of and provisions of the obligation;

3. Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

AAA -- Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

AA -- Debt rated AA also qualifies as high quality debt. Capacity to pay interest and repay principal is very strong, and debt rated AA differs from AAA issues only in small degree.

A -- Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB -- Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

BB, B, CCC, CC, C - Debt rated BB, B, CCC, CC and C is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation.
BB indicates the lowest degree of speculation and C the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major exposures to adverse conditions.

BB -- Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB- rating.

B -- Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB-rating.

CCC -- Debt rated CCC has a currently indefinable vulnerability to default, and is dependent upon favorable business, financial and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating.

CC -- The rating CC is typically applied to debt subordinated to senior debt that is assigned an actual or implied CCC rating.

C -- The rating C is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC- debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

CI -- The rating CI is reserved for income bonds on which no interest is being paid.

D -- Debt rated D is in payment default. It is used when interest payments or principal payments are not made on a due date even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace periods. The D rating will also be used upon a filing of a bankruptcy petition if debt service payments are jeopardized.

Plus (+) or Minus (-) -- To provide more detailed indications of credit quality, the ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

NR -- Indicates that no public rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular type of obligation as a matter of policy.

Debt Obligations of issuers outside the United States and its territories are rated on the same basis as domestic corporate and municipal issues. The ratings measure the creditworthiness of the obligor but do not take into account currency exchange and related uncertainties.

Bond Investment Quality Standards: Under present commercial bank regulations issued by the Comptroller of the Currency, bonds rated in the top four categories (AAA, AA, A, BBB, commonly known as "investment grade" ratings) are generally regarded as eligible for bank investment. In addition, the laws of various states governing legal investments may impose certain rating or other standards for obligations eligible for investment by savings banks, trust companies, insurance companies and fiduciaries generally.

Moody's Investors Service, Inc. A brief description of the applicable MIS rating symbols and their meanings follows:

Aaa -- Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge". Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa -- Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuations of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A -- Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa -- Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Some bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

NOTE: Bonds within the above categories which possess the strongest investment attributes are designated by the symbol "1" following the rating.

Ba -- Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B -- Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa -- Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca -- Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C -- Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

DESCRIPTION OF PREFERRED STOCK RATINGS

Standard & Poor's Ratings Services. A S&P preferred stock rating is an assessment of the capacity and willingness of an issuer to pay preferred stock dividends and any applicable sinking fund obligations. A preferred stock rating differs from a bond rating inasmuch as it is assigned to an equity issue, which issue is intrinsically different from, and subordinated to, a debt issue. Therefore, to reflect this difference, the preferred stock rating symbol will normally not be higher than the debt rating symbol assigned to, or that would be assigned to, the senior debt of the same issuer.

The preferred stock ratings are based on the following considerations:

1. Likelihood of payment - capacity and willingness of the issuer to meet the timely payment of preferred stock dividends and any applicable sinking fund requirements in accordance with the terms of the obligation;

2.   Nature of, and provisions of, the issue;

3. Relative position of the issue in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

AAA -- This is the highest rating that may be assigned by S&P to a preferred stock issue and indicates an extremely strong capacity to pay the preferred stock obligations.

AA -- A preferred stock issue rated AA also qualifies as a high-quality fixed income security. The capacity to pay preferred stock obligations is very strong, although not as overwhelming as for issues rated AAA.

A -- An issue rated A is backed by a sound capacity to pay the preferred stock obligations, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

BBB -- An issue rated BBB is regarded as backed by an adequate capacity to pay the preferred stock obligations. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to make payments for a preferred stock in this category than for issues in the 'A' category.

BB, B, CCC -- Preferred stock rated BB, B, and CCC are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay preferred stock obligations. BB indicates the lowest degree of speculation and CCC the highest degree of speculation. While such issues will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

CC -- The rating CC is reserved for a preferred stock issue in arrears on dividends or sinking fund payments but that is currently paying.

C -- A preferred stock rated C is a non-paying issue.

D -- A preferred stock rated D is a non-paying issue with the issuer in default on debt instruments.

NR -- This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular type of obligation as a matter of policy.

Plus (+) or minus (-) -- To provide more detailed indications of preferred stock quality, the rating from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

A preferred stock rating is not a recommendation to purchase, sell, or hold a security inasmuch as it does not comment as to market price or suitability for a particular investor. The ratings are based on current information furnished to S&P by the issuer or obtained by S&P from other sources it considers reliable. S&P does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances.

Moody's Investors Service, Inc. Because of the fundamental differences between preferred stocks and bonds, a variation of MIS' familiar bond rating symbols is used in the quality ranking of preferred stock. The symbols are designed to avoid comparison with bond quality in absolute terms. It should always be borne in mind that preferred stock occupies a junior position to bonds within a particular capital structure and that these securities are rated within the universe of preferred stocks.

Note: MIS applies numerical modifiers 1, 2 and 3 in each rating classification; the modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

Preferred stock rating symbols and their definitions are as follows:

aaa -- An issue which is rated aaa is considered to be a top-quality preferred stock. This rating indicates good asset protection and the least risk of dividend impairment within the universe of preferred stocks.

aa -- An issue which is rated aa is considered a high-grade preferred stock. This rating indicates that there is a reasonable assurance the earnings and asset protection will remain relatively well-maintained in the foreseeable future.

a -- An issue which is rated a is considered to be an upper-medium grade preferred stock. While risks are judged to be somewhat greater than in the aaa and aa classification, earnings and asset protection are, nevertheless, expected to be maintained at adequate levels.

baa -- An issue which is rated baa is considered to be a medium-grade preferred stock, neither highly protected nor poorly secured. Earnings and asset protection appear adequate at present but may be questionable over any great length of time.

ba -- An issue which is rated ba is considered to have speculative elements and its future cannot be considered well assured. Earnings and asset protection may be very moderate and not well safeguarded during adverse periods. Uncertainty of position characterizes preferred stocks in this class.

b -- An issue which is rated b generally lacks the characteristics of a desirable investment. Assurance of dividend payments and maintenance of other terms of the issue over any long period of time may be small.

caa -- An issue which is rated caa is likely to be in arrears on dividend payments. This rating designation does not purport to indicate the future status of payments.

ca -- An issue which is rated ca is speculative in a high degree and is likely to be in arrears on dividends with little likelihood of eventual payments.

c -- This is the lowest rated class of preferred or preference stock. Issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

United High Income Fund II, Inc.

Custodian                     Underwriter
  UMB Bank, n.a.                Waddell & Reed, Inc.
  Kansas City, Missouri         6300 Lamar Avenue
                                P. O. Box 29217
Legal Counsel                   Shawnee Mission, Kansas
  Kirkpatrick & Lockhart LLP       66201-9217
  1800 M Street, N. W.          (913) 236-2000
  Washington, D. C.  20036
                              Shareholder Servicing Agent
Independent Accountants         Waddell & Reed
  Price Waterhouse LLP             Services Company
  Kansas City, Missouri         6300 Lamar Avenue
                                P. O. Box 29217
Investment Manager              Shawnee Mission, Kansas
  Waddell & Reed Investment        66201-9217
     Management Company         (913) 236-1579
  6300 Lamar Avenue
  P. O. Box 29217             Accounting Services Agent
  Shawnee Mission, Kansas       Waddell & Reed
     66201-9217                    Services Company
  (913) 236-2000                6300 Lamar Avenue
                                P. O. Box 29217
                                Shawnee Mission, Kansas
                                    66201-9217
                                (913) 236-2000

United High Income Fund II, Inc.
Class A Shares
PROSPECTUS
January 12, 1996

The United Group of Mutual Funds
United Asset Strategy Fund, Inc.
United Cash Management, Inc.
United Continental Income Fund, Inc.
United Funds, Inc.
     United Bond Fund
     United Income Fund
     United Accumulative Fund
     United Science and Technology Fund
United Gold & Government Fund, Inc.
United Government Securities Fund, Inc.
United High Income Fund, Inc.
United High Income Fund II, Inc.
United International Growth Fund, Inc.
United Municipal Bond Fund, Inc.
United Municipal High Income Fund, Inc.
United New Concepts Fund, Inc.
United Retirement Shares, Inc.
United Vanguard Fund, Inc.

NUP2015(1-96)

printed on recycled paper

SUBJECT TO COMPLETION -- Information contained herein is subject to completion or amendment. A registration statement relating to these securities has been filed with the Securities and Exchange Commission but has not yet become effective. These securities may not be sold nor may offers to buy be accepted before the time the registration statement becomes effective. This Prospectus shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of these securities in any state in which such offer, solicitation or sale would be unlawful before registration or qualification under the securities laws of any such state.

Please read this Prospectus before investing, and keep it on file for future reference. It sets forth concisely the information about the Fund that you ought to know before investing.

Additional information has been filed with the Securities and Exchange Commission and is contained in a Statement of Additional Information ("SAI") dated January 12, 1996. The SAI is available free upon request to the Fund or Waddell & Reed, Inc., the Fund's underwriter, at the address or telephone number below. The SAI is incorporated by reference into this Prospectus and you will not be aware of all facts unless you read both this Prospectus and the SAI.

THE FUND MAY INVEST UP TO ALL OF ITS ASSETS IN BONDS ISSUED BY DOMESTIC OR FOREIGN ISSUERS RATED BELOW INVESTMENT GRADE, COMMONLY KNOWN AS "JUNK BONDS," WHICH ENTAIL GREATER RISKS, INCLUDING DEFAULT RISKS, THAN THOSE FOUND IN HIGHER RATED SECURITIES. INVESTORS SHOULD CAREFULLY CONSIDER THESE RISKS BEFORE INVESTING. SEE "ABOUT THE INVESTMENT PRINCIPLES OF THE FUND" INCLUDED IN THIS PROSPECTUS FOR A DISCUSSION OF THE RISKS ASSOCIATED WITH NON-INVESTMENT GRADE DEBT SECURITIES. SEE APPENDIX A FOR A DISCUSSION OF BOND RATINGS.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

United High Income Fund II, Inc. Class Y Shares
This Fund seeks as its primary goal a high level of current income. As a secondary goal, the Fund seeks capital growth when consistent with its primary goal. The Fund invests primarily in a diversified portfolio of high-yield, high-risk fixed income securities, the risks on which are, in the judgment of the Fund's investment manager, consistent with the Fund's goals.

This Prospectus describes one class of shares of the Fund -- Class Y Shares.

Prospectus
January 12, 1996

UNITED HIGH INCOME FUND II, INC.
6300 Lamar Avenue
P. O. Box 29217
Shawnee Mission, Kansas
66201-9217
913-236-2000

Table of Contents

An Overview of the Fund

The Fund: This Prospectus describes the Class Y shares of United High Income Fund II, Inc., an open-end, diversified management investment company.

Goals and Strategies: United High Income Fund II, Inc. (the "Fund") seeks, as a primary goal, a high level of current income. As a secondary goal, the Fund seeks capital growth when consistent with its primary goal. There is no assurance that the Fund will achieve its goals. The Fund invests primarily in a diversified portfolio of high-yield, high-risk, fixed-income securities, the risks of which are, in the judgment of the Fund's investment manager, consistent with the Fund's goals. See "About the Investment Principles of the Fund" for further information.

Management: Waddell & Reed Investment Management Company ("WRIMCO") provides investment advice to the Fund and manages the Fund's investments. WRIMCO is a wholly-owned subsidiary of Waddell & Reed, Inc. WRIMCO, Waddell & Reed, Inc. and its predecessors have provided investment management services to registered investment companies since 1940. See "About the Management and Expenses of the Fund" for further information about management fees.

Distributor: Waddell & Reed, Inc. acts as principal underwriter and distributor of the shares of the Fund.

Purchases: You may buy Class Y shares of the Fund through Waddell & Reed, Inc. and its account representatives. The price to buy a Class Y share of the Fund is the net asset value of a Class Y share. There is no sales charge incurred upon purchase of Class Y shares of the Fund. See "About Your Account" for information on how to purchase Class Y shares.

Redemptions: You may redeem your shares at net asset value. When you sell your shares, they may be worth more or less than what you paid for them. See "About Your Account" for a description of redemption procedures.

Risk Considerations: Investments in high-yield, high-risk securities ("junk bonds") may entail risks that are different or more pronounced that those involved in higher-rated securities. The value of the Fund's investments and the income generated will vary from day to day, generally reflecting changes in interest rates, market conditions, and other company and economic news. Performance will also depend on WRIMCO's skill in selecting investments. See "About the Investment Principles of the Fund" for information about the risks associated with the Fund's investments.

Expenses

Shareholder transaction expenses are charges you pay when you buy or sell shares of a fund.

Maximum sales load
on purchases   None

Maximum sales load
on reinvested
dividends      None

Deferred
sales load     None

Redemption fees     None

Exchange fee   None

Annual Fund operating
expenses (as a percentage of average net assets). 4

Management fees     0.56%
12b-1 fees          None
Other expenses 0.22%
Total Fund
operating expenses  0.78%

Example:  You would pay the following expenses on a $1,000 investment, assuming
(1) 5% annual return5 and (2) redemption at the end of each time period:

1 year    $ 8
3 years   $25

The purpose of this table is to assist you in understanding the various costs and expenses that a shareholder of the Class Y shares of the Fund will bear directly or indirectly. The example should not be considered a representation of past or future expenses; actual expenses may be greater or lesser than those shown. For a more complete discussion of certain expenses and fees, see "Breakdown of Expenses."


4Expense ratios are based on the management fees and other Fund-level expenses of the Fund for the fiscal year ended September 30, 1995, and the expenses attributable to the Class Y shares that are anticipated for the current year. Actual expenses may be greater or lesser than those shown.
5Use of an assumed annual return of 5% is for illustration purposes only and is not a representation of the Fund's future performance, which may be greater or lesser.

Financial Highlights

Financial Highlights for Class Y shares are not included because the Fund did not offer Class Y shares during the fiscal year ended September 30, 1995.

Performance

Mutual fund performance is commonly measured as total return. The Fund may also advertise its performance by showing yield and performance rankings. Performance information is calculated and presented separately for each class of Fund shares.

Explanation of Terms

Total Return is the overall change in value of an investment in the Fund over a given period, assuming reinvestment of any dividends and distributions. A cumulative total return reflects actual performance over a stated period of time. An average annual total return is a hypothetical rate of return that, if achieved annually, would have produced the same cumulative total return if performance had been constant over the entire period. Average annual total returns smooth out variations in performance; they are not the same as actual year-by-year results. Non-standardized total return may be for periods other than those required to be presented or may otherwise differ from standardized total return.

Yield refers to the income generated by an investment in the Fund over a given period of time, expressed as an annual percentage rate. The Fund's yield is based on a 30-day period ending on a specific date and is computed by dividing the Fund's net investment income per share earned during the period by the Fund's maximum offering price per share on the last day of the period.

Performance Rankings are comparisons of the Fund's performance to the performance of other selected mutual funds, selected recognized market indicators such as the Standard & Poor's 500 Stock Index and the Dow Jones Industrial Average, or non-market indices or averages of mutual fund industry groups. The Fund may quote its performance rankings and/or other information as published by recognized independent mutual fund statistical services or by publications of general interest. In connection with a ranking, the Fund may provide additional information, such as the particular category to which it relates, the number of funds in the category, the criteria upon which the ranking is based, and the effect of sales charges, fee waivers and/or expense reimbursements.

All performance information that the Fund advertises or includes in information provided to present or prospective shareholders is historical in nature and is not intended to represent or guarantee future results. The value of the Fund's shares when redeemed may be more or less than their original cost.

The Fund's recent performance and holdings will be detailed twice a year in the Fund's annual and semiannual reports, which are sent to all Fund shareholders.

About Waddell & Reed

Since 1937, Waddell & Reed has been helping people make the most of their financial future by helping them take advantage of various financial services. Today, Waddell & Reed has over 2500 account representatives located throughout the United States. Your primary contact in your dealings with Waddell & Reed will be your local account representative. However, the Waddell & Reed shareholder services department, which is part of the Waddell & Reed headquarters operations in Overland Park, Kansas, is available to assist you and your Waddell & Reed account representative. You may speak with a customer service representative by calling 913-236-2000.

About the Investment Principles of the Fund

Investment Goals and Principles

The primary goal of the Fund is to earn a high level of current income. As a secondary goal, the Fund seeks capital growth when consistent with its primary goal. The Fund seeks to achieve these goals by investing primarily in a diversified portfolio of high-yield, high-risk fixed income securities, the risks of which are, in the judgment of WRIMCO, consistent with the Fund's goals. There is no assurance that the Fund will achieve its goals.

There are three main types of securities that the Fund owns: debt securities, preferred stock and common stock. The Fund may also own convertible securities. In general, the high income that the Fund seeks is paid by debt securities in the lower rating categories of the established rating services or unrated securities that are, in the opinion of WRIMCO, of similar quality to rated securities in these categories; these are securities rated BBB or lower by Standard & Poor's Ratings Services ("S&P") or Baa or lower by Moody's Investors Service, Inc. ("MIS") and unrated securities. S&P and MIS ratings are described in Appendix A.

WRIMCO may look at a number of factors in selecting securities for the Fund's portfolio. These include an issuer's past, current and estimated future: (i) financial strength; (ii) cash flow; (iii) management; (iv) borrowing requirements; and (v) responsiveness to changes in interest rates and business conditions. When WRIMCO believes that a full or partial temporary defensive position is desirable, due to present or anticipated market or economic conditions, WRIMCO may take any one or more of the following steps with respect to up to all of the assets in the Fund's portfolio: (i) shortening the average maturity of the Fund's debt portfolio; (ii) holding cash or cash equivalents (short-term investments, such as commercial paper and certificates of deposit) in varying amounts designed for defensive purposes; and (iii) emphasizing high-grade debt securities. Going defensive in any one or more of these manners might involve a reduction in the yield on the Fund's portfolio. As an alternative to taking a temporary defensive position or in order to more quickly participate in anticipated market changes or market conditions, the Fund may invest in options and futures.

Risk Considerations

There are risks inherent in any investment. The Fund is subject to varying degrees of market risk, financial risk and, in some cases, prepayment risk. Market risk is the potential for fluctuations in the price of the security because of market factors. Because of market risks, you should anticipate that the share price of the Fund will fluctuate. Financial risk is based on the financial situation of the issuer. The financial risk of the Fund depends on the credit quality of the underlying securities. Prepayment risk is the possibility that, during periods of falling interest rates, a debt security with a high stated interest rate will be prepaid prior to its expected maturity date.

Certain types of instruments in which the Fund may invest, and certain strategies WRIMCO may employ in pursuit of the Fund's goals, involve special risks. Lower-quality debt securities (commonly called "junk bonds") are considered to be speculative and involve greater risk of default or price changes due to changes in the issuer's creditworthiness. The market prices of these securities may fluctuate more than higher-quality securities and may decline significantly in periods of general economic difficulty. Foreign securities and foreign currencies may involve risks relating to currency fluctuations, political or economic conditions in the foreign country, and the potentially less stringent investor protection and disclosure standards of foreign markets. These factors could make foreign investments, especially those in developing countries, more volatile.

The Fund can use various techniques to increase or decrease its exposure to changing security prices, interest rates, or other factors that affect security values. These techniques may involve derivative instruments, including options, futures contracts, options on futures contracts, indexed securities, stripped securities and mortgage-backed securities. If WRIMCO judges market conditions incorrectly or employs a strategy that does not correlate well with the Fund's investments, these techniques could result in a loss, regardless of whether the intent was to reduce risk or increase return. These techniques may increase the volatility of the Fund and may involve a small investment of cash relative to the magnitude of the risk assumed. In addition, these techniques could result in a loss if the counterparty to the transaction does not perform as promised or if there is not a liquid secondary market to close out a position that the Fund has entered into. See "Risks of Derivative Instruments" for further information on the risks of investing in these instruments.

Securities and Investment Practices

The following pages contain more detailed information about types of instruments in which the Fund may invest and strategies WRIMCO may employ in pursuit of the Fund's goals. A summary of risks associated with these instrument types and investment practices is included as well.

WRIMCO might not buy all of these instruments or use all of these techniques to the full extent permitted by the Fund's investment policies and restrictions unless it believes that doing so will help the Fund achieve its goals. As a shareholder, you will receive annual and semiannual reports detailing the Fund's holdings.

Certain of the investment policies and restrictions of the Fund are also stated below. A fundamental policy of the Fund may not be changed without the approval of the shareholders of the Fund. Operating policies may be changed by the Board of Directors without the approval of the affected shareholders. The goals of the Fund are fundamental policies. Unless otherwise indicated, the types of securities and other assets in which the Fund may invest and other policies are operating policies.

Policies and limitations are typically considered at the time of purchase; the sale of instruments is usually not required in the event of a subsequent change in circumstances.

Please see the SAI for further information concerning the following instruments and associated risks and the Fund's investment policies and restrictions.

Equity Securities. Equity securities represent an ownership interest in an issuer. This ownership interest often gives an investor the right to vote on measures affecting the issuer's organization and operations. Although common stocks and other equity securities have a history of long-term growth in value, their prices tend to fluctuate in the short term, particularly those of smaller companies. The equity securities in which the Fund invests may include preferred stock that converts to common stock either automatically or after a specified period of time or at the option of the issuer.

Policies and Restrictions: As a fundamental policy, the Fund may not purchase, or otherwise voluntarily acquire, any common stocks if, as a result, more than 20% of its total assets would consist of common stocks.

The Fund does not intend to invest more than 4% of its total assets in non-dividend-paying common stocks.

Debt Securities. Bonds and other debt instruments are used by issuers to borrow money from investors. The issuer pays the investor a fixed or variable rate of interest, and must repay the amount borrowed at maturity. Some debt securities, such as zero coupon bonds, do not pay current interest, but are purchased at a discount from their face values. The debt securities in which the Fund invests may include debt securities whose performance is linked to a specified equity security or securities index.

Debt securities have varying levels of sensitivity to changes in interest rates and varying degrees of quality. As a general matter, however, when interest rates rise, the values of fixed-rate debt securities fall and, conversely, when interest rates fall, the values of fixed-rate debt securities rise. The values of floating and adjustable-rate debt securities are not as sensitive to changes in interest rates as the values of fixed-rate debt securities. Longer-term bonds are generally more sensitive to interest rate changes than shorter-term bonds.

U.S. Government Securities are high-quality instruments issued or guaranteed as to principal or interest by the U.S. Treasury or by an agency or instrumentality of the U.S. Government. Not all U.S. Government Securities are backed by the full faith and credit of the United States. Some are backed by the right of the issuer to borrow from the U.S. Treasury; others are backed by discretionary authority of the U.S. Government to purchase the agencies' obligations; while others are supported only by the credit of the instrumentality. In the case of securities not backed by the full faith and credit of the United States, the investor must look principally to the agency issuing or guaranteeing the obligation for ultimate repayment.

Zero coupon bonds do not make interest payments; instead, they are sold at a deep discount from their face value and are redeemed at face value when they mature. Because zero coupon bonds do not pay current income, their prices can be very volatile when interest rates change. In calculating its dividends, the Fund takes into account as income a portion of the difference between a zero coupon bond's purchase price and its face value.

Lower-quality debt securities (commonly called "junk bonds") are considered to be speculative and involve greater risk of default or price changes due to changes in the issuer's creditworthiness. The market prices of these securities may fluctuate more than high-quality securities and may decline significantly in periods of general economic difficulty. While the market for high-yield, high-risk corporate debt securities has been in existence for many years and has weathered previous economic downturns, the 1980s brought a dramatic increase in the use of such securities to fund highly leveraged corporate acquisitions and restructurings. Past experience may not provide an accurate indication of the future performance of the high-yield, high-risk bond market, especially during periods of economic recession. The market for lower-rated debt securities may be thinner and less active than that for higher-rated debt securities, which can adversely affect the prices at which the former are sold. Adverse publicity and changing investor perceptions may decrease the values and liquidity of lower-rated debt securities, especially in a thinly-traded market. Valuation becomes more difficult and judgment plays a greater role in valuing lower-rated debt securities than with respect to securities for which more external sources of quotations and last sale information are available. Since the risk of default is higher for lower-rated debt securities, WRIMCO's research and credit analysis are an especially important part of managing securities of this type held by the Fund. WRIMCO continuously monitors the issuers of lower-rated debt securities in the Fund's portfolio in an attempt to determine if the issuers will have sufficient cash flow and profits to meet required principal and interest payments. The Fund may choose, at its expense or in conjunction with others, to pursue litigation or otherwise to exercise its rights as a security holder to seek to protect the interests of security holders if it determines this to be in the best interest of the Fund's shareholders.

Subject to its investment restrictions, the Fund may invest in debt securities rated in any rating category of the established rating services, including securities rated in the lowest rating category (such as those rated D by S&P and C by MIS). In addition, the Fund will treat unrated securities judged by WRIMCO to be of equivalent quality to a rated security to be equivalent to securities having that rating. The Fund may invest in securities in default.

While credit ratings are only one factor WRIMCO relies on in evaluating high-yield debt securities, certain risks are associated with credit ratings. Credit ratings evaluate the safety of principal and interest payments, not market value risk. Credit ratings for individual securities may change from time to time, and the Fund may retain a portfolio security whose rating has been changed.

Policies and Restrictions: At least 80% of the Fund's total assets normally will be invested to seek a high level of current income.

Debt Holdings, by Rating. During the fiscal year ended September 30, 1995, the percentage of the assets of the Fund invested in debt securities in each of the rating categories of S&P and the corporate debt securities not rated by an established rating service, determined on a dollar-weighted average, were as follows:

        Percentage of
Rated     Assets of
by S&P     the Fund
------  -------------
AAA           0.1%
AA            0.1
A             0.6
BBB           0.0
BB            9.9
B            68.1
CCC           3.4
CC            0.0
C             0.2
D             0.2

Unrated (Equivalent to)

AAA           0.0
AA            0.0
A             0.0
BBB           0.0
BB            0.0
B             4.1
CCC           0.5
CC            0.0
C             0.0
D             1.7

The percentage of assets in each category was calculated on the basis of a monthly dollar-weighted average. The monthly dollar-weighted average was calculated using the market value of the securities in the Fund's portfolio at the end of each month in the thirteen-month period ended with its last fiscal year, averaged over its last fiscal year. The rating used for each security is that security's rating as of the end of each month and, as ratings may change over time, does not necessarily indicate past or future ratings of any particular security or the ratings of securities in the portfolio in general. Asset composition of the Fund by rating categories at any particular time does not necessarily indicate future asset composition by rating categories.

Preferred Stock is also rated by S&P and MIS, as described in Appendix A. The Fund may invest in preferred stock rated in any rating category by an established rating service and unrated preferred stock judged by WRIMCO to be of equivalent quality.

Convertible Securities. A convertible security is a bond, debenture, note, preferred stock or other security that may be converted into or exchanged for aprescribed amount of common stock of the same or a different issuer within a particular period of time at a specified price or formula. A convertible security entitles the holder to receive interest paid or accrued on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Convertible securities have unique investment characteristics in that they generally have higher yields than those of common stocks of the same or similar issuers, but lower yields than comparable nonconvertible securities, are less subject to fluctuation in value than the underlying stock because they have fixed income characteristics, and provide the potential for capital appreciation if the market price of the underlying common stock increases.

The value of a convertible security is influenced by changes in interest rates, with investment value declining as interest rates increase and increasing as interest rates decline. The credit standing of the issuer and other factors also may have an effect on the convertible security's investment value.

Foreign Securities and foreign currencies can involve significant risks in addition to the risks inherent in U.S. investments. The value of securities denominated in or indexed to foreign currencies, and of dividends and interest from such securities, can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets, and prices on some foreign markets can be highly volatile. Many foreign countries lack uniform accounting and disclosure standards comparable to those applicable to U.S. companies, and it may be more difficult to obtain reliable information regarding an issuer's financial condition and operations. In addition, the costs of foreign investing, including withholding taxes, brokerage commissions, and custodial costs, are generally higher than for U.S. investments.

Foreign markets may offer less protection to investors than U.S. markets. Foreign issuers, brokers, and securities markets may be subject to less government supervision. Foreign security trading practices, including those involving the release of assets in advance of payment, may involve increased risks in the event of a failed trade or the insolvency of a broker-dealer, and may involve substantial delays. It may also be difficult to enforce legal rights in foreign countries.

Investing abroad also involves different political and economic risks. Foreign investments may be affected by actions of foreign governments adverse to the interests of U.S. investors, including the possibility of expropriation or nationalization of assets, confiscatory taxation, restrictions on U.S. investment or on the ability to repatriate assets or convert currency into U.S. dollars, or other government intervention. There may be a greater possibility of default by foreign governments or foreign government-sponsored enterprises. Investments in foreign countries also involve a risk of local political, economic, or social instability, military action or unrest, or adverse diplomatic developments. There is no assurance that WRIMCO will be able to anticipate these potential events or counter their effects.

The considerations noted above generally are intensified for investments in developing countries. A developing country is a nation that, in WRIMCO's opinion, is likely to experience long-term gross domestic product growth above that expected to occur in the United States, the United Kingdom, France, Germany, Italy, Japan and Canada. Developing countries may have relatively unstable governments, economies based on only a few industries, and securities markets that trade a small number of securities.

Certain foreign securities impose restrictions on transfer within the United States or to U.S. persons. Although securities subject to transfer restrictions may be marketable abroad, they may be less liquid than foreign securities of the same class that are not subject to such restrictions.

Policies and Restrictions: The Fund may purchase an unlimited amount of foreign securities. The Fund may not hold foreign currency except in connection with the purchase or sale of such foreign securities. The Fund will not invest more than 25% of its total assets in securities issued by the government of any one foreign country.

Options, Futures and Other Strategies. The Fund may use certain options and indexed securities to attempt to enhance income or yield or may attempt to reduce the overall risk of its investments by using certain options, futures contracts, and certain other strategies described herein. The strategies described below may be used in an attempt to manage certain risks of the Fund's investments that can affect fluctuation in its net asset value.

The Fund's ability to use these strategies may be limited by market conditions, regulatory limits and tax considerations. The Fund might not use any of these strategies, and there can be no assurance that any strategy that is used will succeed. The risks associated with such strategies are described below. Also see the SAI for more information on these instruments and strategies and their risk considerations.

Options. The Fund may engage in certain strategies involving options to attempt to enhance the Fund's income or yield or to attempt to reduce the overall risk of its investments. A call option gives the purchaser the right to buy, and obligates the writer to sell, the underlying investment at the agreed upon exercise price during the option period. A put option gives the purchaser the right to sell, and obligates the writer to buy, the underlying investment at the agreed upon exercise price during the option period. Purchasers of options pay an amount, known as a premium, to the option writer in exchange for the right under the option contract.

Options offer large amounts of leverage, which will result in the Fund's net asset value being more sensitive to changes in the value of the related investment. There is no assurance that a liquid secondary market will exist for exchange-listed options. The market for options that are not listed on an exchange may be less active than the market for exchange-listed options. The Fund will be able to close a position in an option it has written only if there is a market for the put or call. If the Fund is not able to enter into a closing transaction on an option it has written, it will be required to maintain the securities, or cash in the case of an option on an index, subject to the call or the collateral underlying the put until a closing purchase transaction can be entered into or the option expires. Because index options are settled in cash, the Fund cannot provide in advance for its potential settlement obligations on a call it has written on an index by holding the underlying securities. The Fund bears the risk that the value of the securities it holds will vary from the value of the index.

Policies and Restrictions: As a fundamental policy, the Fund may purchase and write (sell) put and call options only on debt securities, common stocks, broadly-based stock indices (i.e., include stocks that are not limited to issuers in any particular industry or similar industries), and the options on futures contracts described below, subject to certain restrictions that are set forth in the SAI.

As a fundamental policy, the Fund may write calls on securities only if the calls are covered calls (i.e., the Fund must own the related investments or other investments suitable for escrow arrangements).

Futures Contracts and Options on Futures Contracts. When the Fund purchases a futures contract, it incurs an obligation to take delivery of a specified amount of the obligation underlying the contract at a specified time in the future for a specified price. When the Fund sells a futures contract, it incurs an obligation to deliver the specified amount of the underlying obligation at a specified time in return for an agreed upon price.

When the Fund writes an option on a futures contract, it becomes obligated, in return for the premium paid, to assume a position in a futures contract at a specified exercise price at any time during the term of the option. If the Fund has written a call, it assumes a short futures position. If it has written a put, it assumes a long futures position. When the Fund purchases an option on a futures contract, it acquires a right in return for the premium it pays to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put).

Policies and Restrictions: As a fundamental policy, the Fund may only buy and sell futures contracts relating to debt securities and futures contracts on broadly-based stock indices, and options thereon.

The Fund intends to use futures contracts and options thereon only to attempt to hedge against market risks that could adversely affect the value of its portfolio.

Indexed Securities. The Fund may purchase and sell indexed securities, which are securities whose prices are indexed to the prices of other securities, securities indices, currencies, precious metals or other commodities, or other financial indicators. Indexed securities typically, but not always, are debt securities or deposits whose value at maturity or coupon rate is determined by reference to a specific instrument or statistic. The performance of indexed securities depends to a great extent on the performance of the security, currency, or other instrument to which they are indexed, and may also be influenced by interest rate changes in the U.S. and abroad. At the same time, indexed securities are subject to the credit risks associated with the issuer of the security, and their values may decline substantially if the issuer's creditworthiness deteriorates. Indexed securities may be more volatile than the underlying instruments.

Mortgage-Backed Securities may include pools of mortgages, such as collateralized mortgage obligations, and stripped mortgage-backed securities. The value of these securities may be significantly affected by changes in interest rates, the market's perception of the issuers, and the creditworthiness of the parties involved.

The yield characteristics of mortgage-backed securities differ from those of traditional debt securities. Among the major differences are that interest and principal payments are made more frequently on mortgage-backed securities and that principal may be prepaid at any time because the underlying mortgage loans generally may be prepaid at any time. As a result, if the Fund purchases these securities at a premium, a prepayment rate that is faster than expected will reduce yield to maturity while a prepayment rate that is slower than expected will have the opposite effect of increasing yield to maturity. Conversely, if the Fund purchases these securities at a discount, faster than expected prepayments will increase, while slower than expected prepayments will reduce, yield to maturity. Accelerated prepayments on securities purchased by the Fund at a premium also impose a risk of loss of principal because the premium may not have been fully amortized at the time the principal is repaid in full.

Timely payment of principal and interest on pass-through securities of the Government National Mortgage Association (but not the Federal Home Loan Mortgage Corporation or the Federal National Mortgage Association) is guaranteed by the full faith and credit of the United States. This is not a guarantee against market decline of the value of these securities or shares of the Fund. It is possible that the availability and marketability (i.e., liquidity) of these securities could be adversely affected by actions of the U.S. Government to tighten the availability of its credit.

Policies and Restrictions: The Fund intends to invest less than five percent of its total assets in mortgage-backed securities.

Stripped Securities are the separate income or principal components of a debt instrument. These involve risks that are similar to those of other debt securities, although they may be more volatile. The prices of stripped mortgage-backed securities may be particularly affected by changes in interest rates.

Policies and Restrictions: The Fund intends to invest less than five percent of its total assets in stripped securities.

Risks of Derivative Instruments. The use of options, futures contracts and options on futures contracts, and the investment in indexed securities, stripped securities and mortgage-backed securities involve special risks, including (i) possible imperfect or no correlation between price movements of the portfolio investments (held or intended to be purchased) involved in the transaction and price movements of the instruments involved in the transaction,
(ii) possible lack of a liquid secondary market for any particular instrument at a particular time, (iii) the need for additional portfolio management skills and techniques, (iv) losses due to unanticipated market price movements, (v) the fact that, while such strategies can reduce the risk of loss, they can also reduce the opportunity for gain, or even result in losses, by offsetting favorable price movements in investments involved in the transaction, (vi) incorrect forecasts by WRIMCO concerning interest rates or direction of price fluctuations of the investment involved in the transaction, which may result in the strategy being ineffective, (vii) loss of premiums paid by the Fund on options it purchases, and (viii) the possible inability of the Fund to purchase or sell a portfolio security at a time when it would otherwise be favorable for it to do so, or the possible need for the Fund to sell a portfolio security at a disadvantageous time, due to the need for the Fund to maintain "cover" or to segregate securities in connection with such transactions and the possible inability of the Fund to close out or liquidate its position.

For a hedging strategy to be completely effective, the price change of the hedging instrument must equal the price change of the investment being hedged. The risk of imperfect correlation of these price changes increases as the composition of the Fund's portfolio diverges from instruments underlying a hedging instrument. Such equal price changes are not always possible because the investment underlying the hedging instruments may not be the same investment that is being hedged. WRIMCO will attempt to create a closely correlated hedge but hedging activity may not be completely successful in eliminating market value fluctuation.

WRIMCO may use derivative instruments, including securities with embedded derivatives, for hedging purposes to adjust the risk characteristics of the Fund's portfolio of investments and may use some of these instruments to adjust the return characteristics of the Fund's portfolio of investments. An embedded derivative is a derivative that is part of another financial instrument. Embedded derivatives typically, but not always, are debt securities whose return of principal or interest, in part, is determined by reference to something that is not intrinsic to the security itself. The use of derivative techniques for speculative purposes can increase investment risk. If WRIMCO judges market conditions incorrectly or employs a strategy that does not correlate well with the Fund's investments, these techniques could result in a loss, regardless of whether the intent was to reduce risk or increase return. These techniques may increase the volatility of the Fund and may involve a small investment of cash relative to the magnitude of the risk assumed. In addition, these techniques could result in a loss if the counterparty to the transaction does not perform as promised or if there is not a liquid secondary market to close out a position that the Fund has entered into.

The ordinary spreads between prices in the cash and futures markets, due to the differences in the natures of those markets, are subject to distortion. Due to the possibility of distortion, a correct forecast of general interest rate or stock market trends by WRIMCO may still not result in a successful transaction. WRIMCO may be incorrect in its expectations as to the extent of various interest rate movements or stock market movements or the time span within which the movements take place.

Options and futures transactions may increase portfolio turnover rates, which results in correspondingly greater commission expenses and transaction costs and may result in certain tax consequences.

New financial products and risk management techniques continue to be developed. The Fund may use these instruments and techniques to the extent consistent with its goals, investment policies and regulatory requirements applicable to investment companies.

When-Issued and Delayed-Delivery Transactions are trading practices in which payment and delivery for the securities take place at a future date. The market value of a security could change during this period, which could affect the Fund's yield.

When purchasing securities on a delayed-delivery basis, the Fund assumes the rights and risks of ownership, including the risk of price and yield fluctuations. When the Fund has sold a security on a delayed-delivery basis, the Fund does not participate in further gains or losses with respect to the security. If the other party to a delayed-delivery transaction fails to deliver or pay for the securities, the Fund could miss a favorable price or yield opportunity, or could suffer a loss.

Repurchase Agreements. In a repurchase agreement, the Fund buys a security at one price and simultaneously agrees to sell it back at a higher price. Delays or losses could result if the other party to the agreement defaults or becomes insolvent.

Restricted and Illiquid Securities. Restricted securities are securities that are subject to legal or contractual restrictions on resale. Restricted securities may be illiquid due to restrictions on their resale. Certain restricted securities may be determined to be liquid in accordance with guidelines adopted by the Fund's Board of Directors.

Illiquid investments may be difficult to sell promptly at an acceptable price. Difficulty in selling securities may result in a loss or may be costly to the Fund.

Policies and Restrictions: As a fundamental policy, the Fund may not purchase a security if, as a result, more than 10% of its net assets would consist of restricted securities.

The Fund may not purchase a security if, as a result, more than 10% of its net assets would consist of illiquid investments.

Diversification. Diversifying the Fund's investment portfolio can reduce the risks of investing. This may include limiting the amount of money invested in any one issuer or, on a broader scale, in any one industry.

Policies and Restrictions: As a fundamental policy, the Fund may not buy a security if, as a result, it would own more than 10% of the voting securities or any class of securities of an issuer, or if more than 5% of the Fund's total assets would be invested in securities of that issuer.

As a fundamental policy, the Fund may not buy a security if, as a result, more than 25% of the Fund's total assets would then be invested in securities of companies in any one industry.

Borrowing. If the Fund borrows money, its share price may be subject to greater fluctuation until the borrowing is paid off.

If the Fund makes additional investments while borrowings are outstanding, this may be considered a form of leverage.

Policies and Restrictions: As a fundamental policy, the Fund may borrow money only from banks, as a temporary measure or for extraordinary or emergency purposes but only up to 5% of its total assets. The Fund does not intend to borrow for temporary measures; however, it may borrow to cover redemptions or settlements of securities transactions. See the SAI for further information on the Fund's ability to borrow.

Lending. Securities loans may be made on a short-term or long-term basis for the purpose of increasing the Fund's income. This practice could result in a loss or a delay in recovering the Fund's securities. Loans will be made only to parties deemed by WRIMCO to be creditworthy.

Policies and Restrictions: As a fundamental policy, the Fund may not lend more than 10% of its assets at any one time, and such loans must be on a collateralized basis in accordance with applicable regulatory requirements.

Other Instruments may include warrants, and securities of closed-end investment companies. As a shareholder in an investment company, the Fund would bear its pro rata share of that investment company's expenses, which could result in duplication of certain fees, including management and administrative fees.

Policies and Restrictions: As a fundamental policy, the Fund may invest up to 5% of its net assets in warrants. The Fund does not intend to invest more than 2% of its net assets in warrants that are not listed on the New York Stock Exchange (the "NYSE") or American Stock Exchange. Warrants acquired in units or attached to other securities are not considered for purposes of computing these limitations.

As a fundamental policy, the Fund may buy shares of other investment companies that do not redeem their shares only if it does so in a regular transaction in the open market and only if not more than 10% of the Fund's total assets would be invested in these shares. The Fund does not intend to invest more than 5% of its assets in such securities.

The Fund will not purchase securities of unseasoned issuers (including predecessor companies), which have been in operation for less than three years, if the value of its investment in such securities would exceed 5% of its total assets.

About Your Account

Class Y shares are designed for institutional investors. Class Y shares are available for purchase by:

  participants of employee benefit plans established under section 403(b) or section 457, or qualified under section 401, including 401(k) plans, of the Internal Revenue Code of 1986, as amended (the "Code"), when the plan has 100 or more eligible employees and holds the shares in an omnibus account on the Fund's records;

  banks, trust institutions and investment fund administrators investing for their own accounts or for the accounts of their customers where such investments for customer accounts are held in an omnibus account on the Fund's records;

  government entities or authorities and corporations whose investment within the first twelve months after initial investment is $10 million or more; and

  certain retirement plans and trusts for employees and account representatives of Waddell & Reed, Inc. and its affiliates.

Buying Shares

You may buy shares of the Fund through Waddell & Reed, Inc. and its account representatives. To open your account you must complete and sign an application. Your Waddell & Reed account representative can help you with any questions you might have.

The price to buy a share of the Fund, called the offering price, is calculated every business day.

The offering price of a Class Y share (price to buy one Class Y share) is the Fund's Class Y net asset value ("NAV"). The Fund's Class Y shares are sold without a sales charge.

To purchase by wire, you must first obtain an account number by calling 1-800-366-2520, then mail a completed application to Waddell & Reed, Inc., P. O. Box 29217, Shawnee Mission, Kansas 66201-9217, or fax it to 913-236-5044.
Instruct your bank to wire the amount you wish to invest to UMB Bank, n.a., ABA Number 101000695, W&R Underwriter Account Number 0007978, FBO Customer Name and Account Number.

To purchase by check, make your check payable to Waddell & Reed, Inc. Mail the check, along with your completed application, to Waddell & Reed, Inc., P.O. Box 29217, Shawnee Mission, Kansas 66201-9217.

The Fund's Class Y NAV is the value of a single share. The Class Y NAV is computed by adding, with respect to that Class, the value of the Fund's investments, cash, and other assets, subtracting its liabilities, and then dividing the result by the number of Class Y shares outstanding.

The securities in the Fund's portfolio that are listed or traded on an exchange are valued primarily using market quotations or, if market quotations are not available, at their fair value in a manner determined in good faith by or at the direction of the Board of Directors. Bonds are generally valued according to prices quoted by a dealer in bonds that offers a pricing service. Short-term debt securities are valued at amortized cost, which approximates market value. Other assets are valued at their fair value by or at the direction of the Board of Directors.

The Fund is open for business each day the NYSE is open. The Fund normally calculates the net asset values of its shares as of the later of the close of business of the NYSE, normally 4 p.m. Eastern time, or the close of the regular session of any other securities or commodities exchange on which an option held by the Fund is traded.

The Fund may invest in securities listed on foreign exchanges which may trade on Saturdays or on customary U.S. national business holidays when the NYSE is closed. Consequently, the NAV of Fund shares may be significantly affected on days when the Fund does not price its shares and when you have no access to the Fund.

When you place an order to buy shares, your order will be processed at the next offering price calculated after your order is received and accepted. Note the following:

  Orders are accepted only at the home office of Waddell & Reed, Inc.
  All of your purchases must be made in U.S. dollars.
  If you buy shares by check, and then sell those shares by any method other than by exchange to another fund in the United Group, the payment may be delayed for up to ten days to ensure that your previous investment has cleared.
  The Fund does not issue certificates representing Class Y shares of the Fund.

When you sign your account application, you will be asked to certify that your Social Security or taxpayer identification number is correct and whether you are subject to backup withholding for failing to report income to the IRS.

Waddell & Reed, Inc. reserves the right to reject any purchase orders, including purchases by exchange, and it and the Fund reserve the right to discontinue offering Fund shares for purchase.

Minimum Investments

To Open an Account

For a government entity or authority or for a corporation:  $10 million
              (within
              first
              twelve
              months)

For other
investors:    Any amount

Adding to Your Account

You can make additional investments of any amount at any time.

To add to your account by wire: Instruct your bank to wire the amount you wish to invest, along with the account number and registration, to UMB Bank, n.a., ABA Number 101000695, W&R Underwriter Account Number 0007978, FBO Customer Name and Account Number.

To add to your account by mail: Make your check payable to Waddell & Reed, Inc.
Mail the check along with a letter showing your account number, the account registration and stating the fund whose shares you wish to purchase to:

Waddell & Reed, Inc.
P.O. Box 29217
Shawnee Mission, Kansas 66201-9217

Selling Shares

You can arrange to take money out of your Fund account at any time by selling (redeeming) some or all of your shares.

The redemption price (price to sell one Class Y share) is the Fund's Class Y
NAV.

To sell shares by telephone or fax: If you have elected this method in your application or by subsequent authorization, call 1-800-366-5465 or fax your request to 913-236-5044 and give your instructions to redeem shares and make payment by wire to your pre-designated bank account or by check to you at the address on the account.

To sell shares by written request: Complete an Account Service Request form, available from your Waddell & Reed account representative, or write a letter of instruction with:

  the name on the account registration,
  the Fund's name,
  the Fund account number,
  the dollar amount or number of shares to be redeemed, and any other applicable requirements listed in the table below.

Deliver the form or your letter to your Waddell & Reed account representative, or mail it to:

Waddell & Reed, Inc.
P. O. Box 29217
Shawnee Mission, Kansas
66201-9217

Unless otherwise instructed, Waddell & Reed will send a check to the address on the account.

                    Special Requirements for Selling Shares

Account Type     Special Requirements
Retirement       The written instructions must
Account          be signed by a properly
                 authorized person.
Trust            The trustee must sign the
                 written instructions
                 indicating capacity as
                 trustee.  If the trustee's
                 name is not in the account
                 registration, provide a
                 currently certified copy of
                 the trust document.
Business or      At least one person authorized
Organization     by corporate resolution to act
                 on the account must sign the
                 written instructions.

When you place an order to sell shares, your shares will be sold at the next NAV calculated after receipt of a written request in good order by Waddell & Reed, Inc. at its home office. Note the following:

  If more than one person owns the shares, each owner must sign the written request.
  If you recently purchased the shares by check, the Fund may delay payment of redemption proceeds. You may arrange for the bank upon which the purchase check was drawn to provide to the Fund telephone or written assurance, satisfactory to the Fund, that the check has cleared and been honored. If no such assurance is given, payment of the redemption proceeds on these shares will be delayed until the earlier of 10 days or the date the Fund is able to verify that your purchase check has cleared and been honored.
  Redemptions may be suspended or payment dates postponed on days when the NYSE is closed (other than weekends or holidays), when trading on the NYSE is restricted, or as permitted by the Securities and Exchange Commission. Payment is normally made in cash, although under extraordinary conditions redemptions may be made in portfolio securities.

The Fund reserves the right to require a signature guarantee on certain redemption requests. This requirement is designed to protect you and Waddell & Reed from fraud. The Fund may require a signature guarantee in certain situations such as:

  the request for redemption is made by a corporation, partnership or fiduciary, the request for redemption is made by someone other than the owner of record, or the check is being made payable to someone other than the owner of record.

The Fund will accept a signature guarantee from a national bank, a federally chartered savings and loan or a member firm of a national stock exchange or other eligible guarantor in accordance with procedures of the Fund's transfer agent. A notary public cannot provide a signature guarantee.

The Fund reserves the right to redeem at NAV all shares of the Fund owned or held by you having an aggregate NAV of less than $500. The Fund will give you notice of its intention to redeem your shares and a 60-day opportunity to purchase a sufficient number of additional shares to bring the aggregate NAV of your shares to $500.

Telephone Transactions

The Fund and its agents will not be liable for following instructions communicated by telephone that they reasonably believe to be genuine. The Fund will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. If the Fund fails to do so, the Fund may be liable for losses due to unauthorized or fraudulent instructions. Current procedures relating to instructions communicated by telephone include tape recording instructions, requiring personal identification and providing written confirmations of transactions effected pursuant to such instructions.

Shareholder Services

Waddell & Reed provides a variety of services to help you manage your account.

Personal Service

Your local Waddell & Reed account representative is available to provide personal service. Additionally, the Waddell & Reed Customer Services staff is available to respond promptly to your inquiries and requests.

Reports

Statements and reports sent to you include the following:

  confirmation statements (after every purchase, exchange, transfer or redemption) year-to-date statements (quarterly) annual and semiannual reports (every six months)

To reduce expenses, only one copy of most annual and semiannual reports will be mailed to your household, even if you have more than one account with the Fund. Call 913-236-2000 if you need copies of annual or semiannual reports or historical account information.

Exchanges

You may sell your Class Y shares and buy Class Y shares of other funds in the United Group. You may exchange only into funds that are legally registered for sale in your state of residence. Note that exchanges out of the Fund may have tax consequences for you. Before exchanging into a fund, read its prospectus.

The Fund reserves the right to terminate or modify these exchange privileges at any time, upon notice in certain instances.

Dividends, Distributions and Taxes

Distributions

The Fund distributes substantially all of its net income and capital gains to shareholders each year. Ordinarily, dividends are distributed monthly from the Fund's net investment income, which includes accrued interest, earned discount, dividends and other income earned on portfolio assets less expenses. Net capital gains (and any net realized gains from foreign currency transactions) ordinarily are distributed in December. The Fund may make additional distributions if necessary to avoid Federal income or excise taxes on undistributed income and capital gains.

Distribution Options. When you open an account, specify on your application how you want to receive your distributions. The Fund offers three options:

1. Share Payment Option. Your dividend and capital gains distributions will be automatically paid in additional Class Y shares of the Fund. If you do not indicate a choice on your application, you will be assigned this option.

2. Income-Earned Option. Your capital gains distributions will be automatically paid in Class Y shares, but you will be sent a check for each dividend distribution.

3. Cash Option. You will be sent a check for your dividend and capital gains distributions.

For retirement accounts, all distributions are automatically paid in Class Y shares.

Taxes

The Fund has qualified and intends to continue to qualify for treatment as a regulated investment company under the Code so that it will be relieved of Federal income tax on that part of its investment company taxable income (consisting generally of net investment income, net short-term capital gains and net gains from certain foreign currency transactions) and net capital gains (the excess of net long-term capital gain over net short-term capital loss) that are distributed to its shareholders.

There are certain tax requirements that the Fund must follow in order to avoid Federal taxation. In its effort to adhere to these requirements, the Fund may have to limit its investment activity in some types of instruments.

As with any investment, you should consider how your investment in the Fund will be taxed. If your account is not a tax-deferred retirement account, you should be aware of the following tax implications:

Taxes on distributions. Dividends from the Fund's investment company taxable income are taxable to you as ordinary income whether received in cash or paid in additional Fund shares. Distributions of the Fund's realized net capital gains, when designated as such, are taxable to you as long-term capital gains, whether received in cash or paid in additional Fund shares and regardless of the length of time you have owned your shares. The Fund notifies you after each calendar year-end as to the amounts of dividends and other distributions paid (or deemed paid) to you for that year. Under certain circumstances, the Fund may elect to permit shareholders to take a credit or deduction for foreign income taxes paid by the Fund. The Fund will notify you of any such election.

A portion of the dividends paid by the Fund, whether received in cash or paid in additional Fund shares, may be eligible for the dividends-received deduction allowed to corporations. The eligible portion may not exceed the aggregate dividends received by the Fund from U.S. corporations. However, dividends received by a corporate shareholder and deducted by it pursuant to the dividends-received deduction are subject indirectly to the alternative minimum tax.

Withholding. The Fund is required to withhold 31% of all dividends, capital gains distributions and redemption proceeds payable to individuals and certain other noncorporate shareholders who do not furnish the Fund with a correct taxpayer identification number. Withholding at that rate from dividends and capital gains distributions also is required for such shareholders who otherwise are subject to backup withholding.

Taxes on transactions. Your redemption of Fund shares will result in taxable gain or loss to you, depending on whether the redemption proceeds are more or less than your adjusted basis for the redeemed shares (which normally includes any sales charge paid). An exchange of Fund shares for shares of any other fund in the United Group generally will have similar tax consequences. In addition, if you purchase Class Y shares of the Fund within thirty days before or after redeeming other Class Y shares of the Fund at a loss, part or all of that loss will not be deductible and will increase the basis of the newly purchased shares.

The foregoing is only a summary of some of the important Federal tax considerations generally affecting the Fund and its shareholders. There may be other Federal, state or local tax considerations applicable to a particular investor. You are urged to consult your own tax adviser.

About the Management and Expenses of the Fund

United High Income Fund II, Inc. is a mutual fund: an investment that pools shareholders' money and invests it toward a specified goal. In technical terms, the Fund is an open-end management investment company organized as a corporation under Maryland law on April 22, 1986.

The Fund is governed by a Board of Directors, which has overall responsibility for the management of its affairs. The majority of directors are not affiliated with Waddell & Reed, Inc.

The Fund has two classes of shares. In addition to the Class Y shares offered by this Prospectus, the Fund has issued and outstanding Class A shares which are offered by Waddell & Reed, Inc. through a separate Prospectus. Prior to January 12, 1996, the Fund offered only one class of shares to the public. Shares outstanding on that date were designated as Class A shares. Class A shares are subject to a sales charge on purchases but are not subject to redemption fees. Class A shares are subject to a Rule 12b-1 fee at an annual rate of up to 0.25% of the Fund's average net assets attributable to Class A shares. Additional information about Class A shares may be obtained by calling 913-236-2000 or by writing to Waddell & Reed, Inc. at the address on the inside back cover of the Prospectus.

The Fund does not hold annual meetings of shareholders; however, certain significant corporate matters, such as the approval of a new investment advisory agreement or a change in a fundamental investment policy, which require shareholder approval will be presented to shareholders at a meeting called by the Board of Directors for such purpose.

Special meetings of shareholders may be called for any purpose upon receipt by the Fund of a request in writing signed by shareholders holding not less than 25% of all shares entitled to vote at such meeting, provided certain conditions stated in the Bylaws of the Fund are met. There will normally be no meeting of the shareholders for the purpose of electing directors until such time as less than a majority of directors holding office have been elected by shareholders, at which time the directors then in office will call a shareholders' meeting for the election of directors. To the extent that Section 16(c) of the Investment Company Act of 1940, as amended (the "1940 Act"), applies to the Fund, the directors are required to call a meeting of shareholders for the purpose of voting upon the question of removal of any director when requested in writing to do so by the shareholders of record of not less than 10% of the Fund's outstanding shares.

Each share (regardless of Class) has one vote. All shares of the Fund vote together as a single Class, except as to any matter for which a separate vote of any Class is required by the 1940 Act, and except as to any matter which affects the interests of one or more particular Classes, in which case only the shareholders of the affected Classes are entitled to vote, each as a separate Class. Shares are fully paid and nonassessable when purchased.

WRIMCO and Its Affiliates

The Fund is managed by WRIMCO, subject to the authority of the Fund's Board of Directors. WRIMCO provides investment advice to the Fund and supervises the Fund's investments. Waddell & Reed, Inc. and its predecessors served as investment manager to each of the registered investment companies in the United Group of Mutual Funds, except United Asset Strategy Fund, Inc., since 1940 or the inception of the company, whichever was later, and to TMK/United Funds, Inc. since that fund's inception, until January 8, 1992, when it assigned its duties as investment manager and assigned its professional staff for investment management services to WRIMCO. WRIMCO has also served as investment manager for Waddell & Reed Funds, Inc. since its inception in September 1992, Torchmark Government Securities Fund, Inc. and Torchmark Insured Tax-Free Fund, Inc. since each commenced operations in February 1993 and United Asset Strategy Fund, Inc. since it commenced operations in March 1995.

Louise D. Rieke is primarily responsible for the day-to-day management of the Fund. Ms. Rieke has held her Fund responsibilities from the Fund's inception to January 1990 and from May 1992 to the present. She is Vice President of WRIMCO, Vice President of Waddell & Reed Asset Management Company, an affiliate of WRIMCO, Vice President of the Fund, and Vice President of other investment companies for which WRIMCO serves as investment manager. Ms. Rieke has served as the portfolio manager for investment companies managed by Waddell & Reed, Inc. and its successor, WRIMCO, since July 1986 and has been an employee of Waddell & Reed, Inc. and its successor, WRIMCO, since May 1971. Other members of WRIMCO's investment management department provide input on market outlook, economic conditions, investment research and other considerations relating to the Fund's investments.

Waddell & Reed, Inc. serves as the Fund's underwriter and as underwriter for each of the other funds in the United Group of Mutual Funds and Waddell & Reed Funds, Inc., and serves as the distributor for TMK/United Funds, Inc.

Waddell & Reed Services Company acts as transfer agent ("Shareholder Servicing Agent") for the Fund and processes the payments of dividends. Waddell & Reed Services Company also acts as agent ("Accounting Services Agent") in providing bookkeeping and accounting services and assistance to the Fund and pricing daily the value of its shares.

WRIMCO and Waddell & Reed Services Company are subsidiaries of Waddell & Reed, Inc. Waddell & Reed, Inc. is a direct subsidiary of Waddell & Reed Financial Services, Inc., a holding company, and an indirect subsidiary of United Investors Management Company, a holding company, and Torchmark Corporation, a holding company.

WRIMCO places transactions for the portfolio of the Fund and in doing so may consider sales of shares of the Fund and other funds it manages as a factor in the selection of brokers to execute portfolio transactions.

Breakdown of Expenses

Like all mutual funds, the Fund pays fees related to its daily operations. Expenses paid out of the Fund's assets are reflected in its share price or dividends; they are neither billed directly to shareholders nor deducted from shareholder accounts.

The Fund pays a management fee to WRIMCO for providing investment advice and supervising its investments. The Fund also pays other expenses, which are explained below.

Management Fee

The management fee of the Fund is calculated by adding a group fee to a specific fee. It is accrued and paid to WRIMCO daily.

The specific fee is computed on the Fund's net asset value as of the close of business each day at the annual rate of .15 of 1% of its net assets. The group fee is a pro rata participation based on the relative net asset size of the Fund in the group fee computed each day on the combined net asset values of all the funds in the United Group at the annual rates shown in the following table:

Group Fee Rate

               Annual
Group Net      Group
Asset Level         Fee Rate
(all dollars   For Each
in millions)   Level
------------   --------

From $0
to $750       .51 of 1%

From $750
to $1,500     .49 of 1%

From $1,500
to $2,250     .47 of 1%

From $2,250
to $3,000     .45 of 1%

From $3,000
to $3,750     .43 of 1%

From $3,750
to $7,500     .40 of 1%

From $7,500
to $12,000    .38 of 1%

Over $12,000  .36 of 1%

Growth in assets of the United Group assures a lower group fee rate.

The combined net asset values of all of the funds in the United Group were approximately $13.3 billion as of September 30, 1995. Management fees for the fiscal year ended September 30, 1995, were 0.56% of the Fund's average net assets, which during that period consisted only of the Fund's Class A shares.

Other Expenses

While the management fee is a significant component of the Fund's annual operating costs, the Fund has other expenses as well.

The Fund pays the Accounting Services Agent a monthly fee based on the average net assets of the Fund for accounting services. With respect to its Class Y shares, the Fund pays the Shareholder Servicing Agent a monthly fee based on the average daily net assets of the Class for the preceding month.

The Fund also pays other expenses, such as fees and expenses of certain directors, audit and outside legal fees, costs of materials sent to shareholders, taxes, brokerage commissions, interest, insurance premiums, custodian fees, fees payable by the Fund under federal or other securities laws and to the Investment Company Institute, and extraordinary expenses including litigation and indemnification relative to litigation.

The Fund cannot precisely predict what its portfolio turnover rate will be, but the Fund may have a high portfolio turnover. A higher turnover will increase transaction and commission costs and could generate taxable income or loss.

APPENDIX A

The following are descriptions of some of the ratings of securities which the Fund may use. The Fund may also use ratings provided by other nationally recognized statistical rating organizations in determining the securities eligible for investment.

DESCRIPTION OF BOND RATINGS

     Standard & Poor's Ratings Services. A S&P corporate bond rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. This assessment of creditworthiness may take into consideration obligors such as guarantors, insurers or lessees.

     The debt rating is not a recommendation to purchase, sell or hold a security, inasmuch as it does not comment as to market price or suitability for a particular investor.

     The ratings are based on current information furnished to S&P by the issuer or obtained by S&P from other sources it considers reliable. S&P does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances.

     The ratings are based, in varying degrees, on the following considerations:

1. Likelihood of default -- capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation;

2.   Nature of and provisions of the obligation;

3. Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

     AAA -- Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

     AA -- Debt rated AA also qualifies as high quality debt. Capacity to pay interest and repay principal is very strong, and debt rated AA differs from AAA issues only in small degree.

     A -- Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

     BBB -- Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

     BB, B, CCC, CC, C - Debt rated BB, B, CCC, CC and C is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation.
BB
indicates the lowest degree of speculation and C the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major exposures to adverse conditions.

     BB -- Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB- rating.

     B -- Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB- rating.

     CCC -- Debt rated CCC has a currently indefinable vulnerability to default, and is dependent upon favorable business, financial and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating.

     CC -- The rating CC is typically applied to debt subordinated to senior debt that is assigned an actual or implied CCC rating.

     C -- The rating C is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC- debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

     CI -- The rating CI is reserved for income bonds on which no interest is being paid.

     D -- Debt rated D is in payment default. It is used when interest payments or principal payments are not made on a due date even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace periods. The D rating will also be used upon a filing of a bankruptcy petition if debt service payments are jeopardized.

     Plus (+) or Minus (-) -- To provide more detailed indications of credit quality, the ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

     NR -- Indicates that no public rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular type of obligation as a matter of policy.

     Debt Obligations of issuers outside the United States and its territories are rated on the same basis as domestic corporate and municipal issues. The ratings measure the creditworthiness of the obligor but do not take into account currency exchange and related uncertainties.

     Bond Investment Quality Standards: Under present commercial bank regulations issued by the Comptroller of the Currency, bonds rated in the top four categories (AAA, AA, A, BBB, commonly known as "investment grade" ratings) are generally regarded as eligible for bank investment. In addition, the laws of various states governing legal investments may impose certain rating or other standards for obligations eligible for investment by savings banks, trust companies, insurance companies and fiduciaries generally.

     Moody's Investors Service, Inc. A brief description of the applicable MIS rating symbols and their meanings follows:

     Aaa -- Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge". Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

     Aa -- Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuations of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

     A -- Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

     Baa -- Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Some bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

NOTE: Bonds within the above categories which possess the strongest investment attributes are designated by the symbol "1" following the rating.

     Ba -- Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during good and bad times over the future. Uncertainty of position characterizes bonds in this class.

     B -- Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

     Caa -- Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

     Ca -- Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

     C -- Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

DESCRIPTION OF PREFERRED STOCK RATINGS

     Standard & Poor's Ratings Services. A S&P preferred stock rating is an assessment of the capacity and willingness of an issuer to pay preferred stock dividends and any applicable sinking fund obligations. A preferred stock rating differs from a bond rating inasmuch as it is assigned to an equity issue, which issue is intrinsically different from, and subordinated to, a debt issue. Therefore, to reflect this difference, the preferred stock rating symbol will normally not be higher than the debt rating symbol assigned to, or that would be assigned to, the senior debt of the same issuer.

     The preferred stock ratings are based on the following considerations:

1. Likelihood of payment - capacity and willingness of the issuer to meet the timely payment of preferred stock dividends and any applicable sinking fund requirements in accordance with the terms of the obligation;

2.   Nature of, and provisions of, the issue;

3. Relative position of the issue in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

     AAA -- This is the highest rating that may be assigned by S&P to a preferred stock issue and indicates an extremely strong capacity to pay the preferred stock obligations.

     AA -- A preferred stock issue rated AA also qualifies as a high-quality fixed income security. The capacity to pay preferred stock obligations is very strong, although not as overwhelming as for issues rated AAA.

     A -- An issue rated A is backed by a sound capacity to pay the preferred stock obligations, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

     BBB -- An issue rated BBB is regarded as backed by an adequate capacity to pay the preferred stock obligations. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to make payments for a preferred stock in this category than for issues in the 'A' category.

     BB, B, CCC -- Preferred stock rated BB, B, and CCC are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay preferred stock obligations. BB indicates the lowest degree of speculation and CCC the highest degree of speculation. While such issues will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

     CC -- The rating CC is reserved for a preferred stock issue in arrears on dividends or sinking fund payments but that is currently paying.

     C -- A preferred stock rated C is a non-paying issue.

     D -- A preferred stock rated D is a non-paying issue with the issuer in default on debt instruments.

     NR -- This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular type of obligation as a matter of policy.

     Plus (+) or minus (-) -- To provide more detailed indications of preferred stock quality, the rating from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

     A preferred stock rating is not a recommendation to purchase, sell, or hold a security inasmuch as it does not comment as to market price or suitability for a particular investor. The ratings are based on current information furnished to S&P by the issuer or obtained by S&P from other sources it considers reliable. S&P does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances.

     Moody's Investors Service, Inc. Because of the fundamental differences between preferred stocks and bonds, a variation of MIS' familiar bond rating symbols is used in the quality ranking of preferred stock. The symbols are designed to avoid comparison with bond quality in absolute terms. It should always be borne in mind that preferred stock occupies a junior position to bonds within a particular capital structure and that these securities are rated within the universe of preferred stocks.

     Note: MIS applies numerical modifiers 1, 2 and 3 in each rating classification; the modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

     Preferred stock rating symbols and their definitions are as follows:

     aaa -- An issue which is rated aaa is considered to be a top-quality preferred stock. This rating indicates good asset protection and the least risk of dividend impairment within the universe of preferred stocks.

     aa -- An issue which is rated aa is considered a high-grade preferred stock. This rating indicates that there is a reasonable assurance the earnings and asset protection will remain relatively well-maintained in the foreseeable future.

     a -- An issue which is rated a is considered to be an upper-medium grade preferred stock. While risks are judged to be somewhat greater than in the aaa and aa classification, earnings and asset protection are, nevertheless, expected to be maintained at adequate levels.

     baa -- An issue which is rated baa is considered to be a medium-grade preferred stock, neither highly protected nor poorly secured. Earnings and asset protection appear adequate at present but may be questionable over any great length of time.

     ba -- An issue which is rated ba is considered to have speculative elements and its future cannot be considered well assured. Earnings and asset protection may be very moderate and not well safeguarded during adverse periods. Uncertainty of position characterizes preferred stocks in this class.

     b -- An issue which is rated b generally lacks the characteristics of a desirable investment. Assurance of dividend payments and maintenance of other terms of the issue over any long period of time may be small.

     caa -- An issue which is rated caa is likely to be in arrears on dividend payments. This rating designation does not purport to indicate the future status of payments.

     ca -- An issue which is rated ca is speculative in a high degree and is likely to be in arrears on dividends with little likelihood of eventual payments.

     c -- This is the lowest rated class of preferred or preference stock. Issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

United High Income Fund II, Inc.

Custodian                     Underwriter
  UMB Bank, n.a.                Waddell & Reed, Inc.
  Kansas City, Missouri         6300 Lamar Avenue
                                P. O. Box 29217
Legal Counsel                   Shawnee Mission, Kansas
  Kirkpatrick & Lockhart LLP       66201-9217
  1800 M Street, N. W.          (913) 236-2000
  Washington, D. C.  20036
                              Shareholder Servicing Agent
Independent Accountants         Waddell & Reed
  Price Waterhouse LLP             Services Company
  Kansas City, Missouri         6300 Lamar Avenue
                                P. O. Box 29217
Investment Manager              Shawnee Mission, Kansas
  Waddell & Reed Investment        66201-9217
     Management Company         (913) 236-1579
  6300 Lamar Avenue
  P. O. Box 29217             Accounting Services Agent
  Shawnee Mission, Kansas       Waddell & Reed
     66201-9217                    Services Company
  (913) 236-2000                6300 Lamar Avenue
                                P. O. Box 29217
                                Shawnee Mission, Kansas
                                    66201-9217
                                (913) 236-2000

United High Income Fund II, Inc.
Class Y Shares
PROSPECTUS
January 12, 1996

The United Group of Mutual Funds
United Asset Strategy Fund, Inc.
United Cash Management, Inc.
United Continental Income Fund, Inc.
United Funds, Inc.
     United Bond Fund
     United Income Fund
     United Accumulative Fund
     United Science and Technology Fund
United Gold & Government Fund, Inc.
United Government Securities Fund, Inc.
United High Income Fund, Inc.
United High Income Fund II, Inc.
United International Growth Fund, Inc.
United Municipal Bond Fund, Inc.
United Municipal High Income Fund, Inc.
United New Concepts Fund, Inc.
United Retirement Shares, Inc.
United Vanguard Fund, Inc.

NUP2015Y(1-96)

printed on recycled paper

                        UNITED HIGH INCOME FUND II, INC.

                               6300 Lamar Avenue

                                P. O. Box 29217

                      Shawnee Mission, Kansas  66201-9217

                                 (913) 236-2000

                               January 12,  1996



                      STATEMENT OF ADDITIONAL INFORMATION


        This Statement of Additional Information (the "SAI") is not a prospectus. Investors should read this SAI in conjunction with a prospectus ("Prospectus") for the Class A shares or the Class Y shares, as applicable, of United High Income Fund II, Inc. (the "Fund"), dated January 12, 1996, which may be obtained from the Fund or its underwriter, Waddell & Reed, Inc., at the address or telephone number shown above.



                                  TABLE OF CONTENTS

     Performance Information.............................  2

        Goals and Investment Policies....................4

     Investment Management and Other Services............ 21

     Purchase, Redemption and Pricing of Shares.......... 25

     Directors and Officers.............................. 38

     Payments to Shareholders............................ 42

     Taxes .............................................. 43

     Portfolio Transactions and Brokerage................ 47

     Other Information................................... 49

                            PERFORMANCE INFORMATION

     Waddell & Reed, Inc., the Fund's underwriter, or the Fund may from time to time publish the Fund's total return information, yield information and/or performance information in advertisements and sales materials.

Total Return

        An average annual total return quotation is computed by finding the average annual compounded rates of return over the one-, five-, and ten-year periods that would equate the initial amount invested to the ending redeemable value. Standardized total return information is calculated by assuming an initial $1,000 investment and, for Class A shares, from which the maximum sales load of 5.75% is deducted. All dividends and distributions are assumed to be reinvested in shares of the applicable class at net asset value for the class as of the day the dividend or distribution is paid. No sales load is charged on reinvested dividends or distributions on Class A shares. The formula used to calculate the total return for a particular class of the Fund is:

                n
        P(1 + T)  = ERV

       Where :  P = $1,000 initial payment
                T = Average annual total return
                n = Number of years
              ERV = Ending redeemable value of the $1,000 investment for the periods shown.

        Non-standardized performance information may also be presented. For example, the Fund may also compute total return for its Class A shares without deduction of the sales load in which case the same formula noted above will be used but the entire amount of the $1,000 initial payment will be assumed to have been invested. If the sales charge applicable to Class A shares were reflected, it would reduce the performance quoted for that class.

     The average annual total return quotations for Class A shares as of September 30, 1995, which is the most recent balance sheet included in this SAI, for the periods shown were as follows:

                                                With    Without
                                             Sales LoadSales Load
                                              Deducted  Deducted

One year period from October 1, 1994 to
  September 30, 1995:                            4.85%    11.25%

Five-year period from October 1, 1990 to
  September 30, 1995:                           12.34     13.68

Period from July 1, 1986* to
  September 30, 1995:                            7.81      8.50

    *Date of initial public offering

        Prior to January 12, 1995, the Fund offered only one class of shares to the public. Shares outstanding on that date were designated as Class A shares. Since that date, Class Y shares of the Fund have been available to certain institutional investors.

     The Fund may also quote unaveraged or cumulative total return for a class which reflects the change in value of an investment in that class over a stated period of time. Cumulative total return will be calculated according to the formula indicated above but without averaging the rate for the number of years in the period.

Yield

        A yield quoted for a class of the Fund is computed by dividing the net investment income per share of that class earned during the period for which the yield is shown by the maximum offering price per share of that class on the last day of that period according to the following formula:
                             6
    Yield = 2((((a - b)/cd)+1)  -1)

   Where, with respect to a particular class of the Fund:
       a =  dividends and interest earned during the period.
       b =  expenses accrued for the period (net of reimbursements).
       c = the average daily number of shares of the class outstanding during the period that were entitled to receive dividends.
       d = the maximum offering price per share of the class on the last day of the period.

     The yield for Class A shares of the Fund computed according to the formula for the 30-day period ended on September 30, 1995, the date of the most recent balance sheet included in this SAI, is _____%.

     Change in yields primarily reflect different interest rates received by the Fund as its portfolio securities change. Yield is also affected by portfolio quality, portfolio maturity, type of securities held and operating expenses of the applicable class.

Performance Rankings

        Waddell & Reed, Inc. or the Fund also may from time to time publish in advertisements or sales material performance rankings as published by recognized independent mutual fund statistical services such as Lipper Analytical Services, Inc., or by publications of general interest such as Forbes, Money, The Wall Street Journal, Business Week, Barron's, Fortune or Morningstar Mutual Fund Values. Each class of the Fund may also compare its performance to that of other selected mutual funds or selected recognized market indicators such as the Standard & Poor's 500 Stock Index and the Dow Jones Industrial Average. Performance information may be quoted numerically or presented in a table, graph or other illustration.

     All performance information that the Fund advertises or includes in sales material is historical in nature and is not intended to represent or guarantee future results. The value of a Fund's shares when redeemed may be more or less than their original cost.

                         GOALS AND INVESTMENT POLICIES

     The goals and investment policies of the Fund are described in the Prospectus, which refers to the following investment methods and practices.

Securities -- General

        The Fund may invest in securities including common stock, preferred stock and debt securities, as described in the Prospectus. These securities may include the following described securities from time to time.

     The Fund may purchase debt securities whose principal amount at maturity is dependent upon the performance of a specified equity security. The issuer of such debt securities, typically an investment banking firm, is unaffiliated with the issuer of the equity security to whose performance the debt security is linked. Equity-linked debt securities differ from ordinary debt securities in that the principal amount received at maturity is not fixed, but is based on the price of the linked equity security at the time the debt security matures. The performance of equity-linked debt securities depends primarily on the performance of the linked equity security and may also be influenced by interest rate changes. In addition, although the debt securities are typically adjusted for diluting events such as stock splits, stock dividends and certain other events affecting the market value of the linked equity security, the debt securities are not adjusted for subsequent issuances of the linked equity security for cash. Such an issuance could adversely affect the price of the debt security. In addition to the equity risk relating to the linked equity security, such debt securities are also subject to credit risk with regard to the issuer of the debt security. In general, however, such debt securities are less volatile than the equity securities to which they are linked.

     The Fund may also invest in a type of convertible preferred stock that pays a cumulative, fixed dividend that is senior to, and expected to be in excess of, the dividends paid on the common stock of the issuer. At the mandatory conversion date, the preferred stock is converted into not more than one share of the issuer's common stock at the "call price" that was established at the time the preferred stock was issued. If the price per share of the related common stock on the mandatory conversion date is less than the call price, the holder of the preferred stock will nonetheless receive only one share of common stock for each share of preferred stock (plus cash in the amount of any accrued but unpaid dividends). At any time prior to the mandatory conversion date, the issuer may redeem the preferred stock upon issuing to the holder a number of shares of common stock equal to the call price of the preferred stock in effect on the date of redemption divided by the market value of the common stock, with such market value typically determined one or two trading days prior to the date notice of redemption is given. The issuer must also pay the holder of the preferred stock cash in an amount equal to any accrued but unpaid dividends on the preferred stock. This convertible preferred stock is subject to the same market risk as the common stock of the issuer, except to the extent that such risk is mitigated by the higher dividend paid on the preferred stock. The opportunity for equity appreciation afforded by an investment in such convertible preferred stock, however, is limited, because in the event the market value of the issuer's common stock increases to or above the call price of the preferred stock, the issuer may (and would be expected to) call the preferred stock for redemption at the call price. This convertible preferred stock is also subject to credit risk with regard to the ability of the issuer to pay the dividend established upon issuance of the preferred stock. Generally, convertible preferred stock is less volatile than the related common stock of the issuer.

   Specific Securities and Investment Practices

Common Stocks

     As a fundamental policy, the Fund will not purchase, or otherwise voluntarily acquire, any common stocks unless, after such purchase or acquisition, not more than 20% of the value of its total assets would be invested in common stocks. This 20% limit includes common stocks acquired on conversion of convertible securities, on exercise of warrants or call options, or in any other voluntary manner. It does not include premiums paid or received in connection with put or call options, or the amount of any margin deposits as to options or futures contracts. If the Fund is invested up to 20% in common stocks, it may still purchase or sell futures and options relating to common stocks. The common stocks that the Fund purchases will be selected to try to achieve either a combination of the Fund's primary and secondary goals, in which case they will be dividend-paying, or its secondary goal, in which case they may not be dividend-paying; however, the Fund does not intend to invest more than 4% of its total assets in non-dividend-paying common stocks.

U.S. Government Securities

     Securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities ("U.S. Government Securities") include Treasury Bills (which mature within one year of the date they are issued), Treasury Notes (which have maturities of one to ten years) and Treasury Bonds (which generally have maturities of more than 10 years). All such Treasury securities are backed by the full faith and credit of the United States.

     U.S. Government agencies and instrumentalities that issue or guarantee securities include, but are not limited to, the Federal Housing Administration, Federal National Mortgage Association, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, Government National Mortgage Association, General Services Administration, Central Bank for Cooperatives, Federal Home Loan Banks, Federal Home Loan Mortgage Corporation, Farm Credit Banks, Maritime Administration, the Tennessee Valley Authority, the Resolution Funding Corporation, and the Student Loan Marketing Association.

     Securities issued or guaranteed by U.S. Government agencies and instrumentalities are not always supported by the full faith and credit of the United States. Some, such as securities issued by the Federal Home Loan Banks, are backed by the right of the agency or instrumentality to borrow from the Treasury. Others, such as securities issued by the Federal National Mortgage Association, are supported only by the credit of the instrumentality and not by the Treasury. If the securities are not backed by the full faith and credit of the United States, the owner of the securities must look principally to the agency issuing the obligation for repayment and may not be able to assert a claim against the United States in the event that the agency or instrumentality does not meet its commitment.

     U.S. Government Securities may include mortgage-backed securities of the Government National Mortgage Association ("Ginnie Mae"), the Federal Home Loan Mortgage Corporation ("Freddie Mac") and the Federal National Mortgage Association ("Fannie Mae"). These mortgage-backed securities include "pass-through" securities and "participation certificates." Another type of mortgage-backed security is a collateralized mortgage obligation ("CMO"). See "Mortgage-Backed Securities." Timely payment of principal and interest on Ginnie Mae pass-throughs is guaranteed by the full faith and credit of the United States. Freddie Mac and Fannie Mae are both instrumentalities of the U.S. Government, but their obligations are not backed by the full faith and credit of the United States. It is possible that the availability and the marketability (i.e., liquidity) of the securities discussed in this section could be adversely affected by actions of the U.S. Government to tighten the availability of its credit.

Zero Coupon Bonds

     A broker-dealer creates a derivative zero by separating the interest and principal components of a U.S. Treasury security and selling them as two individual securities. CATS (Certificate of Accrual on Treasury Securities), TIGRs (Treasury Investment Growth Receipts), and TRs (Treasury Receipts) are examples of derivative zeros.

     The Federal Reserve Bank creates STRIPS (Separate Trading of Registered Interest and Principal of Securities) by separating the interest and principal components of an outstanding U.S. Treasury security and selling them as individual securities. Bonds issued by the Resolution Funding Corporation (REFCORP) and the Financing Corporation (FICO) can also be separated in this fashion. Original issue zeros are zero coupon securities originally issued by the U.S. Government, a government agency, or a corporation in zero coupon form.

Mortgage-Backed Securities

     A mortgage-backed security may be an obligation of the issuer backed by a mortgage or pool of mortgages or a direct interest in an underlying pool of mortgages. Mortgage-backed securities are based on different types of mortgages including those on commercial real estate or residential properties. Some mortgage-backed securities, such as collateralized mortgage obligations, make payments of both principal and interest at a variety of intervals; others make semiannual interest payments at a predetermined rate and repay principal at maturity (like a typical bond). Pass-through securities and participation certificates represent pools of mortgages that are assembled, with interests sold in the pool; the assembly is made by an "issuer," such as a mortgage banker, commercial bank or savings and loan association, which assembles the mortgages in the pool and passes through payments of principal and interest for a fee payable to it. Payments of principal and interest by individual mortgagors are passed through to the holders of the interest in the pool. Monthly or other regular payments on pass-through securities and participation certificates include payments of principal (including prepayments on mortgages in the pool) rather than only interest payments.

     The Fund may purchase mortgage-backed securities issued by both government and non-government entities such as banks, mortgage lenders, or other financial institutions. Other types of mortgage-backed securities will likely be developed in the future, and the Fund may invest in them if WRIMCO determines they are consistent with the Fund's goals and investment policies.

     The value of mortgage-backed securities may change due to shifts in the market's perception of issuers. In addition, regulatory or tax changes may adversely affect the mortgage securities market as a whole. Non-government mortgage-backed securities may offer higher yields than those issued by government entities, but also may be subject to greater price changes than government issues. Mortgage-backed securities are subject to prepayment risk. Prepayment, which occurs when unscheduled or early payments are made on the underlying mortgages, may shorten the effective maturities of these securities and may lower their total returns.

Stripped Mortgage-Backed Securities

     Stripped mortgage-backed securities are created when a U.S. Government agency or a financial institution separates the interest and principal components of a mortgage-backed security and sells them as individual securities. The holder of the "principal-only" security ("PO") receives the principal payments made by the underlying mortgage-backed security, while the holder of the "interest-only" security ("IO") receives interest payments from the same underlying security.

     The prices of stripped mortgage-backed securities may be particularly affected by changes in interest rates. As interest rates fall, prepayment rates tend to increase, which tends to reduce prices of IOs and increase prices of POs. Rising interest rates can have the opposite effect.

Variable or Floating Rate Instruments

     Variable or floating rate instruments (including notes purchased directly from issuers) bear variable or floating interest rates and carry rights that permit holders to demand payment of the unpaid principal balance plus accrued interest from the issuers or certain financial intermediaries. Floating rate securities have interest rates that change whenever there is a change in a designated base rate while variable rate instruments provide for a specified periodic adjustment in the interest rate. These formulas are designed to result in a market value for the instrument that approximates its par value.

Foreign Securities and Currency

     The Fund may purchase foreign securities without limitation. The Fund will not speculate in foreign currencies, but may briefly hold foreign currencies in connection with the purchase or sale of foreign securities.

        Waddell & Reed Investment Management Company (WRIMCO), the Fund's investment manager, believes that there are investment opportunities as well as risks in investing in foreign securities. Individual foreign economies may differ favorably or unfavorably from the U.S. economy or each other in such matters as gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position. Individual foreign companies may also differ favorably or unfavorably from domestic companies in the same industry. Foreign currencies may be stronger or weaker than the U.S. dollar or than each other. WRIMCO believes that the Fund's ability to invest a substantial portion of its assets abroad might enable it to take advantage of these differences and strengths where they are favorable.

     Further, an investment in foreign securities may be affected by changes in currency rates and in exchange control regulations (i.e., currency blockage). The Fund may bear a transaction charge in connection with the exchange of currency. There may be less publicly available information about a foreign company than about a domestic company. Foreign companies are not generally subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to domestic companies. Most foreign stock markets have substantially less volume than the New York Stock Exchange (the "NYSE") and securities of some foreign companies are less liquid and more volatile than securities of comparable domestic companies. There is generally less government regulation of stock exchanges, brokers and listed companies than in the United States. In addition, with respect to certain foreign countries, there is a possibility of expropriation or confiscatory taxation, political or social instability or diplomatic developments which could adversely affect investments in securities of issuers located in those countries. If it should become necessary, the Fund would normally encounter greater difficulties in commencing a lawsuit against the issuer of a foreign security than it would against a U.S. issuer.

Restricted Securities

        Restricted securities are subject to legal or contractual restrictions on resale because they are not registered under the Securities Act of 1933, as amended (the "1933 Act").

     Restricted securities generally can be sold in privately negotiated transactions, pursuant to an exemption from registration under the 1933 Act, or in a registered public offering. Where registration is required, the Fund may be obligated to pay all or part of the registration expense and a considerable period may elapse between the time it decides to seek registration and the time the Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Fund might obtain a less favorable price than prevailed when it decided to seek registration of the security.

     There are risks associated with investment in restricted securities in that there can be no assurance of a ready market for resale. Also, the contractual restrictions on resale might prevent the Fund from reselling the securities at a time when such sale would be desirable. Restricted securities in which the Fund seeks to invest need not be listed or admitted to trading on a foreign or domestic exchange and may be less liquid than listed securities. See "Illiquid Investments" below.

Lending Securities

        One of the ways in which the Fund may try to realize income is by lending its securities. If the Fund does this, the borrower pays the Fund an amount equal to the dividends or interest on the securities that the Fund would have received if it had not loaned the securities. The Fund also receives additional compensation.

     Any securities loan that the Fund makes must be collateralized in accordance with applicable regulatory requirements (the "Guidelines"). This policy can only be changed by shareholder vote. Under the present Guidelines, the collateral must consist of cash, U.S. Government Securities or bank letters of credit, at least equal in value to the market value of the securities loaned on each day that the loan is outstanding. If the market value of the loaned securities exceeds the value of the collateral, the borrower must add more collateral so that it at least equals the market value of the securities loaned. If the market value of the securities decreases, the borrower is entitled to return of the excess collateral.

     There are two methods of receiving compensation for making loans. The first is to receive a negotiated loan fee from the borrower. This method is available for all three types of collateral. The second method, which is not available when letters of credit are used as collateral, is for the Fund to receive interest on the investment of the cash collateral or to receive interest on the U.S. Government Securities used as collateral. Part of the interest received in either case may be shared with the borrower.

     The letters of credit that the Fund may accept as collateral are agreements by banks (other than the borrowers of the Fund's securities), entered into at the request of the borrower and for its account and risk, under which the banks are obligated to pay to the Fund, while the letter is in effect, amounts demanded by the Fund if the demand meets the terms of the letter. The Fund's right to make this demand secures the borrower's obligations to it. The terms of any such letters and the creditworthiness of the banks providing them (which might include the Fund's custodian bank) must be satisfactory to the Fund. Under the Fund's current securities lending procedures, the Fund may lend securities only to broker-dealers and financial institutions deemed creditworthy by WRIMCO. The Fund will make loans only under rules of the NYSE, which presently require the borrower to give the securities back to the Fund within five business days after the Fund gives notice to do so. If the Fund loses its voting rights on securities loaned, it will have the securities returned to it in time to vote them if a material event affecting the investment is to be voted on. The Fund may pay reasonable finder's, administrative and custodian fees in connection with loans of securities.

     There may be risks of delay in receiving additional collateral from the borrower if the market value of the securities loaned goes up, risks of delay in recovering the securities loaned or even loss of rights in the collateral should the borrower of the securities fail financially.

     Some, but not all, of these rules are necessary to meet requirements of certain laws relating to securities loans. These rules will not be changed unless the change is permitted under these requirements. These requirements do not cover the present rules, which may be changed without shareholder vote, as to: (i) whom securities may be loaned; (ii) the investment of cash collateral; or (iii) voting rights.



Repurchase Agreements

        The Fund may purchase securities subject to repurchase agreements. The Fund will not enter into a repurchase transaction that will cause more than 10% of its net assets to be invested in illiquid securities, which include repurchase agreements not terminable within seven days. See "Illiquid Investments." A repurchase agreement is an instrument under which the Fund purchases a security and the seller (normally a commercial bank or broker-dealer) agrees, at the time of purchase, that it will repurchase the security at a specified time and price. The amount by which the resale price is greater than the purchase price reflects an agreed-upon market interest rate effective for the period of the agreement. The return on the securities subject to the repurchase agreement may be more or less than the return on the repurchase agreement.

     The majority of the repurchase agreements in which the Fund would engage are overnight transactions, and the delivery pursuant to the resale typically will occur within one to five days of the purchase. The primary risk is that the Fund may suffer a loss if the seller fails to pay the agreed-upon amount on the delivery date and that amount is greater than the resale price of the underlying securities and other collateral held by the Fund. In the event of bankruptcy or other default by the seller, there may be possible delays and expenses in liquidating the underlying securities or other collateral, decline in their value and loss of interest. The return on such collateral may be more or less than that from the repurchase agreement. The Fund's repurchase agreements will be structured so as to fully collateralize the loans, i.e., the value of the underlying securities, which will be held by the Fund's custodian bank or by a third party that qualifies as a custodian under Section 17(f) of the Investment Company Act of 1940, as amended (the "1940 Act"), is and, during the entire term of the agreement, will remain at least equal to the value of the loan, including the accrued interest earned thereon. Repurchase agreements are entered into only with those entities approved by WRIMCO on the basis of criteria established by the Board of Directors.

When-Issued and Delayed-Delivery Transactions

     The Fund may purchase any securities in which it may invest on a when-issued or delayed-delivery basis or sell them on a delayed-delivery basis. The securities so purchased or sold by the Fund are subject to market fluctuation; their value may be less or more when delivered than the purchase price paid or received. For example, delivery to the Fund and payment by the Fund in the case of a purchase by it, or delivery by the Fund and payment to it in the case of a sale by the Fund, may take place a month or more after the date of the transaction. The purchase or sale price are fixed on the transaction date.
The Fund will enter into when-issued or delayed-delivery transactions in order to secure what is considered to be an advantageous price and yield at the time of entering into the transaction. No interest accrues to the Fund until delivery and payment is completed. When the Fund makes a commitment to purchase securities on a when-issued or delayed-delivery basis, it will record the transaction and thereafter reflect the value of the securities in determining its net asset value per share. The securities so sold by the Fund on a delayed-delivery basis are also subject to market fluctuation; their value when the Fund delivers them may be more than the purchase price the Fund receives. When the Fund makes a commitment to sell securities on a delayed basis, it will record the transaction and thereafter value the securities at the sales price in determining the Fund's net asset value per share.

     Ordinarily the Fund purchases securities on a when-issued or delayed-delivery basis with the intention of actually taking delivery of the securities. However, before the securities are delivered to the Fund and before it has paid for them (the "settlement date"), the Fund could sell the securities if WRIMCO decided it was advisable to do so for investment reasons. The Fund will hold aside or segregate cash or other securities, other than those purchased on a when-issued or delayed-delivery basis, at least equal to the amount it will have to pay on the settlement date; these other securities may, however, be sold at or before the settlement date to pay the purchase price of the when-issued or delayed-delivery securities.

Illiquid Investments

        The Fund has an operating policy, which may be changed without shareholder approval, which provides that the Fund may not invest more than 10%of its net assets in illiquid investments. Investments currently considered to be illiquid include: (i) repurchase agreements not terminable within seven days; (ii) restricted securities not determined to be liquid pursuant to guidelines established by the Fund's Board of Directors; (iii) securities for which market quotations are not readily available; and (iv) over-the-counter ("OTC") options and their underlying collateral. The assets used as cover for OTC options written by the Fund will be considered illiquid unless the OTC options are sold to qualified dealers who agree that the Fund may repurchase any OTC option it writes at a maximum price to be calculated by a formula set forth in the option agreement. The cover for an OTC option written subject to this procedure would be considered illiquid only to the extent that the maximum repurchase price under the formula exceeds the intrinsic value of the option.

Indexed Securities

     The Fund may purchase securities whose prices are indexed to the prices of other securities, securities indices, currencies, precious metals or other commodities, or other financial indicators. Indexed securities typically, but not always, are debt securities or deposits whose value at maturity or coupon rate is determined by reference to a specific instrument or statistic. Gold-indexed securities, for example, typically provide for a maturity value that depends on the price of gold, resulting in a security whose price tends to rise and fall together with gold prices. Currency-indexed securities typically are short-term to intermediate-term debt securities whose maturity values or interest rates are determined by reference to the values of one or more specified foreign currencies, and may offer higher yields than U.S. dollar-denominated securities of equivalent issuers. Currency-indexed securities may be positively or negatively indexed; that is, their maturity value may increase when the specified currency value increases, resulting in a security that performs similarly to a foreign-denominated instrument, or their maturity value may decline when foreign currencies increase, resulting in a security whose price characteristics are similar to a put on the underlying currency. Currency-indexed securities may also have prices that depend on the values of a number of different foreign currencies relative to each other.

     Recent issuers of indexed securities have included banks, corporations, and certain U.S. Government agencies. Certain indexed securities that are not traded on an established market may be deemed illiquid.

Warrants

     As a fundamental policy, the Fund may not invest more than 5% of its net assets, valued at the lower of cost or market, in warrants. The Fund has undertaken to certain State securities commissions that not more than 2% of the Fund's net assets may be invested in warrants that are not listed on the NYSE or the American Stock Exchange. Warrants acquired in units or attached to other securities are not considered for purposes of computing these limitations.

     Warrants are options to purchase equity securities at specific prices valid for a specific period of time. Their prices do not necessarily move parallel to the prices of the underlying securities. Warrants have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer. Warrants are highly volatile and, therefore, more susceptible to a sharp decline in value than the underlying security might be. They are also generally less liquid than an investment in the underlying shares.

Securities of Other Investment Companies

     In order to comply with regulations of the State of Ohio, for so long as such regulations are in effect and applicable to the Fund, the Fund will not invest in securities of other investment companies, except by purchase in the open market where no commission or profit to a sponsor or dealer results from the purchase other than the customary broker's commission, or except when the purchase is part of a plan of merger, consolidation, reorganization or acquisition.

Real Estate

     As an operating (i.e., non-fundamental) policy, the Fund may not invest in real estate; however, the Fund may invest in securities (other than limited partnership interests) issued by companies engaged in such business, including real estate investment trusts.

   Options, Futures and Other Strategies

     As discussed in the Prospectus, WRIMCO may use certain options to attempt to enhance income or yield or may attempt to reduce overall risk of its investments by using certain options and futures contracts (sometimes referred to as "futures"). Options and futures are sometimes referred to collectively as "Financial Instruments." The Fund's ability to use a particular Financial Instrument may be limited by its investment limitations or operating policies. See "Investment Restrictions."

     Hedging strategies can be broadly categorized as "short hedges" and "long hedges." A short hedge is a purchase or sale of a Financial Instrument intended partially or fully to offset potential declines in the value of one or more investments held in the Fund's portfolio. Thus, in a short hedge the Fund takes a position in a Financial Instrument whose price is expected to move in the opposite direction of the price of the investment being hedged.

     Conversely, a long hedge is a purchase or sale of a Financial Instrument intended partially or fully to offset potential increases in the acquisition cost of one or more investments that the Fund intends to acquire. Thus, in a long hedge the Fund takes a position in a Financial Instrument whose price is expected to move in the same direction as the price of the prospective investment being hedged. A long hedge is sometimes referred to as an anticipatory hedge. In an anticipatory hedge transaction, the Fund does not own a corresponding security and, therefore, the transaction does not relate to a security the Fund owns. Rather, it relates to a security that the Fund intends to acquire. If the Fund does not complete the hedge by purchasing the security it anticipated purchasing, the effect on the Fund's portfolio is the same as if the transaction were entered into for speculative purposes.

     Financial Instruments on securities generally are used to attempt to hedge against price movements in one or more particular securities positions that the Fund owns or intends to acquire. Financial Instruments on indices, in contrast, generally are used to attempt to hedge against price movements in market sectors in which the Fund has invested or expects to invest. Financial Instruments on debt securities may be used to hedge either individual securities or broad debt market sectors.

     The use of Financial Instruments is subject to applicable regulations of the Securities and Exchange Commission (the "SEC"), the several exchanges upon which they are traded, the Commodity Futures Trading Commission (the "CFTC") and various state regulatory authorities. In addition, the Fund's ability to use Financial Instruments will be limited by tax considerations. See "Taxes."

     In addition to the instruments, strategies and risks described below and in the Prospectus, WRIMCO expects to discover additional opportunities in connection with options, futures contracts, options on futures contracts and other similar or related techniques. These new opportunities may become available as WRIMCO develops new techniques, as regulatory authorities broaden the range of permitted transactions and as new options, futures contracts, options on futures contracts or other techniques are developed. WRIMCO may utilize these opportunities to the extent that they are consistent with the Fund's goals and permitted by the Fund's investment limitations and applicable regulatory authorities. The Fund's Prospectus or this SAI will be supplemented to the extent that new products or techniques involve materially different risks than those described below or in the Prospectus.

     Special Risks. The use of Financial Instruments involves special considerations and risks, certain of which are described below. Risks pertaining to particular Financial Instruments are described in the sections that follow.

     (1) Successful use of most Financial Instruments depends upon WRIMCO's ability to predict movements of the overall securities and interest rate markets, which requires different skills than predicting changes in the prices of individual securities. There can be no assurance that any particular strategy will succeed.

     (2) There might be imperfect correlation, or even no correlation, between price movements of a Financial Instrument and price movements of the investments being hedged. For example, if the value of a Financial Instrument used in a short hedge increased by less than the decline in value of the hedged investment, the hedge would not be fully successful. Such a lack of correlation might occur due to factors unrelated to the value of the investments being hedged, such as speculative or other pressures on the markets in which Financial Instruments are traded. The effectiveness of hedges using Financial Instruments on indices will depend on the degree of correlation between price movements in the index and price movements in the securities being hedged.

     Because there are a limited number of types of exchange-traded options and futures contracts, it is likely that the standardized contracts available will not match the Fund's current or anticipated investments exactly. The Fund may invest in options and futures contracts based on securities with different issuers, maturities, or other characteristics from the securities in which it typically invests, which involves a risk that the options or futures position will not track the performance of the Fund's other investments.

     Options and futures prices can also diverge from the prices of their underlying instruments, even if the underlying instruments match the Fund's investments well. Options and futures prices are affected by such factors as current and anticipated short-term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract, which may not affect security prices the same way. Imperfect correlation may also result from differing levels of demand in the options and futures markets and the securities markets, from structural differences in how options and futures and securities are traded, or from imposition of daily price fluctuation limits or trading halts. The Fund may purchase or sell options and futures contracts with a greater or lesser value than the securities it wishes to hedge or intends to purchase in order to attempt to compensate for differences in volatility between the contract and the securities, although this may not be successful in all cases. If price changes in the Fund's options or futures positions are poorly correlated with its other investments, the positions may fail to produce anticipated gains or result in losses that are not offset by gains in other investments.

     (3) If successful, the above-discussed strategies can reduce risk of loss by wholly or partially offsetting the negative effect of unfavorable price movements. However, such strategies can also reduce opportunity for gain by offsetting the positive effect of favorable price movements. For example, if the Fund entered into a short hedge because WRIMCO projected a decline in the price of a security in the Fund's portfolio, and the price of that security increased instead, the gain from that increase might be wholly or partially offset by a decline in the price of the Financial Instrument. Moreover, if the price of the Financial Instrument declined by more than the increase in the price of the security, the Fund could suffer a loss. In either such case, the Fund would have been in a better position had it not attempted to hedge at all.

     (4) As described below, the Fund might be required to maintain assets as "cover," maintain segregated accounts or make margin payments when it takes positions in Financial Instruments involving obligations to third parties (i.e., Financial Instruments other than purchased options). If the Fund were unable to close out its positions in such Financial Instruments, it might be required to continue to maintain such assets or accounts or make such payments until the position expired or matured. These requirements might impair the Fund's ability to sell a portfolio security or make an investment at a time when it would otherwise be favorable to do so, or require that the Fund sell a portfolio security at a disadvantageous time. The Fund's ability to close out a position in a Financial Instrument prior to expiration or maturity depends on the existence of a liquid secondary market or, in the absence of such a market, the ability and willingness of the other party to the transaction ("counterparty") to enter into a transaction closing out the position. Therefore, there is no assurance that any position can be closed out at a time and price that is favorable to the Fund.

     Cover. Transactions using Financial Instruments, other than purchased options, expose the Fund to an obligation to another party. The Fund will not enter into any such transactions unless it owns either (1) an offsetting ("covered") position in securities or other options or futures contracts, or
(2) cash, receivables and short-term debt securities, with a value sufficient at all times to cover its potential obligations to the extent not covered as provided in (1) above. The Fund will comply with SEC guidelines regarding cover for these instruments and will, if the guidelines so require, set aside cash, U.S. Government Securities or other liquid, high-grade debt securities in a segregated account with its custodian in the prescribed amount as determined daily on a mark-to-market basis.

     Assets used as cover or held in a segregated account cannot be sold while the position in the corresponding Financial Instrument is open, unless they are replaced with other appropriate assets. As a result, the commitment of a large portion of the Fund's assets to cover or segregated accounts could impede portfolio management or the Fund's ability to meet redemption requests or other current obligations.

     Options. The Fund may purchase call options ("calls") and write (i.e., sell) calls only if (i) the investments to which the call relates (the "related investments") are: (a) debt securities; (b) common stocks; or (c) "broadly-based" stock indices (i.e., include stocks that are not limited to issuers in any particular industry or similar industries); and (ii) in the case of calls written by the Fund, such calls are (except for calls on stock indices and futures) covered, i.e., the Fund owns the related investments (or other investments suitable for escrow arrangements) while the call is outstanding. The Fund may purchase put options ("puts") or write (i.e., sell) puts but only if the related investment is one of those listed above as to calls. The Fund may also purchase and sell the options on futures contracts described below. The above limitations on the puts and calls the Fund may write or purchase are fundamental policies, i.e., rules that may only be changed by a shareholder vote. The Fund has no fundamental policies as to percentage limitations on its purchase and sale of options.

     The Fund has undertaken to certain State securities commissions that it will not purchase put options or call options if after such purchase, the premiums paid for all such options owned at that time would exceed 5% of its total assets. The Fund has also undertaken to a State Securities Commission that all calls written by the Fund will be covered. The Fund has undertaken to a State securities commission that it will write a put only when it has determined that it would be willing to purchase the underlying security at the exercise price.

     The purchase of call options serves as a long hedge, and the purchase of put options serves as a short hedge. Writing put or call options can enable the Fund to enhance income or yield by reason of the premiums paid by the purchasers of such options. However, if the market price of the security underlying a put option declines to less than the exercise price of the option, minus the premium received, the Fund would expect to suffer a loss.

     Writing call options can also serve as a limited short hedge, because declines in the value of the hedged investment would be offset to the extent of the premium received for writing the option. However, if the security appreciates to a price higher than the exercise price of the call option, it can be expected that the option will be exercised and the Fund will be obligated to sell the security at less than its market value.

     Writing put options can serve as a limited long hedge because increases in the value of the hedged investment would be offset to the extent of the premium received for writing the option. However, if the security depreciates to a price lower than the exercise price of the put option, it can be expected that the put option will be exercised and the Fund will be obligated to purchase the security at more than its market value. If the put option is an OTC option, the securities or other assets used as cover would be considered illiquid to the extent described under "Illiquid Investments."

     The value of an option position will reflect, among other things, the current market value of the underlying investment, the time remaining until expiration, the relationship of the exercise price to the market price of the underlying investment, the historical price volatility of the underlying investment and general market conditions. Options that expire unexercised have no value.

     The Fund may effectively terminate its right or obligation under an option by entering into a closing transaction. For example, the Fund may terminate its obligation under a call or put option that it had written by purchasing an identical call or put option; this is known as a closing purchase transaction. Conversely, the Fund may terminate a position in a put or call option it had purchased by writing an identical put or call option; this is known as a closing sale transaction. Closing transactions permit the Fund to realize profits or limit losses on an option position prior to its exercise or expiration.

     A type of put that the Fund may purchase is an "optional delivery standby commitment", which is entered into by parties selling debt securities to the Fund. An optional delivery standby commitment gives the Fund the right to sell the security back to the seller on specified terms. This right is provided as an inducement to purchase the security.

     Risks of Options on Securities. The Fund is authorize to purchase and sell both listed and OTC options. Exchange markets for options on debt securities exist, but these instruments are primarily traded on the OTC market. Exchange-traded options in the United States are issued by a clearing organization affiliated with the exchange on which the option is listed that, in effect, guarantees completion of every exchange-traded option transaction. In contrast, OTC options are contracts between the Fund and its counterparty (usually a securities dealer or a bank) with no clearing organization guarantee. Thus, when the Fund purchases an OTC option, it relies on the counterparty from whom it purchased the option to make or take delivery of the underlying investment upon exercise of the option. Failure by the counterparty to do so would result in the loss of any premium paid by the Fund as well as the loss of any expected benefit of the transaction. WRIMCO will evaluate the ability to enter into closing purchase transactions in unlisted options prior to writing them.

     The Fund's ability to establish and close out positions in exchange-listed options depends on the existence of a liquid market. However, there can be no assurance that such a market will exist at any particular time. Closing transactions can be made for OTC options only by negotiating directly with the counterparty, or by a transaction in the secondary market if any such market exists. Although the Fund will enter into OTC options only with major dealers in unlisted options, there is no assurance that the Fund will in fact be able to close out an OTC option position at a favorable price prior to expiration. WRIMCO will evaluate the ability to enter into closing purchase transactions on unlisted options prior to writing them. In the event of insolvency of the counterparty, the Fund might be unable to close out an OTC option position at any time prior to its expiration.

     If the Fund were unable to effect a closing transaction for an option it had purchased, it would have to exercise the option to realize any profit. The inability to enter into a closing purchase transaction for a covered call option written by the Fund could cause material losses because the Fund would be unable to sell the investment used as cover for the written option until the option expires or is exercised.

     Options on Stock Indices. The Fund is permitted to write and purchase options on broadly-based stock indices. Broadly-based stock indices include stocks that are not limited to issuers in any particular industry or similar industries. The Fund may write options on stock indices to generate income. The Fund may also purchase calls on stock indices to hedge against anticipated increases in the price of securities it wishes to acquire and purchase puts on stock indices to hedge against anticipated declines in the market value of its portfolio securities.

     Puts and calls on stock indices are similar to puts and calls on securities or futures contracts except that all settlements are in cash and gain or loss depends on changes in the broad-based index in question rather than on price movements in individual securities or futures contracts. When the Fund writes a call on a stock index, it receives a premium and agrees that, prior to the expiration date, the purchaser of the call, upon exercise of the call, will receive from the Fund an amount of cash if the closing level of the stock index upon which the call is based is greater than the exercise price of the call. The amount of cash is equal to the difference between the closing price of the index and the exercise price of the call times a specified multiple (the "multiplier"), which determines the total dollar value for each point of such difference. When the Fund buys a call on a stock index, it pays a premium and has the same rights as to a writer of such call as are indicated above. When the Fund buys a put on a stock index, it pays a premium and has the right, prior to the expiration date, to require the seller of such a put, upon the Fund's exercise of the put, to deliver to the Fund an amount of cash if the closing level of the stock index upon which the put is based is less than the exercise price of the put, which amount of cash is determined by the multiplier, as described above for calls. When the Fund writes a put on a stock index, it receives a premium and the purchaser has the right, prior to the expiration date, to require the Fund to deliver to it an amount of cash equal to the difference between the closing level of the stock index and the exercise price times the multiplier if the closing level is less than the exercise price.

     Risks of Options on Stock Indices. The risks of investment in options on stock indices may be greater than options on securities. Because stock index options are settled in cash, when the Fund writes a call on a stock index it cannot provide in advance for its potential settlement obligations by acquiring and holding the underlying securities. The Fund can offset some of the risk of writing a call index option by holding a diversified portfolio of stocks similar to those on which the underlying index is based. However, the Fund cannot, as a practical matter, acquire and hold a portfolio containing exactly the same stocks as underlie the index and, as a result, bears a risk that the value of the securities held will vary from the value of the index.

     Even if the Fund could assemble a stock portfolio that exactly reproduced the composition of the underlying index, it still would not be fully covered from a risk standpoint because of the "timing risk" inherent in writing index options. When an index option is exercised, the amount of cash that the holder is entitled to receive is determined by the difference between the exercise price and the closing index level on the date when the option is exercised. As with other kinds of options, the Fund as the call writer will not learn that ithas been assigned until the next business day at the earliest. The time lag between exercise and notice of assignment poses no risk for the writer of a covered call on a specific underlying security, such as common stock, because there the writer's obligation is to deliver the underlying security, not to pay its value as of a fixed time in the past. So long as the writer already owns the underlying security, it can satisfy its settlement obligations by simply delivering it, and the risk that its value may have declined since the exercise date is borne by the exercising holder. In contrast, even if the writer of an index call holds stocks that exactly match the composition of the underlying index, it will not be able to satisfy its assignment obligations by delivering those stocks against payment of the exercise price. Instead, it will be required to pay cash in an amount based on the closing index value on the exercise date. By the time it learns that it has been assigned, the index may have declined, with a corresponding decline in the value of its stock portfolio. This "timing risk" is an inherent limitation on the ability of index call writers to cover their risk exposure by holding stock positions.

     If the Fund has purchased an index option and exercises it before the closing index value for that day is available, it runs the risk that the level of the underlying index may subsequently change. If such a change causes the exercised option to fall out-of-the-money, the Fund will be required to pay the difference between the closing index value and the exercise price of the option (times the applicable multiplier) to the assigned writer.

     Futures Contracts and Options Thereon. The Fund may buy and sell futures contracts, but only futures contracts relating to debt securities ("Debt Futures") and futures contracts on broadly-based stock indices (i.e., include stocks that are not limited to issuers in any particular industry or similar industries) ("Stock Index Futures"), and may also buy and sell options on Debt Futures and Stock Index Futures. The limitation on buying and selling futures contracts and options on futures contracts to the futures described above is a fundamental policy that may only be changed by a shareholder vote. The Fund has no other fundamental policies as to its use of futures and options thereon and, thus, no fundamental policy as to a percentage limitation thereon; see below, however, as to limitations relating to the CFTC.

     The purchase of futures or call options on futures can serve as a long hedge, and the sale of futures or the purchase of put options on futures can serve as a short hedge. Writing call options on futures contracts can serve as a limited short hedge, using a strategy similar to that used for writing call options on securities or indices. Similarly, writing put options on futures contracts can serve as a limited long hedge.

     Futures strategies also can be used to manage the average duration of the Fund's fixed-income portfolio. If WRIMCO wishes to shorten the average duration of the Fund's fixed-income portfolio, the Fund may sell a futures contract or a call option thereon, or purchase a put option on that futures contract. If WRIMCO wishes to lengthen the average duration of the Fund's fixed-income portfolio, the Fund may buy a futures contract or a call option thereon, or sell a put option thereon.

     No price is paid upon entering into a futures contract. Instead, at the inception of a futures contract the Fund is required to deposit "initial margin" consisting of cash or U.S. Government Securities in an amount generally equal to 10% or less of the contract value. Margin must also be deposited when writing a call or put option on a futures contract, in accordance with applicable exchange rules. Unlike margin in securities transactions, initial margin on futures contracts does not represent a borrowing, but rather is in the nature of a performance bond or good-faith deposit that is returned to the Fund at the termination of the transaction if all contractual obligations have been satisfied. Under certain circumstances, such as periods of high volatility, the Fund may be required by an exchange to increase the level of its initial margin payment, and initial margin requirements might be increased generally in the future by regulatory action.

     Subsequent "variation margin" payments are made to and from the futures broker daily as the value of the futures position varies, a process known as "marking-to-market." Variation margin does not involve borrowing, but rather represents a daily settlement of the Fund's obligations to or from a futures broker. When the Fund purchases an option on a future, the premium paid plus transaction costs is all that is at risk. In contrast, when the Fund purchases or sells a futures contract or writes a call or put option thereon, it is subject to daily variation margin calls that could be substantial in the event of adverse price movements. If the Fund has insufficient cash to meet daily variation margin requirements, it might need to sell securities at a time when such sales are disadvantageous.

     Purchasers and sellers of futures contracts and options on futures can enter into offsetting closing transactions, similar to closing transactions on options, by selling or purchasing, respectively, an instrument identical to the instrument purchased or sold. Positions in futures and options on futures may be closed only on an exchange or board of trade that provides a secondary market. The Fund intends to enter into futures and options on futures only on exchanges or boards of trade where there appears to be a liquid secondary market. However, there can be no assurance that such a market will exist for a particular contract at a particular time. In such event, it may not be possible to close a futures contract or options position.

     Under certain circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract or an option on a futures contract can vary from the previous day's settlement price; once that limit is reached, no trades may be made that day at a price beyond the limit. Daily price limits do not limit potential losses because prices could move to the daily limit for several consecutive days with little or no trading, thereby preventing liquidation of unfavorable positions.

     If the Fund were unable to liquidate a futures contract or options on futures position due to the absence of a liquid secondary market or the imposition of price limits, it could incur substantial losses. The Fund would continue to be subject to market risk with respect to the position. In addition, except in the case of purchased options, the Fund would continue to be required to make daily variation margin payments and might be required to maintain the position being hedged by the future or option or to maintain cash or securities in a segregated account.

     As an operating policy, to the extent that the Fund enters into futures contracts or options on futures contracts, in each case other than for bona fide hedging purposes (as defined by the CFTC), the aggregate initial margin and premiums required to establish those positions (excluding the amount by which options are "in-the-money" at the time of purchase) will not exceed 5% of the liquidation value of the Fund's portfolio, after taking into account unrealized profits and unrealized losses on any contracts the Fund has entered into. (In general, a call option on a futures contract is "in-the-money if the value of the underlying futures contract exceeds the strike, i.e., exercise, price of the call; a put option on a futures contract is "in-the-money" if the value of the underlying futures contract is exceeded by the strike price of the put.) This policy does not limit to 5% the percentage of the Fund's assets that are at risk in futures contracts and options on futures contracts.

     Risk of Futures Contracts and Options Thereon. The ordinary spreads between prices in the cash and futures markets (including the options on futures market), due to the differences in the natures of those markets, are subject to the following factors, which may create distortions. First, all participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close future contracts through offsetting transactions, which could distort the normal relationship between the cash and futures markets. Second, the liquidity of the futures market depends on participants entering into offsetting transactionsrather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced, thus producing distortion. Third, from the point of view of speculators, the deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may cause temporary price distortions. Due to the possibility of distortion, a correct forecast of general interest or stock market trends by WRIMCO may still not result in a successful transaction.

     WRIMCO may be incorrect in its expectations as to the extent of various interest rate movements or stock market movements or the time span within which the movements take place.

     Stock Index Futures. The risk of imperfect correlation between movements in the price of Stock Index Futures and movements in the price of the securities that are the subject of the hedge increases as the composition of the Fund's common stock portfolio diverges from the common stocks included in the applicable index. The price of the Stock Index Future may move more than or less than the price of the securities being hedged. If the price of the Stock Index Future moves less than the price of the securities that are the subject of the hedge, the hedge will not be fully effective but, if the price of the securities being hedged has moved in an unfavorable direction, the Fund would be in a better position than if it had not hedged at all. If the price of the securities being hedged has moved in a favorable direction, this advantage will be partially offset by the futures contract. If the price of the future moves more than the price of the securities, the Fund will experience either a loss or a gain on the future that will not be completely offset by movements in the price of the securities that are the subject of the hedge. To compensate for the imperfect correlation of movements in the price of the securities being hedged and movements in the price of the Stock Index Futures, the Fund may buy or sell Stock Index Futures in a greater dollar amount than the dollar amount of the securities being hedged if the historical volatility of the prices of such securities being hedged is less than the historical volatility of the stock index. It is also possible that, where the Fund has sold Stock Index Futures to hedge its common stocks against decline in the market, the market may advance and the value of securities held in the portfolio may decline. If this occurred, the Fund would lose money on the futures contracts and also experience a decline in value in its portfolio securities. However, while this could occur for a very brief period or to a very small degree, over time the value of a diversified portfolio of securities will tend to move in the same direction as the market indices upon which the futures are based.

     Where Stock Index Futures are purchased to hedge against a possible increase in the price of securities before the Fund is able to invest in them in an orderly fashion, it is possible that the market may decline instead. If the Fund then concludes not to invest in them at that time because of concern as to possible further market decline or for other reasons, it will realize loss on the futures contract that is not offset by a reduction in the price of the common stocks it had anticipated purchasing.

     Combined Positions. The Fund may purchase and write options in combination with each other, or in combination with futures contracts, to adjust the risk and return characteristics of its overall position. For example, the Fund may purchase a put option and write a call option on the same underlying instrument, in order to construct a combined position whose risk and return characteristics are similar to selling a futures contract. Another possible combined position would involve writing a call option at one strike price and buying a call option at a lower price, in order to reduce the risk of the written call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

     Turnover. The Fund's options and futures activities may affect its turnover rate and brokerage commission payments. The exercise of calls or puts written by the Fund, and the sale or purchase of futures contracts, may cause it to sell or purchase related investments, thus increasing its turnover rate. Once the Fund has received an exercise notice on an option it has written, it cannot effect a closing transaction in order to terminate its obligation under the option and must deliver or receive the underlying securities at the exercise price. The exercise of puts purchased by the Fund may also cause the sale of related investments, also increasing turnover; although such exercise is within the Fund's control, holding a protective put might cause it to sell the related investments for reasons that would not exist in the absence of the put. The Fund will pay a brokerage commission each time it buys or sells a put or call or purchases or sells a futures contract. Such commissions may be higher than those that would apply to direct purchases or sales.


Investment Restrictions

        Certain of the Fund's investment restrictions are described in the Prospectus. The following are fundamental policies and, together with certain restrictions described in the Prospectus, cannot be changed without shareholder approval. Under these additional restrictions, the Fund may not:

   (i) Buy commodities or commodity contracts; however, it may buy and sell options and futures as permitted by any other fundamental policy, whether or not any such option or future is considered to be a commodity or a commodity contract;

  (ii)  Invest in mineral related programs or leases;

 (iii) Buy the securities of a company if it would then own more than 10% of the voting securities or any class of securities of that company; or buy the securities of any company if more than 5% of the Fund's total assets (valued at market value) would then be invested in that company; or buy the securities of companies in any one industry if more than 25% of the Fund's total assets would then be invested in companies in that industry;

  (iv) Buy shares of other investment companies that redeem their shares. The Fund may buy shares of investment companies that do not redeem their shares if it does so in a regular transaction in the open market and then does not have more than one tenth (i.e., 10%) of its total assets in these shares; the Fund may also buy these shares as part of a merger or consolidation;

   (v) Invest for the purpose of exercising control or management of other companies;

  (vi) Buy or continue to hold securities of a company if the Fund's Directors or officers or certain others who own more than .5 of 1% of the shares of that company own in the aggregate more than 5% of the shares of that company;

 (vii) Participate on a joint, or a joint and several, basis in any trading account in any securities;

(viii) Sell securities short or buy securities on margin; also, the Fund may not engage in arbitrage transactions; however, the Fund may make margin deposits in connection with any of the financial instruments it is permitted to buy or sell in accordance with any other fundamental policies;

  (ix) Engage in the underwriting of securities, except to the extent it may be deemed to be an underwriter in connection with the sale of restricted securities; however, the Fund will not purchase restricted securities if as a result of such purchase more than 10% of its assets would be invested in such securities;

   (x) Borrow for investment purposes, that is, to purchase securities or mortgage or pledge any of its assets; this does not prohibit the escrow arrangements contemplated by the writing of covered call options. The Fund may borrow money from banks as a temporary measure or for extraordinary or emergency purposes but only up to 5% of its total assets;

  (xi) Make loans other than certain limited types of loans; the Fund may buy debt securities which have been sold to the public; it may also buy other obligations customarily acquired by institutional investors; this can be considered to be making loans. The Fund may also enter into repurchase agreements (see "Repurchase Agreements" above) and lend its securities (see "Lending Securities" above).

Portfolio Turnover

     A portfolio turnover rate is, in general, the percentage computed by taking the lesser of purchases or sales of portfolio securities for a year and dividing it by the monthly average of the market value of such securities during the year, excluding certain short-term securities. The Fund's turnover rate may vary greatly from year to year as well as within a particular year and may be affected by cash requirements for the redemption of its shares.

        The Fund's portfolio turnover rate for the fiscal years ended September 30, 1995 and 1994 was 26.82% and 47.05%, respectively.

                    INVESTMENT MANAGEMENT AND OTHER SERVICES

The Management Agreement

        The Fund has an Investment Management Agreement (the "Management Agreement") with Waddell & Reed, Inc. On January 8, 1992, subject to the authority of the Fund's Board of Directors, Waddell & Reed, Inc. assigned the Management Agreement and all related investment management duties (and related professional staff) to WRIMCO, a wholly-owned subsidiary of Waddell & Reed, Inc. Under the Management Agreement, WRIMCO is employed to supervise the investments of the Fund and provide investment advice to the Fund. The address of WRIMCO and Waddell & Reed, Inc. is 6300 Lamar Avenue, P.O. Box 29217, Shawnee Mission, Kansas 66201-9217. Waddell & Reed, Inc. is the Fund's underwriter.

     The Management Agreement permits Waddell & Reed, Inc. or an affiliate of Waddell & Reed, Inc. to enter into a separate agreement for transfer agency services ("Shareholder Servicing Agreement") and a separate agreement for accounting services ("Accounting Services Agreement") with the Fund. The Management Agreement contains detailed provisions as to the matters to be considered by the Fund's Board of Directors prior to approving any Shareholder Servicing Agreement or Accounting Services Agreement.

Torchmark Corporation and United Investors Management Company

        WRIMCO is a wholly-owned subsidiary of Waddell & Reed, Inc. Waddell & Reed, Inc. is a wholly-owned subsidiary of Waddell & Reed Financial Services, Inc., a holding company. Waddell & Reed Financial Services, Inc. is a wholly-owned subsidiary of United Investors Management Company. United Investors Management Company is a wholly-owned subsidiary of Torchmark Corporation. Torchmark Corporation is a publicly held company. The address of Torchmark Corporation and United Investors Management Company is 2001 Third Avenue South, Birmingham, Alabama 35233.

     Waddell & Reed, Inc. and its predecessors served as investment manager to each of the registered investment companies in the United Group of Mutual Funds, except United Asset Strategy Fund, Inc., since 1940 or the company's inception date, whichever was later, and to TMK/United Funds, Inc. since that fund's inception, until January 8, 1992 when it assigned its duties as investment manager for these funds (and the related professional staff) to WRIMCO. WRIMCO has also served as investment manager for Waddell & Reed Funds, Inc. since its inception in September 1992 and United Asset Strategy Fund, Inc. since it commenced operations in March 1995. Waddell & Reed, Inc. serves as principal underwriter for the investment companies in the United Group of Mutual Funds and Waddell & Reed Funds, Inc. and serves as distributor for TMK/United Funds, Inc.

Shareholder Services

        Under the Shareholder Servicing Agreement entered into between the Fund and Waddell & Reed Services Company (the "Agent"), a subsidiary of Waddell & Reed, Inc., the Agent performs shareholder servicing functions, including the maintenance of shareholder accounts, the issuance, transfer and redemption of shares, distribution of dividends and payment of redemptions, the furnishing of related information to the Fund and handling of shareholder inquiries. A new Shareholder Servicing Agreement, or amendments to the existing one, may be approved by the Fund's Board of Directors without shareholder approval.

Accounting Services

        Under the Accounting Services Agreement entered into between the Fund and the Agent, the Agent provides the Fund with bookkeeping and accounting services and assistance, including maintenance of the Fund's records, pricing of the Fund's shares, and preparation of prospectuses for existing shareholders, proxy statements and certain reports. A new Accounting Services Agreement, or amendments to an existing one, may be approved by the Fund's Board of Directors without shareholder approval.

Payments by the Fund for Management, Accounting and Shareholder Services

        Under the Management Agreement, for WRIMCO's management services, the Fund pays WRIMCO a fee as described in the Prospectus. The management fees paid by the Fund to WRIMCO during the Fund's fiscal years ended September 30, 1995, 1994 and 1993 were $2,021,032, $2,157,608, and $2,062,352, respectively.

     For purposes of calculating the daily fee the Fund does not include money owed to it by Waddell & Reed, Inc. for shares which it has sold but not yet paid the Fund. The Fund accrues and pays this fee daily.

     Under the Shareholder Servicing Agreement, the Fund pays the Agent a monthly fee of $1.0208 for each shareholder account that was in existence at any time during the prior month, plus $0.30 for each account on which a dividend or distribution, of cash or shares, had a record date in that month. For Class Y shares, the Fund pays the Agent a monthly fee equal to one-twelfth of .15 of 1% of the average daily net assets of that class for the preceding month. The Fund also pays certain out-of-pocket expenses of the Agent, including long distance telephone communications costs; microfilm and storage costs for certain documents; forms, printing and mailing costs; and costs of legal and special services not provided by Waddell & Reed, Inc., WRIMCO or the Agent.

     Under the Accounting Services Agreement, the Fund pays the Agent a monthly fee of one-twelfth of the annual fee shown in the following table.

                            Accounting Services Fee

                  Average
               Net Asset Level                Annual Fee
          (all dollars in millions)      Rate for Each Level
          -------------------------      -------------------

          From $    0 to $   10              $      0
          From $   10 to $   25              $ 10,000
          From $   25 to $   50              $ 20,000
          From $   50 to $  100              $ 30,000
          From $  100 to $  200              $ 40,000
          From $  200 to $  350              $ 50,000
          From $  350 to $  550              $ 60,000
          From $  550 to $  750              $ 70,000
          From $  750 to $1,000              $ 85,000
               $1,000 and Over               $100,000

     Fees paid to the Agent for the fiscal years ended September 30, 1995,1994 and 1993 were $57,500, $60,000 and $56,667, respectively.

     The State of California imposes limits on the amount of certain expenses the Fund can pay by requiring WRIMCO to reduce its fee to the extent any included expenses exceed 2.5% of the Fund's first $30 million of average net assets, 2% of the next $70 million of average net assets and 1.5% of any remaining average net assets during a fiscal year. The limit does not include interest, taxes, brokerage commissions and extraordinary expenses such as litigation that usually do not arise in the normal operations of a mutual fund. The Fund's other expenses, including its management fee, are included. The Fund will notify shareholders of any change in the limitation.

     Since the Fund pays a management fee for investment supervision and an accounting services fee for accounting services as discussed above, WRIMCO and the Agent, respectively, pay all of their own expenses in providing these services. Amounts paid by the Fund under the Shareholder Servicing Agreement are described above. Waddell & Reed, Inc. and affiliates pay the Fund's Directors and officers who are affiliated with WRIMCO and its affiliates. The Fund pays the fees and expenses of the Fund's other Directors.

     Waddell & Reed, Inc., under an agreement separate from the Management Agreement, Shareholder Servicing Agreement and Accounting Services Agreement, acts as the Fund's underwriter, i.e., sells its shares on a continuous basis. Waddell & Reed, Inc. is not required to sell any particular number of shares and thus sells shares only for purchase orders received. Under this agreement, WRIMCO pays the costs of sales literature, including the costs of shareholder reports used as sales literature, and the costs of printing the prospectus furnished to it by the Fund. The aggregate dollar amount of underwriting commissions for Class A shares for the fiscal years ended September 30, 1995, 1994 and 1993 were $1,064,115, $1,437,569 and $1,766,782, respectively. The amounts retained by WRIMCO for the same periods were $457,023, $633,769 and $775,731, respectively.

     A major portion of the sales charge for Class A shares is paid to account representatives and managers of Waddell & Reed, Inc. Waddell & Reed, Inc. may compensate its account representatives as to purchases for which there is no sales charge.

     The Fund pays all of its other expenses. These include the costs of materials sent to shareholders, audit and outside legal fees, taxes, brokerage commissions, interest, insurance premiums, custodian fees, fees payable by the Fund under Federal or other securities laws and to the Investment Company Institute and nonrecurring and extraordinary expenses, including litigation and indemnification relating to litigation.

        Under a Service Plan for Class A shares (the "Plan") adopted by the Fund pursuant to Rule 12b-1 under the 1940 Act, the Fund may pay Waddell & Reed, Inc., the principal underwriter for the Fund, a fee not to exceed .25% of the Fund's average annual net assets attributable to Class A shares, paid monthly, to reimburse Waddell & Reed, Inc. for its costs and expenses in connection with the provision of personal services to Class A shareholders of the Fund and/or maintenance of Class A shareholder accounts.

     The Plan and a related Service Agreement between the Fund and Waddell & Reed, Inc. contemplate that Waddell & Reed, Inc. may be reimbursed for amounts it expends in compensating, training and supporting registered account representatives, sales managers and/or other appropriate personnel in providing personal services to Class A shareholders of the Fund and/or maintaining Class A shareholder accounts; increasing services provided to Class A shareholders of the Fund by office personnel located at field sales offices; engaging in other activities useful in providing personal service to Class A shareholders of the Fund and/or maintenance of Class A shareholder accounts; and in compensating broker-dealers, and other third parties, who may regularly sell Class A shares of the Fund, and other third parties, for providing shareholder services and/or maintaining shareholder accounts with respect to Class A shares. Service fees in the amount of $398,763 were paid (or accrued) by the Fund with respect to Class A shares for the fiscal year ended September 30, 1995.

     The Plan and the Service Agreement were approved by the Fund's Board of Directors, including the Directors who are not interested persons of the Fund and who have no direct or indirect financial interest in the operations of the Plan or any agreement referred to in the Plan (hereafter, the "Plan Directors"). The Plan was also approved by the affected shareholders of the Fund.

     Among other things, the Plan provides that (i) Waddell & Reed, Inc. will provide to the Directors of the Fund at least quarterly, and the Directors will review, a report of amounts expended under the Plan and the purposes for which such expenditures were made, (ii) the Plan will continue in effect only so long as it is approved at least annually, and any material amendments thereto will be effective only if approved, by the Directors including the Plan Directors acting in person at a meeting called for that purpose, (iii) amounts to be paid by the Fund under the Plan may not be materially increased without the vote of the holders of a majority of the outstanding Class A shares of the Fund, and
(iv) while the Plan remains in effect, the selection and nomination of the Directors who are Plan Directors will be committed to the discretion of the Plan Directors.

Custodial and Auditing Services

        The Fund's Custodian is UMB Bank, n.a., Kansas City, Missouri. In general, the Custodian is responsible for holding the Fund's cash and securities. If Fund assets are held in foreign countries, the Fund will comply with Rule 17f-5 of the 1940 Act. Price Waterhouse LLP, Kansas City, Missouri, the Fund's independent accountants, audits the Fund's financial statements.

                   PURCHASE, REDEMPTION AND PRICING OF SHARES

Determination of Offering Price

        The net asset value of each Class of the shares of the Fund is the value of the assets of that Class, less the liabilities of that Class, divided by the total number of outstanding shares of that Class.

     Class A shares of the Fund are sold at their next determined net asset value plus the sales charge described in the Prospectus. The price makeup as of September 30, 1995 was as follows:

     Net asset value per Class A share (Class A net assets divided
       by Class A shares outstanding) ............   $4.03
     Add:  selling commission (5.75% of offering
       price) ....................................     .25
                                                     -----
     Maximum offering price per Class A share (Class A net asset
       value divided by 94.25%) ..................   $4.28
                                                     =====

     The offering price of a Class A share is its net asset value next determined following acceptance of a purchase order plus the sales charge. The offering price of a Class Y share is its net asset value next determined following acceptance of a purchase order. The number of shares you receive for your purchase depends on the next offering price after Waddell & Reed, Inc. receives and accepts your order at its principal business office at the address shown on the cover of this SAI. You will be sent a confirmation after your purchase which will indicate how many shares you have purchased. Shares are normally issued for cash only.

     Waddell & Reed, Inc. need not accept any purchase order, and it or the Fund may determine to discontinue offering Fund shares for purchase.

        The net asset value and offering price per share are computed once on each day that the NYSE is open for trading as of the later of the close of the regular session of the NYSE (ordinarily 4:00 p.m. Eastern time) or of the close of the regular session of any domestic securities or commodities exchange on which an option or future held by the Fund is traded. The NYSE annually announces the days on which it will not be open for trading. The most recent announcement indicates that the NYSE will not be open on the following days:
New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. However, it is possible that the NYSE may close on other days. The net asset value will change every business day, since the value of the assets and the number of shares outstanding change every day.

     The securities in the portfolio of the Fund, except as otherwise noted, that are listed or traded on a stock exchange, are valued on the basis of the last sale on that day or, lacking any sales, at a price that is the mean between the closing bid and asked prices. Other securities that are traded over-the-counter are priced using Nasdaq (National Association of Securities Dealers Automated Quotations), which provides information on bid and asked prices quoted by major dealers in such stocks. Bonds, other than convertible bonds, are valued using a pricing system provided by a major dealer in bonds. Convertible bonds are valued using this pricing system only on days when there is no sale reported. Short-term debt securities and other assets are valued at amortized cost, which approximates market. When market quotations are not readily available, securities and other assets are valued at fair value as determined in good faith under procedures established by and under the general supervision and responsibility of the Board of Directors.

     Options and futures purchased and held by the Fund are valued at the last sales price thereof on the securities or commodities exchanges on which they are traded, or, if there are no transactions, at the mean between bid and asked prices. Ordinarily, the close of the regular session for option trading on national securities exchanges is 4:10 p.m. Eastern time and the close of the regular session of commodities exchanges is 4:15 p.m. Eastern time. Futures contracts will be valued by reference to established futures exchanges. The value of a futures contract purchased by the Fund will be either the closing purchase price of the contract or the bid price. Conversely, the value of a futures contract sold by the Fund will be either the closing price or the asked price.

        When the Fund writes a put or call, an amount equal to the premium received is included in the Fund's Statement of Assets and Liabilities as an asset, and an equivalent deferred credit is included in the liability section. The deferred credit is "marked-to-market" (that is, treated as sold for its fair market value) to reflect the current market value of the put or call. If a call the Fund wrote is exercised, the proceeds received on the sale of the related investment are increased by the amount of the premium the Fund received. If the Fund exercised a call it purchased, the amount paid to purchase the related investment is increased by the amount of the premium paid. If a put written by the Fund is exercised, the amount that the Fund pays to purchase the related investment is decreased by the amount of the premium it received. If the Fund exercises a put it purchased, the amount received from the sale of the related investment is reduced by the amount of the premium it paid. If a put or call written by the Fund expires, it has a gain in the amount of the premium; if it enters into a closing purchase transaction, it will have a gain or loss depending on whether the premium was more or less than the cost of the closing transaction.

     Foreign currency exchange rates are generally determined prior to the close of trading of the regular session of the NYSE. Occasionally events affecting the value of foreign investments and such exchange rates occur between the time at which they are determined and the close of the regular session of trading on the NYSE, which events will not be reflected in a computation of the Fund's net asset value on that day. If events materially affecting the value of such investments or currency exchange rates occur during such time period, investments will be valued at their fair value as determined in good faith by or under the direction of the Board of Directors. The foreign currency exchange transactions of the Fund conducted on a spot (i.e., cash) basis are valued at the spot rate for purchasing or selling currency prevailing on the foreign exchange market. This rate under normal market conditions differs from the prevailing exchange rate in an amount generally less than one-tenth of one percent due to the costs of converting from one currency to another.

     Optional delivery standby commitments are valued at fair value under the general supervision and responsibility of the Fund's Board of Directors. They are accounted for in the same manner as exchange-listed puts.

Minimum Initial and Subsequent Investments

        For Class A shares, initial investments must be at least $500 with the exceptions described in this paragraph. A $100 minimum initial investment pertains to certain exchanges of shares from another fund in the United Group. A $50 minimum initial investment pertains to purchases for certain retirement plan accounts and to accounts for which an investor has arranged, at the time of initial investment, to make subsequent purchases for the account by having regular monthly withdrawals of $25 or more made from a bank account. A $50 minimum initial investment also pertains to accounts for which an investor has arranged, at the time of initial investment, to make subsequent purchases for the account by having regular monthly withdrawals of $25 or more made from a bank account. A minimum initial investment of $25 is applicable to purchases made through payroll deduction for or by employees of WRIMCO, Waddell & Reed, Inc., their affiliates or certain retirement plan accounts. Except with respect to certain exchanges and automatic withdrawals from a bank account, a shareholder may make subsequent investments of any amount. See "Exchanges for Shares of Other Funds in the United Group."

     For Class Y shares, investments by government entities or authorities or by corporations must total at least $10 million within the first twelve months after initial investment. There is no initial investment minimum for other Class Y investors.

Reduced Sales Charges

   Account Grouping (Applicable to Class A Shares Only)

     Large purchases of Class A shares are subject to lower sales charges. The schedule of sales charges appears in the Prospectus for Class A shares. For the purpose of taking advantage of the lower sales charges available for large purchases, a purchase in any of categories 1 through 7 listed below made by an individual or deemed to be made by an individual may be grouped with purchases in any other of these categories.

1. Purchases by an individual for his or her own account (includes purchases under the United Funds Revocable Trust Form);

2. Purchases by that individual's spouse purchasing for his or her own account (includes United Funds Revocable Trust Form of spouse);

3.   Purchases by that individual or his or her spouse in their joint account;

4. Purchases by that individual or his or her spouse for the account of their child under age 21;

5. Purchase by any custodian for the child of that individual or spouse in a Uniform Gift to Minors Act ("UGMA") or Uniform Transfers to Minors Act account;

6. Purchases by that individual or his or her spouse for his or her Individual Retirement Account ("IRA"), Section 457 of the Internal Revenue Code of 1986, as amended (the "Code") salary reduction plan account provided that such purchases are subject to a sales charge (see "Net Asset Value Purchases"), tax sheltered annuity account ("T.S.A.") or Keogh plan account, provided that the individual and spouse are the only participants in the Keogh plan; and

7. Purchases by a trustee under a trust where that individual or his or her spouse is the settlor (the person who establishes the trust).

     Examples:

     A. Grandmother opens an UGMA account for grandson A; Grandmother has an account in her own name; A's father has an account in his own name; the UGMA account may be grouped with A's father's account but may not be grouped with Grandmother's account;

     B. H establishes a trust naming his children as beneficiaries and appointing himself and his bank as co-trustees; a purchase made in the trust account is eligible for grouping with an IRA account of W, H's wife;

     C. H's will provides for the establishment of a trust for the benefit of his minor children upon H's death; his bank is named as trustee; upon H's death, an account is established in the name of the bank, as trustee; a purchase in the account may be grouped with an account held by H's wife in her own name.

     D. X establishes a trust naming herself as trustee and R, her son, as successor trustee and R and S as beneficiaries; upon X's death, the account is transferred to R as trustee; a purchase in the account may not be grouped with R's individual account. If X's spouse, Y, was successor trustee, this purchase could be grouped with Y's individual account.

        All purchases of Class A shares made for a participant in a multi-participant Keogh plan may be grouped only with other purchases made under the same plan; a multi-participant Keogh plan is defined as a plan in which there is more than one participant where one or more of the participants is other than the spouse of the owner/employer.

Example A: H has established a Keogh plan; he and his wife W are the only participants in the plan; they may group their purchases made under the plan with any purchases in categories 1 through 7 above.

Example B: H has established a Keogh plan; his wife, W, is a participant and they have hired one or more employees who also become participants in the plan; H and W may not combine any purchases made under the plan with any purchases in categories 1 through 7 above; however, all purchases made under the plan for H, W or any other employee will be combined.

        All purchases of Class A shares made under a "qualified" employee benefit plan of an incorporated business will be grouped. A "qualified" employee benefit plan is established pursuant to Section 401 of the Code. All qualified employee benefit plans of any one employer or affiliated employers will also be grouped. An affiliate is defined as an employer that directly, or indirectly, controls or is controlled by or is under control with another employer.

Example: Corporation X sets up a defined benefit plan; its subsidiary, Corporation Y, sets up a 401(k) plan; all contributions made under both plans will be grouped.

        All purchases of Class A shares made under a simplified employee pension plan ("SEP"), payroll deduction plan or similar arrangement adopted by an employer or affiliated employers (as defined above) may be grouped provided that the employer elects to have all such purchases grouped at the time the plan is set up. If the employer does not make such an election, the purchases made by individual employees under the plan may be grouped with the other accounts of the individual employees described above in "Account Grouping."

     Account grouping as described above is available under the following circumstances.

One-time Purchases

        A one-time purchase of Class A shares in accounts eligible for grouping may be combined for purposes of determining the availability of a reduced sales charge. In order for an eligible purchase to be grouped, the investor must advise Waddell & Reed, Inc. at the time the purchase is made that it is eligible for grouping and identify the accounts with which it may be grouped.

Example: H and W open an account in the Fund and invest $75,000; at the same time, H's parents open up three UGMA accounts for H and W's three minor children and invest $10,000 in each child's name; the combined purchase of $105,000 of Class A shares is subject to a reduced sales load of 4.75% provided that Waddell & Reed, Inc. is advised that the purchases are entitled to grouping.

Rights of Accumulation

        If Class A shares are held in any account and an additional purchase is made in that account or in any account eligible for grouping with that account, the additional purchase is combined with the net asset value of the existing account as of the date the new purchase is accepted by Waddell & Reed, Inc. for the purpose of determining the availability of a reduced sales charge.

Example: H is a current Class A shareholder who invested in the Fund three years ago. His account has a net asset value of $80,000. His wife, W, now wishes to invest $20,000 in Class A shares of the Fund. W's purchase will be combined with H's existing account and will be entitled to a reduced sales charge of 4.75%. H's original purchase was subject to a full sales charge and the reduced charge does not apply retroactively to that purchase.

     In order to be entitled to rights of accumulation, the purchaser must inform Waddell & Reed, Inc. that the purchaser is entitled to a reduced charge and provide Waddell & Reed, Inc. with the name and number of the existing account with which the purchase may be combined.

     If a purchaser holds shares which have been purchased under a contractual plan, the shares held under the plan may be combined with the additional purchase only if the contractual plan has been completed.

Statement of Intention

        The benefit of a reduced sales charge for larger purchases of Class A shares is also available under a Statement of Intention. By signing a Statement of Intention form, which is available from Waddell & Reed, Inc., the purchaser indicates an intention to invest, over a 13-month period, a dollar amount which is sufficient to qualify for a reduced sales charge. The 13-month period begins on the date the first purchase made under the Statement is accepted by Waddell & Reed, Inc. Each purchase made from time to time under the Statement of Intention is treated as if the purchaser were buying at one time the total amount which he or she intends to invest. The sales charge applicable to all purchases of Class A shares made under the terms of the Statement of Intention will be the sales charge in effect on the beginning date of the 13-month period.

     In determining the amount which the purchaser must invest in order to qualify for a reduced sales charge under a Statement of Intention, the investor's Rights of Accumulation (see above) will be taken into account; that is, Class A shares already held in the same account in which the purchase is being made or in any account eligible for grouping with that account, as described above, will be included.

Example: H signs a Statement of Intention indicating his intent to invest in his own name a dollar amount sufficient to entitle him to purchase Class A shares at the sales charge applicable to a purchase of $100,000. H has an IRA account and the Class A shares held under the IRA in the Fund have a net asset value as of the date the Statement is accepted by Waddell & Reed, Inc. of $15,000; H's wife, W, has an account in her own name invested in another fund in the United Group which charges the same sales load as the Fund, with a net asset value as of the date of acceptance of the Statement of Intention of $10,000; H needs to invest $75,000 in Class A shares over the 13-month period in order to qualify for the reduced sales load applicable to a purchase of $100,000.

     A copy of the Statement of Intention signed by a purchaser will be returned to the purchaser after it is accepted by Waddell & Reed, Inc. and will set forth the dollar amount of Class A shares which must be purchased within the 13-month period in order to qualify for the reduced sales charge.

     If a purchaser holds shares which have been purchased under a contractual plan, the shares held under the plan will be taken into account in determining the amount which must be invested under the Statement of Intention only if the contractual plan has been completed.

     The minimum initial investment under a Statement of Intention is 5% of the dollar amount which must be invested under the Statement. An amount equal to 5% of the purchase required under the Statement of Intention will be held "in escrow." If a purchaser does not, during the period covered by the Statement of Intention, invest the amount required to qualify for the reduced sales charge under the terms of the Statement of Intention, he or she will be responsible for payment of the sales charge applicable to the amount actually invested. The additional sales charge owed on purchases of Class A shares made under a Statement of Intention which is not completed will be collected by redeeming part of the shares purchased under the Statement of Intention and held "in escrow" unless the purchaser makes payment of this amount to Waddell & Reed, Inc. within 20 days of Waddell & Reed, Inc.'s request for payment.

     If the actual amount invested is higher than the amount an investor intends to invest, and is large enough to qualify for a sales charge lower than that available under the Statement of Intention, the lower sales charge will apply.

        A Statement of Intention does not bind the purchaser to buy, or Waddell & Reed, Inc. to sell, the shares covered by the Statement of Intention.

     With respect to Statements of Intention for $2,000,000 or purchases otherwise qualifying for no sales charge under the terms of the Statement of Intention, the initial investment must be at least $200,000, and the value of any shares redeemed during the 13-month period which were acquired under the Statement of Intention will be deducted in computing the aggregate purchases under the Statement of Intention.

     Statements of Intention are not available for purchases made under a SEP plan where the employer has elected to have all purchases under the SEP grouped.

Other Funds in the United Group

        Reduced sales charges for larger purchases of Class A shares apply to purchases of any of the funds in the United Group which are subject to a sales charge. A purchase of, or shares held, in any of the funds in the United Group which are subject to the same sales charge as the Fund will be treated as an investment in the Fund for the purpose of determining the applicable sales charge. The following funds in the United Group have shares that are subject to a maximum 5.75% ("full") sales charge as described in the prospectus of each
Fund: United Funds, Inc., United International Growth Fund, Inc., United Continental Income Fund, Inc., United Vanguard Fund, Inc., United Retirement Shares, Inc., United High Income Fund, Inc., United New Concepts Fund, Inc., United Gold & Government Fund, Inc., United Asset Strategy Fund, Inc. and United High Income Fund II, Inc. The following funds in the United Group have shares that are subject to a "reduced" sales charge as described in the prospectus of each fund: United Municipal Bond Fund, Inc., United Government Securities Fund, Inc. and United Municipal High Income Fund, Inc. For the purposes of obtaining the lower sales charge which applies to large purchases, purchases in a fund in the United Group of shares that are subject to a full sales charge may not be grouped with purchases of shares in a fund in the United Group that are subject to a reduced sales charge; conversely, purchases of shares in a fund with a reduced sales charge may not be grouped or combined with purchases of shares of a fund that are subject to a full sales charge.

     United Cash Management, Inc. is not subject to a sales charge. Purchases in that fund are not eligible for grouping with purchases in any other fund.

   Net Asset Value Purchases of Class A Shares

     As stated in the Prospectus, Class A shares of the Fund may be purchased at net asset value by the Directors and officers of the Fund, employees of Waddell & Reed, Inc., employees of their affiliates, account representatives of Waddell & Reed, Inc. and the spouse, children, parents, children's spouses and spouse's parents of each such Director, officer, employee and account representative. "Child" includes stepchild; "parent" includes stepparent. Purchases of Class A shares in an IRA sponsored by Waddell & Reed, Inc. established for any of these eligible purchasers may also be at net asset value. Purchases in any tax qualified retirement plan under which the eligible purchaser is the sole participant may also be made at net asset value. Trusts under which the grantor and the trustee or a co-trustee are each an eligible purchaser are also eligible for net asset value purchases of Class A shares. "Employees" includes retired employees. A retired employee is an individual separated from service from Waddell & Reed, Inc. or affiliated companies with a vested interest in any Employee Benefit Plan sponsored by Waddell & Reed, Inc. or its affiliated companies. "Account representatives" includes retired account representatives. A "retired account representative" is any account representative who was, at the time of separation from service from Waddell & Reed, Inc., a Senior Account Representative. A custodian under the UGMA or UTMA purchasing for the child or grandchild of any employee or account representative may purchase Class A shares at net asset value whether or not the custodian himself is an eligible purchaser.

     Purchases of Class A shares in a 401(k) plan having 100 or more eligible employees and purchases of Class A shares in a 457 plan having 100 or more eligible employees may be made at net asset value.

Reasons for Differences in Public Offering Price of Class A Shares

     As described herein and in the Prospectus, there are a number of instances in which the Fund's Class A shares are sold or issued on a basis other than the maximum public offering price, that is, the net asset value plus the highest sales charge. Some of these relate to lower or eliminated sales charges for larger purchases of Class A shares, whether made at one time or over a period of time as under a Statement of Intention or right of accumulation. See the table of sales charges in the Prospectus. The reasons for these quantity discounts are, in general, that (i) they are traditional and have long been permitted in the industry and are therefore necessary to meet competition as to sales of shares of other funds having such discounts; (ii) certain quantity discounts are required by rules of the National Association of Securities Dealers, Inc. (as are elimination of sales charges on the reinvestment of dividends and distributions); and (iii) they are designed to avoid an unduly large dollar amount of sales charge on substantial purchases in view of reduced selling expenses. Quantity discounts are made available to certain related persons for reasons of family unity and to provide a benefit to tax-exempt plans and organizations.

     The reasons for the other instances in which there are reduced or eliminated sales charges for Class A shares are as follows. Exchanges at net asset value are permitted because a sales charge has already been paid on the shares exchanged. Sales of Class A shares without sales charge are permitted to Directors, officers and certain others due to reduced or eliminated selling expenses and since such sales may aid in the development of a sound employee organization, encourage incentive, responsibility and interest in the United Group and an identification with its aims and policies. Limited reinvestments of redemptions of Class A shares at no sales charge are permitted to attempt to protect against mistaken or not fully informed redemption decisions. Class A shares may be issued at no sales charge in plans of reorganization due to reduced or eliminated sales expenses and since, in some cases, such issuance is exempted by the 1940 Act from the otherwise applicable restrictions as to what sales charge must be imposed. In no case in which there is a reduced or eliminated sales charge are the interests of existing shareholders adversely affected since, in each case, the Fund receives the net asset value per share of all shares sold or issued.

Flexible Withdrawal Service for Class A Shareholders

     If you qualify, you may arrange to receive regular monthly, quarterly, semiannual or annual payments by redeeming Class A shares on a regular basis through the Flexible Withdrawal Service (the "Service"). The Service is available not only for Class A shares of the Fund but also for corresponding shares of any of the funds in the United Group. It would be a disadvantage to an investor to make additional purchases of Class A shares while a withdrawal program is in effect as this would result in duplication of sales charges.

     To qualify for the Service, you must have invested at least $10,000 in Class A or corresponding shares which you still own of any of the funds in the United Group; or, you must own Class A or corresponding shares having a value of at least $10,000. The value for this purpose is not the net asset value but the value at the offering price, i.e., the net asset value plus the sales charge.

     To start the Service, you must fill out a form (available from Waddell & Reed, Inc.), advising Waddell & Reed, Inc. how you want your shares redeemed to make the payments. You have three choices:

     First. To get a monthly, quarterly, semiannual or annual payment of $50 or more;

     Second. To get a monthly payment, which will change each month, equal to one-twelfth of a percentage of the value of the shares in the Account; you fix the percentage; or

     Third. To get a monthly or quarterly payment, which will change each month or quarter, by redeeming a fixed number of shares (at least five shares).

     Shares are redeemed on the 20th day of the month in which the payment is to be made, or on the prior business day if the 20th is not a business day. Payments are made within five days of the redemption.

        Retirement plan accounts may be subject to a fee imposed by the plan custodian for use of their service.

     If you have a share certificate for the shares you want to make available for the Service, you must enclose the certificate with the form initiating the Service.

     The dividends and distributions on shares you have made available for the Service are reinvested in additional Class A shares. All payments are made by redeeming shares, which may involve a gain or loss for tax purposes. To the extent that payments exceed dividends and distributions, the number of Class A shares you own will decrease. When all of the shares in your account are redeemed, you will not receive any further payments. Thus, the payments are not an annuity or an income or return on your investment.

     You may, at any time, change the manner in which you have chosen to have shares redeemed to any of the other choices originally available to you. For example, if you started out with a $50 monthly payment, you could change to a $200 quarterly payment. You can at any time redeem part or all of the shares in your account; if you redeem all of the shares, the Service is terminated. The Fund can also terminate the Service by notifying you in writing.

     After the end of each calendar year, information on shares redeemed will be sent to you to assist you in completing your Federal income tax return.

Exchanges for Shares of Other Funds in the United Group

        Class A Share Exchanges. Once a sales charge has been paid on shares of a fund in the United Group, these shares and any shares added to them from reinvestment of dividends or distributions may be freely exchanged for corresponding shares of another fund in the United Group. The shares you exchange must be worth at least $100 or you must already own shares of the fund in the United Group into which you want to exchange.

     You may exchange corresponding shares you own in another fund in the United Group for Class A shares of the Fund without charge if (i) a sales charge was paid on these shares, or (ii) the shares were received in exchange for shares for which a sales charge was paid, or (iii) the shares were acquired from reinvestment of dividends and distributions paid on such shares. (There may have been one or more such exchanges so long as a sales charge was paid on the shares originally purchased.) Also, shares acquired without a sales charge because the purchase was $2 million or more will be treated the same as shares on which a sales charge was paid.

     United Municipal Bond Fund, Inc., United Government Securities Fund, Inc. and United Municipal High Income Fund, Inc. shares are the exceptions and special rules apply. Corresponding shares of these funds may be exchanged for Class A shares of the Fund only if (i) you have received those shares as a result of one or more exchanges of shares on which a sales charge was originally paid, or (ii) the shares have been held from the date of the original purchase for at least six months.

     Subject to the above rules regarding sales charges, you may have a specific dollar amount of corresponding shares of United Cash Management, Inc. automatically exchanged each month into Class A shares of the Fund or any other fund in the United Group. The shares of United Cash Management, Inc. which you designate for automatic exchange must be worth at least $100 or you must own Class A shares of the fund in the United Group into which you want to exchange. The minimum value of shares which you may designate for automatic exchange is $100, which may be allocated among the Class A or corresponding shares of different funds in the United Group so long as each fund receives a value of at least $25. Minimum initial investment and minimum balance requirements apply to such automatic exchange service.

     You may redeem your Class A shares of a Fund and use the proceeds to purchase Class Y shares of that Fund if you meet the criteria for purchasing Class Y shares.

     Class Y Share Exchanges. Class Y shares of a Fund may be exchanged for Class Y shares of any other fund in the United Group.

     General Exchange Information. When you exchange shares, the total shares you receive will have the same aggregate net asset value as the total shares you exchange. The relative values are those next figured after your exchange request is received in good order.

     These exchange rights and other exchange rights concerning the other funds in the United Group can in most instances be eliminated or modified at any time and any such exchange may not be accepted.

Retirement Plans

        As described in the Prospectus for Class A shares, your account may be set up as a funding vehicle for a retirement plan. For individual taxpayers meeting certain requirements, Waddell & Reed, Inc. offers prototype documents for the following retirement plans. All of these plans involve investment in shares of the Fund (or shares of certain other funds in the United Group).

     Individual Retirement Accounts (IRAs). Investors having earned income may set up a plan that is commonly called an IRA. Under an IRA, an investor can contribute each year up to 100% of his or her earned income, up to an annual maximum of $2,000. The annual maximum is $2,250 if an investor's spouse has earned income of $250 or less in a taxable year. If an investor's spouse has at least $2,000 of earned income in a taxable year, the annual maximum is $4,000 ($2,000 for each spouse). The contributions are deductible unless the investor (or, if married, either spouse) is an active participant in a qualified retirement plan or if, notwithstanding that the investor or one or both spouses so participate, their adjusted gross income does not exceed certain levels.

     An investor may also use an IRA to receive a rollover contribution which is either (a) a direct rollover from an employer's plan or (b) a rollover of an eligible distribution paid to the investor from an employer's plan or another IRA. To the extent a rollover contribution is made to an IRA, the distribution will not be subject to Federal income tax until distributed from the IRA. A direct rollover generally applies to any distribution from an employer's plan (including a custodial account under Section 403(b)(7) of the Code, but not an IRA) other than certain periodic payments, required minimum distributions and other specified distributions. In a direct rollover, the eligible rollover distribution is paid directly to the IRA, not to the investor. If, instead, an investor receives payment of an eligible rollover distribution, all or a portion of that distribution generally may be rolled over to an IRA within 60 days after receipt of the distribution. Because mandatory Federal income tax withholding applies to any eligible rollover distribution which is not paid in a direct rollover, investors should consult their tax advisers or pension consultants as to the applicable tax rules. If you already have an IRA, you may have the assets in that IRA transferred directly to an IRA offered by Waddell & Reed, Inc.

     Simplified Employee Pension (SEP) plans and Salary Reduction SEP (SARSEP) plans. Employers can make contributions to SEP-IRAs established for employees. An employer may contribute up to 15% of compensation, not to exceed $22,500, per year for each employee.

     Keogh Plans. Keogh plans, which are available to self-employed individuals, are defined contribution plans that may be either a money purchase plan or a profit sharing plan. As a general rule, an investor under a defined contribution Keogh plan can contribute each year up to 25% of his or her annual earned income, with an annual maximum of $30,000.

     457 Plans. If an investor is an employee of a state or local government or of certain types of charitable organizations, he or she may be able to enter into a deferred compensation arrangement in accordance with Section 457 of the Code.

     TSAs - Custodial Accounts and Title I Plans. If an investor is an employee of a public school system or of certain types of charitable organizations, he or she may be able to enter into a deferred compensation arrangement through a custodian account under Section 403(b) of the Code. Some organizations have adopted Title I plans, which are funded by employer contributions in addition to employee deferrals.

     401(k) Plans. With a 401(k) plan, employees can make tax-deferred contributions into a plan to which the employer may also contribute, usually on a matching basis. An employee may defer each year up to 25% of compensation, subject to certain annual maximums, which may be increased each year based on cost-of-living adjustments.

     More detailed information about these arrangements and applicable forms are available from Waddell & Reed, Inc. These plans may involve complex tax questions as to premature distributions and other matters. Investors should consult their tax adviser or pension consultant.

Redemptions

        The Prospectus gives information as to redemption procedures. Redemption payments are made within seven days unless delayed because of emergency conditions determined by the SEC, when the NYSE is closed other than for weekends or holidays, or when trading on the NYSE is restricted. Payment is made in cash, although under extraordinary conditions redemptions may be made in portfolio securities. Payment for redemption of shares of the Fund may be made in portfolio securities when the Fund's Board of Directors determines that conditions exist making cash payments undesirable. Securities used for payment of redemptions are valued at the value used in figuring net asset value. There would be brokerage costs to the redeeming shareholder in selling such securities. The Fund, however, has elected to be governed by Rule 18f-1 under the 1940 Act, pursuant to which it is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of its net asset value during any 90-day period for any one shareholder.

Reinvestment Privilege

     The Prospectus for Class A shares discusses the reinvestment privilege for Class A shares under which, if you redeem your Class A shares and then decide it was not a good idea, you may reinvest. If Class A shares of the Fund are then being offered, you can put all or part of your redemption payment back into Class A shares of the Fund without any sales charge at the net asset value next determined after you have returned the amount. Your written request to do this must be received within 30 days after your redemption request was received. You can do this only once as to Class A shares of the Fund. You do not use up this privilege by redeeming Class A shares to invest the proceeds at net asset value in a Keogh plan or an IRA.

Mandatory Redemption of Certain Small Accounts

     The Fund has the right to compel the redemption of shares held under any account or any plan if the aggregate net asset value of such shares (taken at cost or value as the Board of Directors may determine) is less than $500. The Board of Directors has no intent to compel redemptions in the foreseeable future. If it should elect to compel redemptions, shareholders who are affected will receive prior written notice and will be permitted 60 days to bring their accounts up to the minimum before this redemption is processed.



                             DIRECTORS AND OFFICERS

        The day-to-day affairs of the Fund are handled by outside organizations selected by the Board of Directors. The Board of Directors has responsibility for establishing broad corporate policies for the Fund and for overseeing overall performance of the selected experts. It has the benefit of advice and reports from independent counsel and independent auditors.

     The principal occupation during at least the past five years of each Director and officer is given below. Each of the persons listed through and including Mr. Wright is a member of the Fund's Board of Directors. The other persons are officers but not members of the Board of Directors. For purposes of this section, the term "Fund Complex" includes each of the registered investment companies in the United Group of Mutual Funds, Waddell & Reed Funds, Inc., TMK/United Funds, Inc., Torchmark Government Securities Fund, Inc. and Torchmark Insured Tax-Free Fund, Inc. Each of the Fund's Directors is also a Director of each of the other funds in the Fund Complex and each of its officers is also an officer of one or more of the funds in the Fund Complex.

RONALD K. RICHEY*
2001 Third Avenue South
Birmingham, Alabama 35233
     Chairman of the Board of Directors of the Fund and each of the other funds in the Fund Complex; Chairman of the Board of Directors of Waddell & Reed Financial Services, Inc., United Investors Management Company and United Investors Life Insurance Company; Chairman of the Board of Directors and Chief Executive Officer of Torchmark Corporation; Chairman of the Board of Directors of Vesta Insurance Group, Inc.; formerly, Chairman of the Board of Directors of Waddell & Reed, Inc. Father of Linda Graves, Director of the Fund and each of the other funds in the Fund Complex.

KEITH A. TUCKER*
     President of the Fund and each of the other funds in the Fund Complex; President, Chief Executive Officer and Director of Waddell & Reed Financial Services, Inc.; Chairman of the Board of Directors of WRIMCO, Waddell & Reed, Inc., Waddell & Reed Services Company, Waddell & Reed Asset Management Company and Torchmark Distributors, Inc., an affiliate of Waddell & Reed, Inc.; Vice Chairman of the Board of Directors, Chief Executive Officer and President of United Investors Management Company; Vice Chairman of the Board of Directors of Torchmark Corporation; Director of Southwestern Life Corporation; formerly, partner in Trivest, a private investment concern; formerly, Director of Atlantis
Group, Inc., a diversified company.

HENRY L. BELLMON
Route 1
P. O. Box 26
Red Rock, Oklahoma  74651
     Rancher; Professor, Oklahoma State University; formerly, Governor of Oklahoma; prior to his current service as Director of the funds in the United Group, TMK/United Funds, Inc., Waddell & Reed Funds, Inc., Torchmark Government Securities Fund, Inc. and Torchmark Insured Tax-Free Fund, Inc., he served in such capacity for the funds in the United Group and TMK/United Funds, Inc.

DODDS I. BUCHANAN
905 13th Street
Boulder, Colorado  80302
     Advisory Director, The Hand Companies; President, Buchanan Ranch Corp.; formerly, Senior Vice President and Director of Marketing Services, The Meyer Group of Management Consultants; formerly, Chairman, Department of Marketing, Transportation and Tourism, University of Colorado; formerly, Professor of Marketing, College of Business, University of Colorado.

JAY B. DILLINGHAM
926 Livestock Exchange Building
Kansas City, Missouri  64102
     Formerly, President and Director of Kansas City Stock Yards Company; formerly, Partner in Dillingham Farms, a farming operation.

LINDA GRAVES*
1 South West Cedar Crest Road
Topeka, Kansas 66606
     First Lady of Kansas; formerly, partner, Levy and Craig, P.C., a law firm. Daughter of Ronald K. Richey, Chairman of the Board of the Fund and each of the other funds in the Fund Complex.

JOHN F. HAYES*
335 N. Washington
P. O. Box 2977
Hutchinson, Kansas  67504-2977
     Director of Central Bank and Trust; formerly, President of Gilliland & Hayes, P.A., a law firm.

GLENDON E. JOHNSON
7300 Corporate Center Drive
P. O. Box 020270
Miami, Florida  33126-1208
     Director and Chief Executive Officer of John Alden Financial Corporation and subsidiaries.

JAMES B. JUDD
No. 1 Ward Parkway
Suite 138
Kansas City, Missouri 64112
     Retired; formerly, partner, KPMG Peat Marwick. A petition relating to Mr. Judd's property was filed under the Federal bankruptcy laws and is now final.

WILLIAM T. MORGAN*
1799 Westridge Road
Los Angeles, California 90049
     Retired; formerly, Chairman of the Board of Directors and President of the Fund and each fund in the Fund Complex then in existence. (Mr. Morgan retired as Chairman of the Board of Directors and President of the funds in the Fund Complex then in existence on April 30, 1993); formerly, President, Director and Chief Executive Officer of WRIMCO and Waddell & Reed, Inc.; formerly, Chairman of the Board of Directors of Waddell & Reed Services Company; formerly, Director of Waddell & Reed Asset Management Company, United Investors Management Company and United Investors Life Insurance Company, affiliates of Waddell & Reed, Inc.

DOYLE PATTERSON
1030 West 56th Street
Kansas City, Missouri  64113
     Associated with Republic Real Estate, engaged in real estate management and investment; formerly, Director of The Vendo Company, a manufacturer and distributor of vending machines.

ELEANOR B. SCHWARTZ
5100 Rockhill Road
Kansas City, Missouri 64113
     Chancellor, University of Missouri-Kansas City; formerly, Interim Chancellor, University of Missouri-Kansas City; formerly, Vice Chancellor for Academic Affairs, University of Missouri-Kansas City.

FREDERICK VOGEL III
1805 West Bradley Road
Milwaukee, Wisconsin  53217
     Retired.

PAUL S. WISE
P. O. Box 5248
8648 Silver Saddle Drive
Carefree, Arizona  85377
     Director of Potash Corporation of Saskatchewan.

LESLIE S. WRIGHT
2302 Brookshire Place
Birmingham, Alabama  35213
     Chancellor of Samford University; formerly, Director of City Federal Savings and Loan Association; formerly, President of Samford University.

Robert L. Hechler
     Vice President and Principal Financial Officer of the Fund and each of the other funds in the Fund Complex; Vice President, Chief Operations Officer, Director and Treasurer of Waddell & Reed Financial Services, Inc.; Executive Vice President, Principal Financial Officer, Director and Treasurer of WRIMCO; President, Chief Executive Officer, Principal Financial Officer, Director and Treasurer of Waddell & Reed, Inc.; Director and Treasurer of Waddell & Reed Asset Management Company; President, Director and Treasurer of Waddell & Reed Services Company; Vice President, Treasurer and Director of Torchmark Distributors, Inc.

Henry J. Herrmann
     Vice President of the Fund and each of the other funds in the Fund Complex; Vice President, Chief Investment Officer and Director of Waddell & Reed Financial Services, Inc.; Director of Waddell & Reed, Inc.; President, Chief Executive Officer, Chief Investment Officer and Director of WRIMCO and Waddell & Reed Asset Management Company; Senior Vice President and Chief Investment Officer of United Investors Management Company.

Theodore W. Howard
     Vice President, Treasurer and Principal Accounting Officer of the Fund and each of the other funds in the Fund Complex; Vice President of Waddell & Reed Services Company.

Sharon K. Pappas
     Vice President, Secretary and General Counsel of the Fund and each of the other funds in the Fund Complex; Vice President, Secretary and General Counsel of Waddell & Reed Financial Services, Inc.; Senior Vice President, Secretary and General Counsel of WRIMCO and Waddell & Reed, Inc.; Senior Vice President, Secretary and General Counsel of Waddell & Reed Services Company; Secretary and General Counsel of Waddell & Reed Asset Management Company; Vice President, Secretary and General Counsel of Torchmark Distributors, Inc.; formerly, Assistant General Counsel of WRIMCO, Waddell & Reed Financial Services, Inc., Waddell & Reed, Inc., Waddell & Reed Asset Management Company and Waddell & Reed Services Company.

John M. Holliday
     Vice President of the Fund and eight other funds in the Fund Complex; Senior Vice President of WRIMCO; Senior Vice President of Waddell & Reed Asset Management Company; formerly, Senior Vice President of Waddell & Reed, Inc.

Louise D. Rieke
     Vice President of the Fund and two other funds in the Fund Complex; Vice President of WRIMCO; Vice President of Waddell & Reed Asset Management Company; formerly, Vice President of Waddell & Reed, Inc.

Carl E. Sturgeon
     Vice President of the Fund and eleven other funds in the Fund Complex; Vice President of WRIMCO; formerly, Vice President of Waddell & Reed, Inc.

     The address of each person is 6300 Lamar Avenue, P.O. Box 29217, Shawnee Mission, Kansas 66201-9217 unless a different address is given.

        As of the date of this SAI, five of the Fund's Directors may be deemed to be "interested persons" as defined in the 1940 Act of its underwriter, Waddell & Reed, Inc., or of WRIMCO. The Directors who may be deemed to be "interested persons" are indicated as such by an asterisk.

     The Board of Directors has created an honorary position of Director Emeritus, which position a director may elect after resignation from the Board provided the director has attained the age of 75 and has served as a director of the funds in the United Group for a total of at least five years. A Director Emeritus receives fees in recognition of his past services whether or not services are rendered in his capacity as Director Emeritus, but has no authority or responsibility with respect to management of the Fund. Currently, no person serves as Director Emeritus.

     The funds in the United Group (with the exception of United Asset Strategy Fund, Inc.), TMK/United Funds, Inc. and Waddell & Reed Funds, Inc. pay to each Director a total of $40,000 per year, plus $1,000 for each meeting of the Board of Directors attended (prior to January 1, 1995, the fee was $500 for each meeting of the Board of Directors attended) and $500 for each committee meeting attended which is not in conjunction with a Board of Directors meeting, other than Directors who are affiliates of Waddell & Reed, Inc. The fees to the Directors who receive them are divided among the funds in the United Group (with the exception of United Asset Strategy Fund, Inc.), TMK/United Funds, Inc. and Waddell & Reed Funds, Inc. based on their relative size. During the Fund's fiscal year ended September 30, 1995, the Fund's Directors received the following fees for service as a director:

                               COMPENSATION TABLE

                                         Pension
                                      or Retirement      Total
                         Aggregate       Benefits     Compensation
                        Compensation    Accrued As     From Fund
                            From       Part of Fund     and Fund
Director                    Fund         Expenses       Complex
--------                ------------  --------------  ------------
Ronald K. Richey          $    0             $0        $     0
Keith A Tucker                 0              0              0
Henry L. Bellmon
Dodds I. Buchanan
Jay B. Dillingham
Linda Graves
John F. Hayes
Glendon E. Johnson
James B. Judd
William T. Morgan
Doyle Patterson
Eleanor B. Schwartz
Frederick Vogel III
Paul S. Wise
Leslie S. Wright

     The officers are paid by WRIMCO or its affiliates.


Shareholdings

        As of December 31,, 1995, all of the Fund's Directors and officers as a group owned less than 1% of the outstanding shares of the Fund. As of such date no person owned of record or was known by the Fund to own beneficially 5% or more of the Fund's outstanding shares.

                            PAYMENTS TO SHAREHOLDERS

General

        There are three sources for the payments the Fund makes to you as a shareholder of a class of shares of the Fund of the Fund, other than payments when you redeem your shares. The first source is the Fund's net investment income, which is derived from the dividends, interest and earned discount on the securities it holds less expenses (which will vary by class). The second source is realized capital gains, which are derived from the proceeds received from the sale of securities at a price higher than the Fund's tax basis (usually cost) in such securities; these gains can be either long-term or short-term, depending on how long the Fund has owned the securities before it sells them. The third source is net realized gains from foreign currency transactions. The payments made to shareholders from net investment income, net short-term capital gains and net realized gains from certain foreign currency transactions are called dividends. Payments, if any, from long-term capital gains are called distributions.

     The Fund pays distributions only if it has net capital gains (the excess of net long-term capital gains over net short-term capital losses). It may or may not have such gain, depending on whether or not securities are sold and at what price. If the Fund has net realized capital gains, it will ordinarily pay distributions once each year, in the latter part of the fourth calendar quarter. Even if the Fund has capital gains for a year, the Fund does not pay out the gains if it has applicable prior year losses to offset the gains.

Choices You Have on Your Dividends and Distributions

        On your application form, you can give instructions that (i) you want cash for your dividends and distributions, (ii) you want your dividends and distributions paid in shares of the same class as that with respect to which they were paid, or (iii) you want cash for your dividends and want your distributions paid in shares of the Fund of the same class as that with respect to which they were paid. You can change your instructions at any time. If you give no instructions, your dividends and distributions will be paid in shares of the Fund of the same class as that with respect to which they were paid.
All reinvestments are at net asset value without any sales charge. The net asset value used for this purpose is that computed as of the record date for the dividend or distribution, although this could be changed by the Board of Directors.

     Even if you get dividend and distributions on Class A shares in cash, you can thereafter reinvest them (or distributions only) in Class A shares of the Fund at net asset value (i.e., no sales charge) next determined after receipt by Waddell & Reed, Inc. of the amount clearly identified as a reinvestment. The reinvestment must be within 45 days after the payment.

                                     TAXES

General

     In order to continue to qualify for treatment as a regulated investment company ("RIC") under the Code, the Fund must distribute to its shareholders for each taxable year at least 90% of its investment company taxable income (consisting generally of net investment income, net short-term capital gains and net gains from certain foreign currency transactions) and must meet several additional requirements. These requirements include the following: (1) the Fund must derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of securities or foreign currencies, or other income (including gains from options, futures contracts or forward contracts) derived with respect to its business of investing in securities or those currencies ("Income Requirement"); (2) the Fund must derive less than 30% of its gross income each taxable year from the sale or other disposition of securities, or any of the following, that were held for less than three months:
(i) options, futures contracts or forward contracts or (ii) foreign currencies (or options, futures contracts or forward contracts thereon) that are not directly related to the Fund's principal business of investing in securities (or in options and futures with respect to securities) ("Short-Short Limitation"); (3) at the close of each quarter of the Fund's taxable year, at least 50% of the value of its total assets must be represented by cash and cash items, U.S. Government Securities, securities of other RICs and other securities that are limited, in respect of any one issuer, to an amount that does not exceed 5% of the value of the Fund's total assets and that does not represent more than 10% of the outstanding voting securities of the issuer; and
(4) at the close of each quarter of the Fund's taxable year, not more than 25% of the value of its total assets may be invested in securities (other than U.S. Government Securities or the securities of other RICs) of any one issuer.

     Dividends and distributions declared by the Fund in October, November or December of any year and payable to shareholders of record on a date in any of those months are deemed to have been paid by the Fund and received by you on December 31 of that year even if they are paid by the Fund during the following January. Accordingly, those dividends and distributions will be taxed to shareholders for the year in which that December 31 falls.

     If Fund shares are sold at a loss after being held for six months or less, the loss will be treated as long-term, instead of short-term, capital loss to the extent of any distributions received on those shares. Investors also should be aware that if shares are purchased shortly before the record date for a dividend or distribution, the purchaser will receive some portion of the purchase price back as a taxable dividend or distribution.

     The Fund will be subject to a nondeductible 4% excise tax ("Excise Tax") to the extent it fails to distribute by the end of any calendar year substantially all of its ordinary income for that year and capital gain net income for the one-year period ending on October 31 of that year, plus certain other amounts. It is the Fund's policy to make sufficient distributions each year to avoid imposition of the Excise Tax. The Code permits the Fund to defer into the next calendar year net capital losses incurred between each November 1 and the end of the current calendar year.

Income from Foreign Securities

     Dividends and interest received by the Fund may be subject to income, withholding or other taxes imposed by foreign countries and U.S. possessions that would reduce the yield on its securities. Tax conventions between certain countries and the United States may reduce or eliminate these foreign taxes, however, and many foreign countries do not impose taxes on capital gains in respect of investments by foreign investors.

Foreign Currency Gains and Losses

     Gains or losses (1) from the disposition of foreign currencies, (2) from the disposition of a debt security denominated in a foreign currency that are attributable to fluctuations in the value of the foreign currency between the date of acquisition of the security and the date of disposition, and (3) that are attributable to fluctuations in exchange rates that occur between the time the Fund accrues interest, dividends or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects the receivables or pays the liabilities, generally are treated as ordinary income or loss. These gains or losses, referred to under the Code as "section 988" gains or losses, may increase or decrease the amount of the Fund's investment company taxable income to be distributed to its shareholders.

Income from Options, Futures and Currencies

     The use of hedging strategies, such as writing (selling) and purchasing options and futures, involves complex rules that will determine for income tax purposes the character and timing of recognition of the gains and losses the Fund realizes in connection therewith. Income from foreign currencies (except certain gains therefrom that may be excluded by future regulations), and income from transactions in options and futures derived by the Fund with respect to its business of investing in securities, will qualify as permissible income under the Income Requirement. However, income from the disposition of options and futures will be subject to the Short-Short Limitation if they are held for less than three months. Income from the disposition of foreign currencies that are not directly related to the Fund's principal business of investing in securities (or options and futures with respect to securities) also will be subject to the Short-Short Limitation if they are held for less than three months.

     If the Fund satisfies certain requirements, any increase in value of a position that is part of a "designated hedge" will be offset by any decrease in value (whether realized or not) of the offsetting hedging position during the period of the hedge for purposes of determining whether the Fund satisfies the Short-Short Limitation. Thus, only the net gain (if any) from the designated hedge will be included in gross income for purposes of that limitation. The Fund intends that, when it engages in hedging transactions, they will qualify for this treatment, but at the present time it is not clear whether this treatment will be available for all of the Fund's hedging transactions. To the extent this treatment is not available, the Fund may be forced to defer the closing out of certain options and futures beyond the time when it otherwise would be advantageous to do so, in order for the Fund to continue to qualify as a RIC.

     Any income the Fund earns from writing options is taxed as short-term capital gains. If the Fund enters into a closing purchase transaction, it will have a short-term capital gain or loss based on the difference between the premium it receives for the option it wrote and the premium it pays for the option it buys. If an option written by the Fund expires without being exercised, the premium it receives also will be a short-term gain. If such an option is exercised and the Fund thus sells the securities subject to the option, the premium the Fund receives will be added to the exercise price to determine the gain or loss on the sale. The Fund will not write so many options that it could fail to continue to qualify as a RIC.

     Certain options and futures contracts in which the Fund may invest may be "section 1256 contracts." Section 1256 contracts held by the Fund at the end of each taxable year, other than section 1256 contracts that are part of a "mixed straddle" with respect to which the Fund has made an election not to have the following rules apply, are "marked-to-market" (that is, treated as sold for their fair market value) for Federal income tax purposes, with the result that unrealized gains or losses are treated as though they were realized. Sixty percent of any net gain or loss recognized on these deemed sales, and 60% of any net realized gain or loss from any actual sales of section 1256 contracts, are treated as long-term capital gains or losses, and the balance is treated as short-term capital gains or losses. Section 1256 contracts also may be marked-to-market for purposes of the Excise Tax and for other purposes.

     Code section 1092 (dealing with straddles) also may affect the taxation of options and futures contracts in which the Fund may invest. Section 1092 defines a "straddle" as offsetting positions with respect to personal property; for these purposes, options and futures contracts are personal property.
Section 1092 generally provides that any loss from the disposition of a position in a straddle may be deducted only to the extent the loss exceeds the unrealized gain on the offsetting position(s) of the straddle. Section 1092 also provides certain "wash sale" rules, which apply to transactions where a position is sold at a loss and a new offsetting position is acquired within a prescribed period, and "short sale" rules applicable to straddles. If the Fund makes certain elections, the amount, character and timing of the recognition of gains and losses from the affected straddle positions will be determined under rules that vary according to the elections made. Because only a few of the regulations implementing the straddle rules have been promulgated, the tax consequences of straddle transactions to the Fund are not entirely clear.

Zero Coupon and Payment-in Kind Securities

     The Fund may acquire zero coupon or other securities issued with original issue discount. As the holder of those securities, the Fund must include in its income the original issue discount that accrues on the securities during the taxable year, even if the Fund receives no corresponding payment on the securities during the year. Similarly, the Fund must include in its gross income securities it receives as "interest" on payment-in-kind securities. Because the Fund annually must distribute substantially all of its investment company taxable income, including any original issue discount and other non-cash income, in order to qualify for treatment as a RIC and to avoid imposition of the Excise Tax, it may be required in a particular year to distribute as a dividend an amount that is greater than the total amount of cash it actually receives. Those distributions will be made from the Fund's cash assets or from the proceeds of sales of portfolio securities, if necessary. The Fund may realize capital gains or losses from those sales, which would increase or decrease its investment company taxable income and/or net capital gains. In addition, any such gains may be realized on the disposition of securities held for less than three months. Because of the Short-Short Limitation, any such gains would reduce the Fund's ability to sell other securities, or certain options or futures, held for less than three months that it might wish to sell in the ordinary course of its portfolio management.

                      PORTFOLIO TRANSACTIONS AND BROKERAGE

        One of the duties undertaken by WRIMCO pursuant to the Management Agreement is to arrange the purchase and sale of securities for the portfolio of the Fund. Transactions in securities other than those for which an exchange is the primary market are generally done with dealers acting as principals or market makers. Brokerage commissions are paid primarily for effecting transactions in securities traded on an exchange and otherwise only if it appears likely that a better price or execution can be obtained. The individual who manages the Fund may manage other advisory accounts with similar investment objectives. It can be anticipated that the manager will frequently place concurrent orders for all or most accounts for which the manager has responsibility. Transactions effected pursuant to such combined orders are averaged as to price and allocated in accordance with the purchase or sale orders actually placed for each fund or advisory account.

     To effect the portfolio transactions of the Fund, WRIMCO is authorized to engage broker-dealers ("brokers") which, in its best judgment based on all relevant factors, will implement the policy of the Fund to achieve "best execution" (prompt and reliable execution at the best price obtainable) for reasonable and competitive commissions. WRIMCO need not seek competitive commission bidding but is expected to minimize the commissions paid to the extent consistent with the interests and policies of the Fund. Subject to review by the Board of Directors, such policies include the selection of brokers which provide execution and/or research services and other services, including pricing or quotation services directly or through others ("brokerage services") considered by WRIMCO to be useful or desirable for its investment management of the Fund and/or the other funds and accounts over which WRIMCO or its affiliates have investment discretion.

     Brokerage services are, in general, defined by reference to Section 28(e) of the Securities Exchange Act of 1934 as including (i) advice, either directly or through publications or writings, as to the value of securities, the advisability of investing in, purchasing or selling securities and the availability of securities and purchasers or sellers; (ii) furnishing analyses and reports; or (iii) effecting securities transactions and performing functions incidental thereto (such as clearance, settlement and custody). "Investment discretion" is, in general, defined as having authorization to determine what securities shall be purchased or sold for an account, or making those decisions even though someone else has responsibility.

        The commissions paid to brokers that provide such brokerage services may be higher than another qualified broker would charge for effecting comparable transactions if a good faith determination is made by WRIMCO that the commission is reasonable in relation to the brokerage services provided. Subject to the foregoing considerations, WRIMCO may also consider the willingness of particular brokers and dealers to sell shares of the Fund and other funds managed by WRIMCO or its affiliates as a factor in its selection. No allocation of brokerage or principal business is made to provide any other benefits to WRIMCO or its affiliates.

     The investment research provided by a particular broker may be useful only to one or more of the other advisory accounts of WRIMCO or its affiliates and investment research received for the commissions of those other accounts may be useful both to the Fund and one or more of such other accounts. To the extent that electronic or other products provided by such brokers to assist WRIMCO in making investment management decisions are used for administration or other non-research purposes, a reasonable allocation of the cost of the product attributable to its non-research use is made by WRIMCO.

     Such investment research, which may be supplied by a third party at the instance of a broker, includes information on particular companies and industries as well as market, economic or institutional activity areas. It serves to broaden the scope and supplement the research activities of WRIMCO; serves to make available additional views for consideration and comparisons; and enables WRIMCO to obtain market information on the price of securities held in the Fund's portfolio or being considered for purchase.

     In placing transactions for the Fund's portfolio, WRIMCO may consider sales of shares of the Fund and other funds managed by WRIMCO and its affiliates as a factor in the selection of brokers to execute portfolio transactions. WRIMCO intends to allocate brokerage on the basis of this factor only if the sale is $2 million or more and there is no sales charge. This results in the consideration only of sales which by their nature would not ordinarily be made by Waddell & Reed, Inc.'s direct sales force and is done in order to prevent the direct sales force from being disadvantaged by the fact that it cannot participate in Fund brokerage.

     During the Fund's fiscal years ended September 30, 1995, 1994 and 1993, it paid brokerage commissions of $_______________, $37,454 and $43,462, respectively. These figures do not include principal transactions or spreads or concessions on principal transactions, i.e., those in which the Fund sells securities to a broker-dealer firm or buys from a broker-dealer firm securities owned by it.

     During the Fund's fiscal year ended September 30, 1995, the transactions, other than principal transactions, which were directed to broker-dealers who provided research as well as execution totaled $___________ on which $_________ in brokerage commissions were paid. These transactions were allocated to these broker-dealers by the internal allocation procedures described above.

     The Fund, WRIMCO and Waddell & Reed, Inc. have adopted a Code of Ethics which imposes restrictions on the personal investment activities of their employees, officers and interested directors.

Buying and Selling With Other Funds

     The Fund and one or more of the other funds in the United Group, TMK/United Funds, Inc., Waddell & Reed Funds, Inc., Torchmark Government Securities Fund, Inc. and Torchmark Insured Tax-Free Fund, Inc. or accounts over which Waddell & Reed Asset Management Company exercises investment discretion frequently buy or sell the same securities at the same time. If this happens, the amount of each purchase or sale is divided. This is done on the basis of the amount of securities each fund or account wanted to buy or sell. Sharing in large transactions could affect the price the Fund pays or receives or the amount it buys or sells. However, sometimes a better negotiated commission is available.

                               OTHER INFORMATION

The Shares of the Fund

        The Fund offers two Classes of shares: Class A and Class Y. Prior to January 12, 1996, the Fund offered only one Class of shares to the public. Shares outstanding on that date were designated as Class A shares. Each Class represents an interest in the same assets of the Fund and differ as follows: each Class of shares has exclusive voting rights on matters pertaining to matters appropriately limited to that Class; Class A shares are subject to an initial sales charge and to an ongoing service fee; each Class may bear differing amounts of certain Class-specific expenses; and each Class has a separate exchange privilege. The Fund does not anticipate that there will be any conflicts between the interests of holders of the different Classes of shares of the Fund by virtue of those Classes. On an ongoing basis, the Board of Directors will consider whether any such conflict exists and, if so, take appropriate action. Each share of the Fund is entitled to equal voting, dividend, liquidation and redemption rights, except that due to the differing expenses borne by the two Classes, dividends and liquidation proceeds of Class A shares are expected to be lower than for Class Y shares of the Fund. Each fractional share of a Class has the same rights, in proportion, as a full share of that Class.

THE INVESTMENTS OF
UNITED HIGH INCOME FUND II, INC.
SEPTEMBER 30, 1995

                                              Shares        Value

COMMON AND PREFERRED STOCKS
 AND WARRANTS
Banks and Savings and Loans - 0.15%
 California Federal Bank, F.S.B.,
   Preferred, Series B ...................     5,000 $    550,000
 Reliance Group Holdings, Inc., Warrants*      1,061        2,122
 WestFed Holdings, Inc., Preferred,
   Series A* .............................    14,243           28
 WestFed Holdings, Inc., Series B*  ......     7,610           15
   Total .................................                552,165

Building - 2.62%
 NVR L.P., Warrants*   ...................    33,086       74,444
 National Health Investors, Inc.  ........    27,150      821,288
 Triangle Pacific Corp.*  ................   127,442    2,166,514
 Walter Industries, Inc.*  ...............   516,814    6,589,379
   Total .................................              9,651,625

Chemicals Specialty and Miscellaneous
 Technology - 0.01%
 Plastic Specialties and Technologies, Inc.*  20,000       25,000

Hospital Management - 0.29%
 LTC Properties, Inc.  ...................    75,000    1,087,500

Leisure Time - 0.81%
 FLAGSTAR COMPANIES, INC.*  ..............    24,600      132,225
 Infinity Broadcasting Corporation,
   Class A* ..............................    67,500    2,210,625
 Sinclair Broadcast Group, Inc.*  ........     3,250       91,812
 Trump Hotels & Casino Resorts, Inc.*  ...    31,250      531,250
   Total .................................              2,965,912

Public Utilities - Electric - 0.11%
 Consolidated Hydro, Inc., Preferred*  ...     3,000      405,000
 Consolidated Hydro, Inc., Warrants (A)*       5,400            5
   Total .................................                405,005

Publishing and Advertising - 0.14%
 Advanstar Holdings, Inc.*  ..............    30,000      510,000

Services, Consumer and Business - 0.26%
 Bell & Howell Holdings Company*  ........    37,500      956,250


                 See Notes to Schedule of Investments on page .

THE INVESTMENTS OF
UNITED HIGH INCOME FUND II, INC.
SEPTEMBER 30, 1995

                                              Shares        Value

COMMON AND PREFERRED STOCKS
 AND WARRANTS (Continued)
Textiles and Apparel - 0.01%
 American Marketing Industries
   Holdings, Inc., Preferred (A)* ........     2,275 $     18,200

TOTAL COMMON AND PREFERRED STOCKS
 AND WARRANTS - 4.40%                                $ 16,171,657
 (Cost: $22,746,533)

                                           Principal
                                           Amount in
                                           Thousands

CORPORATE DEBT SECURITIES
Airlines - 1.94%
 GP Group, Inc.,
   8.75%, 12-15-98 .......................   $ 3,500    3,115,000
 NWA, Inc.,
   8.625%, 8-1-96 ........................     4,000    4,040,000
   Total .................................              7,155,000

Automotive - 1.63%
 Burlington Motor Holdings Inc.,
   11.5%, 11-1-2003 ......................     2,500    1,125,000
 Lear Seating Corporation,
   8.25%, 2-1-2002 .......................     4,000    3,890,000
 Walbro Corporation,
   9.875%, 7-15-2005 (A)..................     1,000      980,000
   Total .................................              5,995,000

Beverages - 0.21%
 Dr Pepper Bottling Holdings, Inc.,
   0.0%, 2-15-2003 (B) ...................     1,000      785,000

Biotechnology and Medical Services - 0.57%
 Abbey Healthcare Group Incorporated,
   9.5%, 11-1-2002 .......................     2,000    2,085,000

Building - 7.92%
 American Standard Inc.:
   9.875%, 6-1-2001 ......................     2,500    2,650,000
   11.375%, 5-15-2004 ....................       500      550,000
   0.0%, 6-1-2005 (B) ....................     1,250    1,015,625
   9.25%, 12-1-2016 ......................     5,000    5,150,000
 Beazer Homes USA, Inc.,
   9.0%, 3-1-2004 ........................     1,500    1,365,000
 Del Webb Corporation:
   9.75%, 3-1-2003 .......................     2,000    1,960,000
   9.0%, 2-15-2006 .......................     2,000    1,855,000


                 See Notes to Schedule of Investments on page .

THE INVESTMENTS OF
UNITED HIGH INCOME FUND II, INC.
SEPTEMBER 30, 1995

                                           Principal
                                           Amount in
                                           Thousands        Value

CORPORATE DEBT SECURITIES (Continued)
Building (Continued)
 Eagle Industries, Inc.,
   0.0%, 7-15-2003 (B) ...................   $ 4,000 $  3,120,000
 NVR L.P.,
   11.0%, 4-15-2003 ......................     1,500    1,455,000
 Nortek, Inc.,
   9.875%, 3-1-2004 ......................     2,000    1,815,000
 Triangle Pacific Corp.,
   10.5%, 8-1-2003 .......................     2,500    2,587,500
 Walter Industries, Inc.,
   12.19%, 3-15-2000 .....................     5,500    5,592,840
   Total .................................             29,115,965

Chemicals Major - 2.05%
 UCC Investors Holding, Inc.:
   10.5%, 5-1-2002 .......................     5,500    5,665,000
   0.0%, 5-1-2005 (B) ....................     2,500    1,862,500
   Total .................................              7,527,500

Chemicals Specialty and Miscellaneous
 Technology - 1.32%
 LaRoche Industries Inc.,
   13.0%, 8-15-2004 ......................       500      532,500
 OSi Specialties, Inc.,
   9.25%, 10-1-2003 ......................     2,500    2,725,000
 Scotsman Group, Inc.,
   9.5%, 12-15-2000 ......................     1,000      997,500
 UCAR International Inc.,
   12.0%, 1-15-2005 ......................       535      596,525
   Total .................................              4,851,525

Computers and Office Equipment - 0.80%
 Corporate Express, Inc.,
   9.125%, 3-15-2004 .....................     2,000    1,975,000
 Mail-Well Corporation,
   10.5%, 2-15-2004 ......................     1,000      970,000
   Total .................................              2,945,000

Domestic Oil - 1.05%
 Clark R&M Holdings, Inc.,
   0.0%, 2-15-2000  ......................     6,000    3,847,500


                 See Notes to Schedule of Investments on page .

THE INVESTMENTS OF
UNITED HIGH INCOME FUND II, INC.
SEPTEMBER 30, 1995

                                           Principal
                                           Amount in
                                           Thousands        Value

CORPORATE DEBT SECURITIES (Continued)
Drugs and Hospital Supply - 1.79%
 AmeriSource Distribution Corporation,
   11.25%, 7-15-2005 .....................   $ 1,100 $  1,156,499
 General Medical Corporation:
   10.875%, 8-15-2003 ....................     3,000    3,105,000
   12.125%, 8-15-2005 ....................     2,250    2,320,890
   Total .................................              6,582,389

Electronics - 0.53%
 Essex Group, Inc.,
   10.0%, 5-1-2003 .......................     2,000    1,940,000

Food and Related - 1.54%
 Specialty Foods Corporation:
   10.25%, 8-15-2001 .....................     2,000    1,905,000
   11.125%, 10-1-2002 (A).................     1,000      980,000
   11.25%, 8-15-2003 .....................     3,000    2,782,500
   Total .................................              5,667,500

Hospital Management - 4.29%
 Assisted Living Concepts, Inc.,
   Convertible,
   7.0%, 7-31-2005 (A)....................     1,000    1,155,000
 GranCare, Inc.,
   9.375%, 9-15-2005 .....................       500      503,750
 LTC Properties, Inc., Convertible:
   8.5%, 1-1-2000 ........................     2,000    2,010,000
   8.5%, 1-1-2001 ........................     1,000    1,002,500
 Multicare Companies, Inc. (The),
   12.5%, 7-1-2002 .......................       415      472,581
 Pathmark Stores, Inc.,
   9.625%, 5-1-2003 ......................     2,000    1,970,000
 Quorum Health Group, Inc.,
   11.875%, 12-15-2002 ...................     4,000    4,420,000
 Tenet Healthcare Corporation:
   9.625%, 9-1-2002 ......................     2,000    2,115,000
   10.125%, 3-1-2005 .....................     2,000    2,115,000
   Total .................................             15,763,831

Household Products - 1.73%
 Exide Corporation:
   10.75%, 12-15-2002 ....................     3,000    3,195,000
   0.0%, 12-15-2004 (B) ..................     2,000    1,580,000
   10.0%, 4-15-2005 (A)...................     1,500    1,582,500
   Total .................................              6,357,500


                 See Notes to Schedule of Investments on page .

THE INVESTMENTS OF
UNITED HIGH INCOME FUND II, INC.
SEPTEMBER 30, 1995

                                           Principal
                                           Amount in
                                           Thousands        Value

CORPORATE DEBT SECURITIES (Continued)
Insurance - 1.69%
 American Annuity Group, Inc.:
   9.5%, 8-15-2001 .......................   $ 2,500 $  2,525,000
   11.125%, 2-1-2003 .....................     3,500    3,683,750
   Total .................................              6,208,750

Leisure Time - 20.75%
 Act III Broadcasting, Inc.,
   9.625%, 12-15-2003 ....................     2,000    2,030,000
 Alliance Entertainment Corp.,
   11.25%, 7-15-2005 (A)..................     1,500    1,496,250
 American Safety Razor Company,
   9.875%, 8-1-2005 (A)...................     2,000    2,000,000
 CAI Wireless Systems, Inc.,
   12.25%, 9-15-2002 .....................     1,000    1,037,500
 Cablevision Industries Corporation:
   10.75%, 1-30-2002 .....................     3,000    3,270,000
   9.25%, 4-1-2008  ......................     2,000    2,125,000
 California Hotel Finance Corporation,
   11.0%, 12-1-2002 ......................     4,000    4,140,000
 COMCAST CELLULAR CORPORATION,
   0.0%, 3-5-2000 ........................     3,700    2,830,500
 COMCAST CORPORATION,
   9.5%, 1-15-2008 .......................     4,000    4,050,000
 Continental Cablevision, Inc.:
   10.625%, 6-15-2002 ....................     1,000    1,055,000
   8.875%, 9-15-2005 .....................     2,000    2,045,000
   11.0%, 6-1-2007 .......................     1,200    1,326,000
 FLAGSTAR COMPANIES, INC.,
   10.75%, 9-15-2001 .....................     4,750    4,465,000
 GNS Finance Corp.,
   9.25%, 3-15-2003 ......................     1,500    1,597,500
 Granite Broadcasting Corporation,
   10.375%, 5-15-2005 (A).................     1,000    1,020,000
 Harrah's Operating Company, Inc.,
   10.875%, 4-15-2002 ....................     2,000    2,155,000
 Infinity Broadcasting Corporation,
   10.375%, 3-15-2002 ....................     5,000    5,350,000
 LaQuinta Motor Inns, Inc.,
   9.25%, 5-15-2003 ......................     4,000    4,190,000
 Marcus Cable Operating Company, L.P.,
   0.0%, 8-1-2004 (B).....................     3,500    2,380,000
 Plitt Theatres, Inc.,
   10.875%, 6-15-2004 ....................     2,000    1,930,000
 Premier Parks Inc.,
   12.0%, 8-15-2003 (A)...................     1,000    1,025,000
 Rio Hotel & Casino, Inc.,
   10.625%, 7-15-2005 (A).................     2,000    1,940,000


                 See Notes to Schedule of Investments on page .

THE INVESTMENTS OF
UNITED HIGH INCOME FUND II, INC.
SEPTEMBER 30, 1995

                                           Principal
                                           Amount in
                                           Thousands        Value

CORPORATE DEBT SECURITIES (Continued)
Leisure Time (Continued)
 Rogers Communications Incorporated,
   10.875%, 4-15-2004 ....................   $ 4,000 $  4,160,000
 Showboat, Inc.,
   9.25%, 5-1-2008 .......................     4,000    3,780,000
 Sinclair Broadcast Group, Inc.:
   10.0%, 12-15-2003 .....................     1,250    1,268,750
   10.0%, 9-30-2005 ......................     1,500    1,526,250
 Trump Hotels & Casino Resorts Holdings, L.P.,
   15.5%, 6-15-2005.......................     2,000    1,980,000
 Turner Broadcasting System, Inc.,
   8.375%, 7-1-2013 ......................     4,125    4,134,570
 Viacom International, Inc.:
   9.125%, 8-15-99 .......................     2,000    2,095,000
   8.0%, 7-7-2006 ........................     4,000    3,920,000
   Total .................................             76,322,320

Machinery - 0.52%
 Fairfield Manufacturing Company, Inc.,
   11.375%, 7-1-2001 .....................     2,000    1,900,000

Metals and Mining - 0.26%
 Russel Metals Inc.,
   10.25%, 6-15-2000 .....................     1,000      970,000

Multi-Industry - 1.89%
 Jordan Industries, Inc.,
   10.375%, 8-1-2003 .....................     2,000    1,870,000
 Mark IV Industries, Inc.,
   8.75%, 4-1-2003 .......................     5,000    5,100,000
   Total .................................              6,970,000

Oil Services - 1.10%
 Falcon Drilling, Inc.,
   9.75%, 1-15-2001 ......................     1,500    1,500,000
 Noble Drilling Corporation,
   9.25%, 10-1-2003 ......................     2,500    2,562,500
   Total .................................              4,062,500


                 See Notes to Schedule of Investments on page .

THE INVESTMENTS OF
UNITED HIGH INCOME FUND II, INC.
SEPTEMBER 30, 1995

                                           Principal
                                           Amount in
                                           Thousands        Value

CORPORATE DEBT SECURITIES (Continued)
Packaging and Containers - 4.25%
 Container Corporation of America,
   10.75%, 5-1-2002 ......................   $ 2,000 $  2,105,000
 Gaylord Container Corporation:
   11.5%, 5-15-2001 ......................     2,000    2,080,000
   0.0%, 5-15-2005 (B) ...................     2,000    1,970,000
 Owens-Illinois, Inc.:
   10.0%, 8-1-2002 .......................     2,000    2,060,000
   9.75%, 8-15-2004 ......................     4,500    4,612,500
 Silgan Corporation,
   0.0%, 12-15-2002 (B) ..................     3,000    2,805,000
   Total .................................             15,632,500

Paper - 4.63%
 Asia Pulp & Paper Company Ltd,
   11.75%, 10-1-2005 .....................     2,000    2,022,500
 Fort Howard Corporation:
   9.25%, 3-15-2001 ......................     4,500    4,443,750
   11.0%, 1-2-2002 .......................     4,214    4,404,447
 Repap New Brunswick Inc.,
   10.625%, 4-15-2005 ....................     1,250    1,268,750
 S. D. Warren Company,
   12.0%, 12-15-2004  ....................     1,000    1,105,000
 Stone Container Corporation,
   10.75%, 10-1-2002 .....................     1,750    1,815,625
 Williamhouse-Regency of Delaware, Inc.,
   11.5%, 6-15-2005 ......................     2,000    1,980,000
   Total .................................             17,040,072

Propane - 0.29%
 AmeriGas Partners, L.P.,
   10.125%, 4-15-2007 ....................     1,000    1,065,000

Public Utilities - Electric - 0.08%
 Consolidated Hydro, Inc.,
   0.0%, 7-15-2003 (B) ...................       500      288,230

Publishing and Advertising - 3.42%
 American Media Operations, Inc.,
   11.625%, 11-15-2004 ...................     3,000    3,097,500
 Big Flower Press, Inc.,
   10.75%, 8-1-2003 ......................     2,500    2,537,500
 Herff Jones, Inc.,
   11.0%, 8-15-2005 (A)...................     2,000    2,045,000


                 See Notes to Schedule of Investments on page .

THE INVESTMENTS OF
UNITED HIGH INCOME FUND II, INC.
SEPTEMBER 30, 1995

                                           Principal
                                           Amount in
                                           Thousands        Value

CORPORATE DEBT SECURITIES (Continued)
Publishing and Advertising (Continued)
 Lamar Advertising Company,
   11.00%, 5-15-2003 .....................   $ 2,000 $  2,020,000
 Outdoor Systems, Inc.,
   10.75%, 8-15-2003 .....................     3,000    2,895,000
   Total .................................             12,595,000

Railroad Equipment - 0.90%
 Harman International Industries, Incorporated,
   12.0%, 8-1-2002 .......................     1,635    1,737,187
 Westinghouse Air Brake Company,
   9.375%, 6-15-2005 .....................     1,500    1,560,000
   Total .................................              3,297,187

Railroads - 2.08%
 Communications & Power Industries, Inc.,
   12.0%, 8-1-2005 (A)....................     2,000    2,045,000
 IntelCom Group Inc., Units,
   0.0%, 9-15-2005 (A)(D).................        22    1,248,750
 Southern Pacific Rail Corporation,
   9.375%, 8-15-2005 .....................     4,000    4,340,000
   Total .................................              7,633,750

Retailing - 9.31%
 Big V Supermarkets, Inc.,
   11.0%, 2-15-2004 ......................     1,500    1,207,500
 Bruno's, Inc.,
   10.5%, 8-1-2005 .......................     2,000    1,940,000
 Dominick's Finer Foods, Inc.,
   10.875%, 5-1-2005 (A)..................     1,000    1,015,000
 Eckerd Corporation,
   9.25%, 2-15-2004 ......................     5,500    5,788,750
 Orchard Supply Hardware Stores Corporation,
   9.375%, 2-15-2002 .....................     2,500    2,312,500
 Penn Traffic Company:
   10.25%, 2-15-2002......................     3,500    3,360,000
   8.625%, 12-15-2003 ....................     2,500    2,150,000
   9.625%, 4-15-2005 .....................     2,350    1,903,500
 Ralphs Grocery Company,
   10.45%, 6-15-2004 .....................     2,500    2,443,750
 Safeway Inc.,
   10.0%, 12-1-2001 ......................     5,000    5,550,000
 SuperRite, Inc.,
   10.625%, 4-01-2002.....................     3,400    3,638,000
 WestPoint Stevens Inc.,
   9.375%, 12-15-2005 ....................     3,000    2,917,500
   Total .................................             34,226,500


                 See Notes to Schedule of Investments on page .

THE INVESTMENTS OF
UNITED HIGH INCOME FUND II, INC.
SEPTEMBER 30, 1995

                                           Principal
                                           Amount in
                                           Thousands        Value

CORPORATE DEBT SECURITIES (Continued)
Services, Consumer and Business - 1.78%
 Bell & Howell Company:
   9.25%, 7-15-2000 ......................   $ 2,000 $  2,000,000
   10.75%, 10-01-2002 ....................     1,750    1,863,750
 United Stationers Supply Co.,
   12.75%, 5-1-2005 (A)...................     2,500    2,675,000
   Total .................................              6,538,750

Steel - 0.94%
 AK Steel Corporation,
   10.75%, 4-1-2004 ......................       625      667,969
 Inland Steel Industries, Inc.,
   12.75%, 12-15-2002 ....................     2,500    2,787,500
   Total .................................              3,455,469

Telecommunications - 4.77%
 MFS Communications Company, Inc.,
   0.0%, 1-15-2004 (B) ...................     3,500    2,651,250
 Metrocall, Inc.,
   10.375%, 10-1-2007 ....................     1,000    1,014,380
 PanAmSat, L.P.:
   9.75%, 8-1-2000 .......................     2,500    2,612,500
   0.0%, 8-1-2003 (B) ....................     5,000    3,900,000
 Rogers Cantel Mobile Communications Inc.,
   10.75%, 11-1-2001 .....................     3,000    3,150,000
 Summit Communications Group, Inc.,
   10.5%, 4-15-2005 ......................     3,000    3,300,000
 USA Mobile Communications, Inc. II,
   9.5%, 2-1-2004 ........................     1,000      930,000
   Total .................................             17,558,130

Textiles and Apparel - 0.89%
 CMI Industries, Inc.,
   9.5%, 10-1-2003 .......................     1,500    1,380,000
 CONSOLTEX GROUP INC.,
   11.0%, 10-1-2003 ......................     2,000    1,880,000
 Linter Textiles Corporation Limited,
   13.75%, 10-1-2000 (C) .................     2,500       12,500
   Total .................................              3,272,500

TOTAL CORPORATE DEBT SECURITIES - 86.92%             $319,655,368
 (Cost: $316,329,651)

SHORT-TERM SECURITIES
Banks and Savings and Loans - 0.28%
 U.S. Bancorp,
   Master Note ...........................     1,018    1,018,000


                 See Notes to Schedule of Investments on page .

THE INVESTMENTS OF
UNITED HIGH INCOME FUND II, INC.
SEPTEMBER 30, 1995

                                           Principal
                                           Amount in
                                           Thousands        Value

SHORT-TERM SECURITIES (Continued)
Financial - 0.81%
 PHH Corp.,
   5.73%, 10-5-95 ........................   $   150  $   149,905
 Textron Financial Corp.,
   5.94%, 10-27-95 .......................     2,830    2,817,859
   Total .................................              2,967,764

Food and Related - 1.36%
 ConAgra, Inc.,
   5.85%, 11-1-95 ........................     1,000      994,962
 General Mills, Inc.,
   Master Note ...........................     1,735    1,735,000
 Sara Lee Corporation,
   Master Note ...........................     2,283    2,283,000
   Total .................................              5,012,962

Retailing - 2.92%
 K Mart Corporation,
   5.90%, 10-24-95 .......................     5,000    4,981,153
 Kroger Co., (The):
   6.07%, 10-26-95 .......................     5,000    4,978,924
   6.10%, 10-27-95 .......................       800      796,476
   Total .................................             10,756,553

Telecommunications - 0.45%
 NYNEX Corporation,
   5.77%, 10-23-95 .......................     1,670    1,664,111

TOTAL SHORT-TERM SECURITIES - 5.82%                  $ 21,419,390
 (Cost: $21,419,390)

TOTAL INVESTMENT SECURITIES - 97.14%                 $357,246,415
 (Cost: $360,495,574)

CASH AND OTHER ASSETS, NET OF LIABILITIES - 2.86%      10,535,230

NET ASSETS - 100.00%                                 $367,781,645


                 See Notes to Schedule of Investments on page .

THE INVESTMENTS OF
UNITED HIGH INCOME FUND II, INC.
SEPTEMBER 30, 1995

Notes to Schedule of Investments
   * No income dividends were paid during the preceding 12 months.

(A)  As of September 30, 1995, the following restricted securities were owned:
                               Shares/
                               Principal
                   Acquisition  Amount                Market
     Security         Date      in 000's  Cost         Value
     --------      ----------- --------------------------------
  American Marketing
     Industries
     Holdings, Inc.,
     Preferred Stock   5/12/89     2,275$ 7   56,875$    18,200
  Consolidated Hydro, Inc.,
     Warrants          6/15/93     5,400   127,817           5
  Alliance Entertainment Corp.,
     11.25%, 7-15-2005 7/18/95    $1,000 1,000,000     997,500
                       7/21/95       500   503,750     498,750
  American Safety Razor Company,
     9.875%, 8-1-2005  7/27/95     2,000 2,000,000   2,000,000
  Assisted Living Concepts,
     Inc., Convertible,
     7.0%, 7-31-2005    8/2/95     1,000 1,000,000   1,155,000
  Communications & Power Industries,
     Inc.,
     12.0%, 8-1-2005    8/2/95     2,000 2,000,000   2,045,000
  Dominick's Finer Foods, Inc.,
     10.875%, 5-1-2005  8/2/95     1,000 1,027,500   1,015,000
  Exide Corporation,
     10.0%, 4-15-2005  4/21/95     1,500 1,500,000   1,582,500
  Granite Broadcasting Corporation,
     10.375%, 5-15-20055/12/95     1,000 1,000,000   1,020,000
  Herff Jones, Inc.,
     11.0%, 8-15-2005  8/14/95     2,000 2,000,000   2,045,000
  IntelCom Group Inc.,
     Units,
     0.0%, 9-15-2005    8/3/95        22 1,155,240   1,248,750
  Premier Parks Inc.,
     12.0%, 8-15-2003  8/10/95     1,000 1,000,000   1,025,000
  Rio Hotel & Casino, Inc.,
     10.625%, 7-15-20057/18/95     2,000 2,000,000   1,940,000
  Specialty Foods Corporation,
     11.125%,0= 10-1-20027/12/95   1,000 1,000,000     980,000
  United Stationers Supply Co.,
     12.75%, 5-1-2005  4/26/95     2,500 2,500,000   2,675,000
  Walbro Corporation,
     9.875%, 7-15-2005 7/21/95     1,000   996,500     980,000
                                        -----------------------
                                        $20,867,682$21,225,705
                                        =======================
     The total market value of restricted securities represents approximately 5.77% of the total net assets at September 30, 1995.

THE INVESTMENTS OF
UNITED HIGH INCOME FUND II, INC.
SEPTEMBER 30, 1995

Notes to Schedule of Investments (Continued)

(B) The security does not bear interest for an initial period of time and subsequently becomes interest bearing.

(C) Non-income producing as the issuer has either missed its most recent interest payment or declared bankruptcy.

(D) Each Unit consists of 10 Senior Discount Notes and 33 Warrants to purchase one share of Common Stock.

See Note 1 to financial statements for security valuation and other significant accounting policies concerning investments.

See Note 3 to financial statements for cost and unrealized appreciation and depreciation of investments owned for Federal income tax purposes.

UNITED HIGH INCOME FUND II, INC.
STATEMENT OF ASSETS AND LIABILITIES
SEPTEMBER 30, 1995

Assets
 Investment securities - at value (Notes 1 and 3)  . $357,246,415
 Cash  .............................................        6,654
 Receivables:
   Investment securities sold ......................    7,743,125
   Interest and dividends ..........................    7,148,571
   Fund shares sold ................................      286,349
 Prepaid insurance premium  ........................       17,925
                                                     ------------
    Total assets  ..................................  372,449,039
                                                     ------------
Liabilities
 Payable for investment securities purchased  ......    3,000,000
 Payable for Fund shares redeemed  .................    1,234,847
 Dividends payable  ................................      261,178
 Accrued service fee  ..............................       71,287
 Accrued transfer agency and dividend disbursing  ..       47,666
 Accrued accounting services fee  ..................        5,000
 Other  ............................................       47,416
                                                     ------------
    Total liabilities  .............................    4,667,394
                                                     ------------
      Total net assets ............................. $367,781,645
                                                     ============
Net Assets
 $1.00 par value capital stock, authorized --
   400,000,000; shares outstanding -- 91,160,325
   Capital stock ................................... $ 91,160,325
   Additional paid-in capital ......................  329,390,006
 Accumulated undistributed loss:
   Accumulated undistributed net realized
    loss on investment transactions  ...............  (49,519,527)
   Net unrealized depreciation in value of
    investments at end of period  ..................   (3,249,159)
                                                     ------------
    Net assets applicable to outstanding
      units of capital ............................. $367,781,645
                                                     ============
Net asset value per share (net assets divided
 by shares outstanding)  ...........................        $4.03
Sales load (offering price x 5.75%).................          .25
                                                            -----
Offering price per share (net asset value divided
 by 94.25%) ........................................        $4.28
                                                            =====

   On sales of $100,000 or more the sales load is reduced as set forth in the
                                  Prospectus.


                       See notes to financial statements.

UNITED HIGH INCOME FUND II, INC.
STATEMENT OF OPERATIONS
For the Fiscal Year Ended SEPTEMBER 30, 1995

Investment Income
 Income:
   Interest  .......................................  $35,000,614
   Dividends .......................................      208,003
                                                      -----------
    Total income  ..................................   35,208,617
                                                      -----------
 Expenses (Note 2):
   Investment management fee .......................    2,021,032
   Transfer agency and dividend disbursing .........      551,431
   Service fee .....................................      398,763
   Accounting services fee .........................       57,500
   Audit fees ......................................       32,692
   Legal fees ......................................       24,289
   Custodian fees ..................................       23,347
   Other ...........................................       95,342
                                                      -----------
    Total expenses  ................................    3,204,396
                                                      -----------
      Net investment income ........................   32,004,221
                                                      -----------

Realized and Unrealized Gain (Loss) on Investments
 Realized net loss on investments  .................   (9,062,829)
 Unrealized appreciation in value of investments
   during the period ...............................   15,239,840
                                                      -----------
   Net gain on investments .........................    6,177,011
                                                      -----------
    Net increase in net assets resulting
      from operations ..............................  $38,181,232
                                                      ===========


                       See notes to financial statements.

UNITED HIGH INCOME FUND II, INC.
STATEMENT OF CHANGES IN NET ASSETS

                                        For the fiscal year ended
                                             September 30,
                                        -------------------------
                                             1995        1994
                                        ------------ ------------
Increase (Decrease) in Net Assets
 Operations:
   Net investment income ...............$ 32,004,221 $ 32,038,734
   Realized net gain (loss) on
    investments ........................  (9,062,829)   7,099,487
   Unrealized appreciation
    (depreciation)  ....................  15,239,840  (30,013,344)
                                        ------------ ------------
    Net increase in net assets
      resulting from operations ........  38,181,232    9,124,877
                                        ------------ ------------
 Dividends to shareholders from
   net investment income* .............. (32,004,221) (32,038,734)
                                        ------------ ------------
 Capital share transactions:
   Proceeds from sale of shares
    (7,993,791 and 9,117,319
    shares, respectively)  .............  31,537,803   38,145,169
   Proceeds from reinvestment of
    dividends (7,199,082 and 6,784,080
    shares, respectively)  .............  28,417,425   28,264,415
   Payments for shares redeemed
    (15,495,006 and 14,806,281 shares,
    respectively)  ..................... (60,993,212) (61,672,228)
                                        ------------ ------------
    Net increase (decrease) in net
      assets resulting from capital
      share transactions ...............  (1,037,984)   4,737,356
                                        ------------ ------------
      Total increase (decrease) ........   5,139,027  (18,176,501)

Net Assets
 Beginning of period  .................. 362,642,618  380,819,119
                                        ------------ ------------
 End of period  ........................$367,781,645 $362,642,618
                                        ============ ============
   Undistributed net investment
    income  ............................        $---         $---
                                                ====         ====

                     *See "Financial Highlights" on page .

                       See notes to financial statements.

UNITED HIGH INCOME FUND II, INC.
FINANCIAL HIGHLIGHTS
For a Share of Capital Stock Outstanding
Throughout Each Period:

                                  For the fiscal year ended
                                         September 30,
                             ------------------------------------
                               1995   1994    1993   1992    1991
                             ------ ------  ------ ------  ------
Net asset value,
 beginning of
 period ............          $3.96  $4.21   $4.06  $3.75   $3.45
                              -----  -----   -----  -----   -----
Income from investment
 operations:
 Net investment
   income ..........           0.35    .35     .36    .39     .45
 Net realized and
   unrealized gain
   (loss) on
   investments .....           0.07  (0.25)    .15    .31     .30
                              -----  -----   -----  -----   -----
Total from investment
 operations  .......           0.42    .10     .51    .70     .75
Less dividends declared
 from net investment
 income ............          (0.35) (0.35)  (0.36) (0.39)  (0.45)
                              -----  -----   -----  -----   -----
Net asset value,
 end of period  ....          $4.03  $3.96   $4.21  $4.06   $3.75
                              =====  =====   =====  =====   =====
Total return* ......          11.25%  2.31%  13.07% 19.31%  23.66%
Net assets, end of
 period (000
 omitted)  .........       $367,782$362,643$380,819$345,376$291,436
Ratio of expenses to
 average net assets            0.89%  0.88%   0.80%  0.82%   0.89%
Ratio of net investment
 income to average
 net assets  .......           8.93%  8.41%   8.64%  9.79%  12.94%
Portfolio turnover
 rate  .............          26.82% 47.05%  69.24% 80.28%  53.88%

Total return calculated without taking into account the sales load deducted on an initial purchase.

                       See notes to financial statements.

UNITED HIGH INCOME FUND II, INC.
NOTES TO FINANCIAL STATEMENTS
SEPTEMBER 30, 1995

NOTE 1 -- Significant Accounting Policies

     United High Income Fund II, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles.

A. Security valuation -- Each stock and convertible bond is valued at the latest sale price thereof on the last business day of the fiscal period as reported by the principal securities exchange on which the issue is traded or, if no sale is reported for a stock, the average of the latest bid and asked prices. Bonds, other than convertible bonds, are valued using a pricing system provided by a major dealer in bonds. Convertible bonds are valued using this pricing system only on days when there is no sale reported. Stocks which are traded over-the-counter are priced using Nasdaq (National Association of Securities Dealers Automated Quotations) which provides information on bid and asked or closing prices quoted by major dealers in such stocks. Restricted securities and securities for which market quotations are not readily available are valued at fair value as determined in good faith under procedures established by and under the general supervision of the Fund's Board of Directors. Short-term debt securities are valued at amortized cost, which approximates market.

B. Security transactions and related investment income -- Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Securities gains and losses are calculated on the identified cost basis. Original issue discount (as defined in the Internal Revenue Code), premiums on the purchase of bonds and post-1984 market discount are amortized for both financial and tax reporting purposes over the remaining lives of the bonds. Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis. See Note 3 -- Investment Security Transactions.

C. Federal income taxes -- The Fund intends to distribute all of its net investment income and capital gains to its shareholders and otherwise qualify as a regulated investment company under the Internal Revenue Code. In addition, the Fund intends to pay distributions as required to avoid imposition of excise tax. Accordingly, provision has not been made for Federal income taxes. See Note 4 -- Federal Income Tax Matters.

D. Dividends and distributions -- All of the Fund's net investment income is declared and recorded by the Fund as dividends payable on each day to shareholders of record at the time of the previous determination of net asset value. Net investment income distributions and capital gains distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are due to differing treatments for items such as deferral of wash sales and post-October losses, foreign currency transactions, net operating losses and expiring capital loss carryforwards.

NOTE 2 -- Investment Management and Payments to Affiliated Persons

     The Fund pays a fee for investment management services. The fee is computed daily based on the net asset value at the close of business. The fee consists of two elements: (i) a "Specific" fee computed on net asset value as of the close of business each day at the annual rate of .15% of net assets and
(ii) a "Group" fee computed each day on the combined net asset values of all of the funds in the United Group of mutual funds (approximately $13.3 billion of combined net assets at September 30, 1995) at annual rates of .51% of the first $750 million of combined net assets, .49% on that amount between $750 million and $1.5 billion, .47% between $1.5 billion and $2.25 billion, .45% between $2.25 billion and $3 billion, .43% between $3 billion and $3.75 billion, .40% between $3.75 billion and $7.5 billion, .38% between $7.5 billion and $12 billion, and .36% of that amount over $12 billion. The Fund accrues and pays this fee daily.

     Pursuant to assignment of the Investment Management Agreement between the Fund and Waddell & Reed, Inc. ("W&R"), Waddell & Reed Investment Management Company ("WRIMCO"), a wholly-owned subsidiary of W&R, serves as the Fund's investment manager.

     The Fund has an Accounting Services Agreement with Waddell & Reed Services Company ("WARSCO"), a wholly-owned subsidiary of W&R. Under the agreement, WARSCO acts as the agent in providing accounting services and assistance to the Fund and pricing daily the value of shares of the Fund. For these services, the Fund pays WARSCO a monthly fee of one-twelfth of the annual fee shown in the following table.

                            Accounting Services Fee
                  Average
               Net Asset Level          Annual Fee
          (all dollars in millions) Rate for Each Level
          ------------------------- -------------------
           From $    0 to $   10          $      0
           From $   10 to $   25          $ 10,000
           From $   25 to $   50          $ 20,000
           From $   50 to $  100          $ 30,000
           From $  100 to $  200          $ 40,000
           From $  200 to $  350          $ 50,000
           From $  350 to $  550          $ 60,000
           From $  550 to $  750          $ 70,000
           From $  750 to $1,000          $ 85,000
                $1,000 and Over           $100,000

     The Fund also pays WARSCO a monthly per account charge for transfer agency and dividend disbursement services of $1.0208 for each shareholder account which was in existence at any time during the prior month, plus $0.30 for each account on which a dividend or distribution of cash or shares had a record date in that month. The Fund also reimburses W&R and WARSCO for certain out-of-pocket costs.

     As principal underwriter for the Fund's shares, W&R received direct and indirect gross sales commissions (which are not an expense of the Fund) of $1,064,115, out of which W&R paid sales commissions of $607,092 and all expenses in connection with the sale of Fund shares, except for registration fees and related expenses.

     Under a Service Plan adopted by the Fund pursuant to Rule 12b-1 under the Investment Company Act of 1940, the Fund may pay monthly a fee to W&R in an amount not to exceed .25% of the Fund's average annual net assets. The fee is to be paid to reimburse W&R for amounts it expends in connection with the provision of personal services to Fund shareholders and/or maintenance of shareholder accounts.

     The Fund paid Directors' fees of $13,376.

     W&R is an indirect subsidiary of Torchmark Corporation, a holding company, and United Investors Management Company, a holding company, and a direct subsidiary of Waddell & Reed Financial Services, Inc., a holding company.

NOTE 3 -- Investment Security Transactions

     Purchases of investment securities, other than U.S. Government and short-term securities, aggregated $87,999,760 while proceeds from maturities and sales aggregated $89,549,172. Purchases of short-term securities aggregated $322,216,364 while proceeds from maturities and sales aggregated $329,422,492.

     For Federal income tax purposes cost of investments owned at September 30, 1995 was $360,026,838, resulting in net unrealized depreciation of $2,780,423, of which $13,775,482 related to appreciated securities and $16,555,905 related to depreciated securities.

NOTE 4 -- Federal Income Tax Matters

     For Federal income tax purposes, the Fund realized net capital losses of $390,078 during its fiscal year ended September 30, 1995 including the effect of losses of $8,672,751 which were deferred to the year ending September 30, 1996 (see discussion below). Capital loss carryforwards aggregated $41,040,060 at September 30, 1995 and are available to offset future net realized capital gain net income for Federal income tax purposes through September 30, 1998; $40,548,748 of these amounts are available through September 30, 1999; $8,619,748 are available through September 30, 2000 and $390,078 are available through September 30, 2003.

     Internal Revenue Code regulations permit the Fund to defer into its next fiscal year net capital losses incurred between each November 1 and the end of its next fiscal year ("post-October losses"). From November 1, 1994 through September 30, 1995, the Fund incurred net long term capital losses of $8,672,751 which have been deferred to the fiscal year ending September 30, 1996.

REPORT OF INDEPENDENT ACCOUNTANTS
To the Board of Directors and Shareholders of United High Income Fund II, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of United High Income Fund II, Inc. (the "Fund") at September 30, 1995, the results of its operations for the year then ended and the changes in its net assets and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 1995 by correspondence with the custodian and brokers and the application of alternative auditing procedures where confirmations from brokers were not received, provide a reasonable basis for the opinion expressed above.



Price Waterhouse LLP
Kansas City, Missouri
November 3, 1995

                             REGISTRATION STATEMENT

                                     PART C

                               OTHER INFORMATION


24.  Financial Statements and Exhibits
     ---------------------------------

     (a)  Financial Statements -- United High Income Fund II, Inc.

          Included in Part B:
          -------------------

          As of September 30, 1995
               Statements of Assets and Liabilities

          For the year ended September 30, 1995
               Statements of Operations

          For the two years ended September 30, 1995
               Statement of Changes in Net Assets

          Schedule I -- Investment Securities as of September 30, 1995

          Report of Independent Accountants

          Included in Part C:
          -------------------

          Financial Data Schedule

          Other schedules prescribed by Regulation S-X are not filed because the required matter is not present or is insignificant.

      (b) Exhibits:

          (1)  Articles of Incorporation, attached hereto as EX-99.B1-h2charter

               Articles Supplementary, attached hereto as EX-99.B1-h2artsup

          (2)  By-Laws, as amended, attached hereto as EX-99.B2-h2bylaw

          (3)  Not applicable

          (4) Article FIFTH and Article SEVENTH of the Articles of Incorporation of Registrant attached hereto as EX-99.B1-h2charter; Article I, Article IV and Article VII of the Bylaws of
               the Registrant, as amended, attached hereto as EX-99.B2-h2bylaw

          (5) Investment Management Agreement attached hereto as EX-99.B5-h2ima

               Assignment of the Investment Management Agreement attached hereto as EX-99.B5-h2assign

          (6)  Underwriting Agreement attached hereto as EX-99.B6-h2ua

          (7)  Not applicable

          (8)  Custodian Agreement attached hereto as EX-99.B8-h2ca

          (9) (a) Shareholder Servicing Agreement attached hereto as EX-99.B9-h2ssa

               (b) Accounting Services Agreement attached hereto as EX-99.B9-h2asa

               (c) Service Agreement filed by electronic format on July 30, 1993 as Exhibit (b)(15) to Post-Effective Amendment No. 14 to the Registration Statement on Form N-1A*

               (d) Amendment to Service Agreement attached hereto as EX-99.B9-h2saa

               (e) Fund Class A Application attached hereto as EX-99.B9-h2appca

               (f) Fund Class Y Application attached hereto as EX-99.B9-h2appcy

               (g)  Fund NAV Application attached hereto as EX-99.B9-h2navapp

         (10)  Not applicable

         (11) Consent of Independent Accountant attached hereto as EX-99.B11-h2consent

         (12)  Not applicable

         (13) Agreement with initial shareholder, Waddell & Reed, Inc., (refiling by EDGAR) attached hereto as EX-99.B13-h2inital

         (14) 1. Qualified Retirement Plan and Trust-Defined Contribution Basic Plan Document filed December 16, 1994 as EX-99.B14-1-03bpd to Pre-Effective Amendment No. 1 to the Registration Statement on Form N-1A of United Asset Strategy Fund, Inc.*
               2. Qualified Retirement Plan-Summary Plan Description filed December 16, 1994 as EX-99.B14-2-03spd to Pre-Effective Amendment No. 1 to the Registration Statement on Form N-1A of United Asset Strategy Fund, Inc.*
---------------------------------
*Incorporated herein by reference
               3. Employer Contribution 403(b)-Adoption Agreement filed December 16, 1994 as EX-99.B14-3-403baa to Pre-Effective Amendment No. 1 to the Registration Statement on Form N-1A of United Asset Strategy Fund, Inc.*
               4. IRC Section 457 Deferred Compensation Plan-Adoption Agreement filed December 16, 1994 as EX-99.B14-4-457aa to Pre-Effective Amendment No. 1 to the Registration Statement on Form N-1A of United Asset Strategy Fund, Inc.*
               5. IRC Section 457-Deferred Compensation Specimen Plan Document filed December 16, 1994 as EX-99.B14-5-457bpd to Pre-Effective Amendment No. 1 to the Registration Statement on Form N-1A of United Asset Strategy Fund, Inc.*
               6. National Nonstandardized 401(k)Profit Sharing Plan-Adoption Agreement filed December 16, 1994 as EX-99.B14-6-ns401aa to Pre-Effective Amendment No. 1 to the Registration Statement on Form N-1A of United Asset Strategy Fund, Inc.*
               7. 401(k) Nonstandardized Profit Sharing Plan-Summary Plan Description filed December 16, 1994 as EX-99.B14-7-ns401gs to Pre-Effective Amendment No. 1 to the Registration Statement on Form N-1A of United Asset Strategy Fund, Inc.*
               8. National Nonstandardized Money Purchase Pension Plan-Adoption Agreement filed December 16, 1994 as EX-99.B14-8-nsmppaa to Pre-Effective Amendment No. 1 to the Registration Statement on Form N-1A of United Asset Strategy Fund, Inc.*
               9. National Nonstandardized Profit Sharing Plan-Adoption Agreement filed December 16, 1994 as EX-99.B14-9-nspspaa to Pre-Effective Amendment No. 1 to the Registration Statement on Form N-1A of United Asset Strategy Fund, Inc.*
               10. Standardized 401(k) Profit sharing Plan-Adoption Agreement filed December 16, 1994 as EX-99.B14-10-s401aa to Pre-Effective Amendment No. 1 to the Registration Statement on Form N-1A of United Asset Strategy Fund, Inc.*
               11. 401(k) Standardized Profit Sharing Plan-Summary Plan
                   Description filed December 16, 1994 as EX-99.B14-11-s401gis to Pre-Effective Amendment No. 1 to the Registration Statement on Form N-1A of United Asset Strategy Fund, Inc.*
               12. Universal Simplified Employee Pension Plan-Adoption
                   Agreement filed December 16, 1994 as EX-99.B14-12-sepaa to Pre-Effective Amendment No. 1 to the Registration Statement on Form N-1A of United Asset Strategy Fund, Inc.*
               13. Universal Simplified Employee Pension Plan-Basic Plan
                   Document filed December 16, 1994 as EX-99.B14-13-sepbpd to Pre-Effective Amendment No. 1 to the Registration Statement on Form N-1A of United Asset Strategy Fund, Inc.*
               14. National Standardized Money Purchase Pension Plan-Adoption
                   Agreement filed December 16, 1994 as EX-99.B14-14-smppaa to Pre-Effective Amendment No. 1 to the Registration Statement on Form N-1A of United Asset Strategy Fund, Inc.*
               15. Standardized Money Purchase pension Plan-Summary Plan
                   Description filed December 16, 1994 as EX-99.B14-15-smppgis to Pre-Effective Amendment No. 1 to the Registration Statement on Form N-1A of United Asset Strategy Fund, Inc.*
               16. Standardized Profit Sharing Plan-Adoption Agreement filed
                   December 16, 1994 as EX-99.B14-16-spspaa to Pre-Effective Amendment No. 1 to the Registration Statement on Form N-1A of United Asset Strategy Fund, Inc.*
               17. Standardized Profit Sharing Plan-summary Plan Description field December 16, 1994 as EX-99.B14-17-spspgis to Pre-Effective Amendment No. 1 to the Registration Statement on Form N-1A of United Asset Strategy Fund, Inc.*
               18. 403(b)(7) Tax-sheltered Custodial Account Agreement filed
                   December 16, 1994 as EX-99.B14-18-tsa to Pre-Effective Amendment No. 1 to the Registration Statement on Form N-1A of United Asset Strategy Fund, Inc.*
---------------------------------
*Incorporated herein by reference
               19. Title I 403(b) Plan Document filed December 16, 1994 as EX-
                   99.B14-19-ttllpbd to Pre-Effective Amendment No. 1 to the Registration Statement on Form N-1A of United Asset Strategy Fund, Inc.*

          (15) Service Plan for Class A Shares attached hereto as EX-99.B15-h2spca

          (16) (1) Computation of Average Annual Total Return Performance Quotations filed by electronic format on July 30, 1993 as Exhibit (b)(16)(1) to Post-Effective Amendment No. 14 to the Registration Statement on Form N-1A*

               (2) Computation of Yield Performance Quotation filed November 24, 1992 as Exhibit (b)(16) on Form SE to Post-Effective Amendment No. 12 to the Registration Statement on Form N-1A*

          (17) Financial Data Schedule attached hereto as EX-27.B17-h2fds

          (18) Multiple Class Plan attached hereto as EX-99.B18-h2mcp

25.  Persons Controlled by or under common control with Registrant
     -------------------------------------------------------------

     None

26.  Number of Holders of Securities
     -------------------------------

                                   Number of Record Holders as of
          Title of Class                 September 30, 1995
          --------------           ------------------------------
          Common                               30,257

27.  Indemnification
     ---------------

     Reference is made to Section 7 of ARTICLE Seventh of the Articles of Incorporation of Registrant attached hereto as EX-99.B1-h2charter and to
     Article IV of the Underwriting Agreement attached hereto as Ex-99.B6-h2ua, both of which provide indemnification. Also refer to Section 2-418 of the Maryland General Corporation Law regarding indemnification of directors, officers, employees and agents.

28.  Business and Other Connections of Investment Manager
     ----------------------------------------------------

     Waddell & Reed Investment Management Company is the investment manager of the Registrant. Under the terms of an Investment Management Agreement between Waddell & Reed, Inc. and the Registrant, Waddell & Reed, Inc. is to provide investment management services to the Registrant. Waddell & Reed, Inc. assigned its investment management duties under this agreement to Waddell & Reed Investment Management Company on January 8, 1992. Waddell & Reed Investment Management Company is not engaged in any business other than the provision of investment management services to those registered investment companies described in Part A and Part B of this Post-Effective Amendment.

     Each director and executive officer of Waddell & Reed Investment Management Company has had as his sole business, profession, vocation or employment during the past two years only his duties as an executive officer and/or employee of Waddell & Reed Investment Management Company or its predecessors, except as to persons who are directors and/or officers of the Registrant and have served in the capacities shown in the Statement of
--------------------------------
*Incorporated herein by reference
     Additional Information of the Registrant, and except for Mr. Ronald K. Richey. Mr. Richey is Chairman of the Board and Chief Executive Officer of Torchmark Corporation, the parent company of Waddell & Reed, Inc., and Chairman of the Board of United Investors Management Company, a holding company of which Waddell & Reed, Inc. is an indirect subsidiary. Mr. Richey's address is 2001 Third Avenue South, Birmingham, Alabama 35233. The address of the others is 6300 Lamar Avenue, Shawnee Mission, Kansas 66202-4200.

     As to each director and officer of Waddell & Reed Investment Management Company, reference is made to the Prospectus and SAI of this Registrant.

29.  Principal Underwriter
     ---------------------

     (a) Waddell & Reed, Inc. is the principal underwriter. It is the principal underwriter to the following investment companies:

          United Funds, Inc.
          United International Growth Fund, Inc.
          United Continental Income Fund, Inc.
          United Vanguard Fund, Inc.
          United Retirement Shares, Inc.
          United Municipal Bond Fund, Inc.
          United High Income Fund, Inc.
          United Cash Management, Inc.
          United Government Securities Fund, Inc.
          United New Concepts Fund, Inc.
          United Gold & Government Fund, Inc.
          United Municipal High Income Fund, Inc.
          United Asset Strategy Fund, Inc.
          TMK/United Funds, Inc.
          Waddell & Reed Funds, Inc.

          and is depositor of the following unit investment trusts:

          United Periodic Investment Plans to acquire shares of United Science and Energy Fund

          United Periodic Investment Plans to acquire shares of United Accumulative Fund

          United Income Investment Programs

          United International Growth Investment Programs

          United Continental Income Investment Programs

          United Vanguard Investment Programs

     (b) The information contained in the underwriter's application on form BD, under the Securities Exchange Act of 1934, is herein incorporated by reference.

     (c) No compensation was paid by the Registrant to any principal underwriter who is not an affiliated person of the Registrant or any affiliated person of such affiliated person.

30.  Location of Accounts and Records
     --------------------------------

     The accounts, books and other documents required to be maintained by Registrant pursuant to Section 31(a) of the Investment Company Act and rules promulgated thereunder are under the possession of Mr. Robert L.
---------------------------------
*Incorporated herein by reference
     Hechler and Ms. Sharon K. Pappas, as officers of the Registrant, each of whose business address is Post Office Box 29217, Shawnee Mission, Kansas 66201-9217.

31.  Management Services
     -------------------

     There are no service contracts other than as discussed in Part A and B of this Post-Effective Amendment and as listed in response to Items (b)(9)
and
     (b)(15) hereof.

32.  Undertakings
     ------------

     (a)  Not applicable
     (b)  Not applicable
     (c) The Fund agrees to furnish to each person to whom a prospectus is delivered a copy of the Fund's latest annual report to shareholders upon request and without charge.
     (d) To the extent that Section 16(c) of the Investment Company Act of 1940, as amended, applies to the Fund, the Fund agrees, if requested in writing by the shareholders of record of not less than 10% of the Fund's outstanding shares, to call a meeting of the shareholders of the Fund for the purpose of voting upon the question of removal of any director and to assist in communications with other shareholders as required by Section 16(c).

---------------------------------
*Incorporated herein by reference

                                  SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Post-Effective Amendment pursuant to Rule 485(a) of the Securities Act of 1933 and has duly caused this Post-Effective Amendment to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Overland Park, and State of Kansas, on the 13th day of November, 1995.


                       UNITED HIGH INCOME FUND II, INC.

                             (Registrant)

                            By /s/ Keith A. Tucker*
                            ------------------------
                           Keith A. Tucker, President

     Pursuant to the requirements of the Securities Act of 1933, and/or the Investment Company Act of 1940, this Post-Effective Amendment has been signed below by the following persons in the capacities and on the date indicated.

     Signatures          Title
     ----------          -----

/s/Ronald K. Richey*     Chairman of the Board         November 13, 1995
----------------------                                 ----------------
Ronald K. Richey


/s/Keith A. Tucker*      President and Director        November 13, 1995
----------------------   (Principal Executive Officer) ----------------
Keith A. Tucker


/s/Theodore W. Howard*   Vice President, Treasurer     November 13, 1995
----------------------   and Principal Accounting      ----------------
Theodore W. Howard       Officer


/s/Robert L. Hechler*    Vice President and            November 13, 1995
----------------------   Principal Financial           ----------------
Robert L. Hechler        Officer


/s/Henry L. Bellmon*     Director                      November 13, 1995
----------------------                                 ----------------
Henry L. Bellmon


                         Director
---------------------                                  ----------------
Dodds I. Buchanan


/s/Jay B. Dillingham*    Director                      November 13, 1995
--------------------                                   ----------------
Jay B. Dillingham


/s/Linda Graves*         Director                      November 13, 1995
-------------------                                    ----------------
Linda Graves


/s/John F. Hayes*        Director                      November 13, 1995
-------------------                                    ----------------
John F. Hayes


/s/Glendon E. Johnson*   Director                      November 13, 1995
-------------------                                    ----------------
Glendon E. Johnson


/s/James B. Judd*        Director                      November 13, 1995
-------------------                                    ----------------
James B. Judd


/s/William T. Morgan*    Director                      November 13, 1995
-------------------                                    ----------------
William T. Morgan


                         Director
-------------------                                    ----------------
Doyle Patterson


/s/Eleanor B. Schwartz*  Director                      November 13, 1995
-------------------                                    ----------------
Eleanor B. Schwartz


/s/Frederick Vogel III*  Director                      November 13, 1995
-------------------                                    ----------------
Frederick Vogel, III


/s/Paul S. Wise*         Director                      November 13, 1995
-------------------                                    ----------------
Paul S. Wise


                         Director
-------------------                                    ----------------
Leslie S. Wright


*By
    Sharon K. Pappas
    Attorney-in-Fact

ATTEST:
   Sheryl Strauss
   Assistant Secretary